                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
|X| Definitive proxy statement                  Commission Only (as permitted
[ ] Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                        MURRAY INCOME PROPERTIES II, LTD.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing proxy statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             Limited Partnership Interests

         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
             314,687

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             $21,673,000. Pursuant to Rule O-11(c)(2), the fee was calculated on the basis of the amount of cash that is estimated to be received by the Registrant from the net sales proceeds from the sales of all the Registrant's properties assuming that the properties are sold for 95% of their appraised values (as of December 31, 1998), which is a condition to the sale of the properties.

         ----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:  $21,673,000

         -----------------------------------------------------------------------
         (5) Total fee paid:   $4,335

         -----------------------------------------------------------------------
     [X] Fee paid previously with preliminary materials.

         ----------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                        MURRAY INCOME PROPERTIES II, LTD.

                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                          TO BE HELD ON MARCH 10, 2000


To the limited partners:

     You are cordially invited to attend the special meeting of limited partners of Murray Income Properties II, Ltd. to be held at 1:00 p.m. Dallas, Texas time, on March 10, 2000 at 2200 Ross Avenue, Suite 2000, Dallas, Texas to consider and act upon the following proposals:

     PROPOSAL 1.    The approval of the sale of the partnership's portfolio of properties, in one or a series of sale transactions (which may include one or more properties owned by Murray Income
                    Properties I, Ltd., an affiliate of the partnership under joint management), the subsequent dissolution and liquidation of the partnership upon the sale of the partnership's last property and an amendment to the partnership agreement to permit the proposed asset sale, dissolution and liquidation on the terms set forth in the attached proxy statement.

     PROPOSAL 2.    Such other matters as may properly come before the special meeting or any adjournments thereof.

     The record date for the special meeting is January 10, 2000. Only limited partners of record at the close of business on that date are entitled to notice of and to vote at the special meeting, or any adjournments of that meeting. The affirmative vote of the holders of a majority of the outstanding limited partnership interests on the record date is necessary to approve the proposal.

     IT IS IMPORTANT THAT YOUR LIMITED PARTNERSHIP INTERESTS BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF LIMITED PARTNERSHIP INTERESTS YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU ATTEND, PLEASE ENSURE YOUR REPRESENTATION BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ADDITION, YOU MAY ALSO VOTE VIA TELEPHONE BY CALLING (800) 213-7567, OR VIA THE INTERNET AT WWW.PROXYBYNET.COM/MURRAY. YOU WILL NEED YOUR CONTROL NUMBER FROM YOUR PROXY CARD TO VOTE VIA TELEPHONE OR THE INTERNET. YOUR GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHTS TO VOTE IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BY GIVING WRITTEN NOTICE TO BRENT BUCK AT THE PARTNERSHIP'S PRINCIPAL EXECUTIVE OFFICE PRIOR TO THE BEGINNING OF THE SPECIAL MEETING, EXECUTING A SUBSEQUENT-DATED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                        By order of the general partners

                                        Murray Realty Investors IX, Inc.


                                        Mitchell Armstrong, President

                                        Crozier Partners IX, Ltd.


                                        Jack E. Crozier, General Partner
5550 LBJ Freeway
Suite 675
Dallas, Texas 75240
(800) 765-3863

January 14, 2000

                            MURRAY INCOME PROPERTIES

                                January 14, 2000



Dear limited partners:

     You are cordially invited to attend a special meeting of the limited partners of Murray Income Properties II, Ltd. to be held at 1:00 p.m. Dallas, Texas time on March 10, 2000. The special meeting will be held at 2200 Ross Avenue, Suite 2000, Dallas, Texas. Please make an effort to either attend the meeting or return your proxy vote by mail, or vote by the telephone or Internet, so that your vote is received by the general partners no later than March 8, 2000.

     At the special meeting, you will be asked to consider and vote upon a single proposal to:

     o approve the sale of the partnership's portfolio of properties, in one or a series of sale transactions (which properties may be sold with one or more properties owned by Murray Income Properties I, Ltd., an affiliate of the partnership under joint management ("MIP I"));

     o dissolve and liquidate the partnership upon the sale of the final property owned by the partnership; and

     o amend the partnership agreement in order to permit the proposed asset sale and dissolution.

     At this time, the partnership has not entered into any agreement for the sale of any of the partnership's properties, nor have any of the properties been actively marketed for sale. If the asset sale, dissolution and amendment proposal is approved, the general partners will proceed to sell the properties as soon as practicable, consistent with obtaining fair value for the properties. A condition placed on the sales of the properties is that the entire portfolio of properties owned by the partnership (the "Portfolio") must be sold for at least 95% of its appraised value (as of December 31, 1998) as reflected in the independent appraisals prepared by Joseph J. Blake and Associates, Inc. As of December 31, 1998, the appraised value of the Portfolio was $24,090,000, and 95% of its appraised value was $22,885,500.

     The partnership agreement generally provides that cash proceeds from sales of the partnership's properties be distributed 99% to the limited partners and 1% to the general partners. However, upon the sale of the partnership's final property, the partnership agreement requires cash to be distributed to the partners pro rata in proportion to their existing capital accounts. Hence, the amount of cash available for distribution to the limited partners is dependent upon which of the partnership's properties is sold last due to the variations in the capital accounts of the partners. The amount to be received by the limited partners is also subject to uncertainties surrounding the estimation of future operating income and expenses, as well as the estimation of sales costs. Therefore, because of these numerous variables, the general partners believe that it is impractical to provide you with a meaningful distribution estimate per limited partnership interest.

     The partnership agreement contains a provision which specially allocates depreciation to limited partnership interests which, at the time of the initial public offering, were subject to federal income tax (such limited partnership interests referred to herein as "Taxable Interests"). The limited partnership interests which did not receive the depreciation allocations are referred to as "Non-taxable Interests" in this proxy statement. Since the initial public offering of the limited partnership interests, this special allocation of depreciation has created a wide discrepancy in the capital accounts of limited partners who hold Taxable Interests versus those who hold Non-taxable Interests. Hence, it is likely that the holders of Taxable Interests will receive a different amount, and probably less, than the holders of Non-taxable Interests. Further, if all the partnership's other properties are not sold before Tower Place Festival (and interim distributions of the sales proceeds made therefrom), then the discrepancy between the amounts received by the holders of Taxable Interests and the holders of the Non-taxable Interests could be greater, with the holders of Taxable Interests receiving an even smaller distribution and the holders of the Non-taxable Interests receiving a larger distribution.


                5550 LBJ Freeway, Suite 675, Dallas, Texas 75240
                        (972) 991-9090 FAX (972) 991-9086

     The enclosed materials discuss the proposal in detail, but we would like to summarize the primary reasons for recommending that you approve the proposed asset sale and dissolution.

     o The general partners believe that both the markets where the partnership's properties are located and the real estate market in general have significantly improved from the real estate recession which occurred in the late 1980's and early 1990's. Holding the properties in hopes of further gains in value may put at risk the selling opportunity provided by this favorable market.

     o A significant percentage of the properties' leases have been renewed over the past several years. Most of these renewals have achieved higher rental rates than the leases which expired, thereby increasing the value of the properties. Because most of the leases have terms of three to five years, the general partners believe it will be several years before further significant increases in value will occur.

     o The properties have been maintained in good condition since they were purchased and there is currently little deferred maintenance among the partnership's properties. However, as the properties age, the cost of repairs and maintenance will increase and this could have a negative impact on their value in the future.

         In considering whether to submit the asset sale, dissolution and amendment proposal to the limited partners, the general partners also considered the disadvantages of this course of action. The primary disadvantages of disposing of the partnership's properties and dissolving the partnership pursuant to this proposal are:

     o There can be no assurance that the proposed asset sale and dissolution will result in greater returns to the limited partners than a continuation of the partnership. With respect to the partnership's properties, as a result of the completion of the proposed asset sale and dissolution, the partnership would not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the properties.

     o There is no guarantee that the other alternatives considered by the general partners, if pursued, would not produce greater value for the limited partners.

         Additional factors that you should consider in determining whether to approve the proposal are set forth in the attached proxy statement, to which this summary is qualified in its entirety, including under the section entitled "Risk Factors Relating to the Proposal."

         The general partners' current goal is to complete the sale of the properties within approximately six to nine months after approval of the asset sale, dissolution and amendment proposal has been obtained. Prior to completion of the sale of all of the properties, the general partners intend, but are not obligated, to make at least one interim distribution of net proceeds from the sales of the properties. The partnership also intends to continue to make quarterly distributions of cash from operations.

         The net proceeds of the sales of the partnership's properties (after deducting the expenses of the sale and payment of certain fees, such as accounting fees, legal fees and printing, solicitation and mailing expenses), as well as the partnership's cash from operations, will be distributed to the partners in accordance with the partnership agreement. After the sale of all the partnership's properties, and after the partnership has paid, or made adequate provision for, all its liabilities, the partnership will be dissolved. A vote in favor of the proposal for the sale of all of the partnership's properties will also be a vote in favor of the dissolution and liquidation of the partnership following the sale of its last property and a vote in favor of the partnership agreement amendment. Holders of at least a majority of the partnership's outstanding limited partnership interests must approve the proposal in order for the proposed transactions to proceed.

     ALTHOUGH THE GENERAL PARTNERS BELIEVE THE PROPOSED ASSET SALE AND DISSOLUTION AND THE RELATED PARTNERSHIP AGREEMENT AMENDMENT ARE IN THE BEST INTERESTS OF THE LIMITED PARTNERS, YOU SHOULD CAREFULLY REVIEW THE ATTACHED PROXY STATEMENT AND CONSULT YOUR OWN ADVISORS IN ORDER TO MAKE AN INFORMED VOTE ON THE PROPOSAL. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE PARTNERSHIP'S OUTSTANDING LIMITED PARTNERSHIP INTERESTS. IF THE LIMITED PARTNERS DO NOT APPROVE THE PROPOSAL, THE

PARTNERSHIP WILL CONTINUE TO PURSUE ITS BUSINESS OBJECTIVES RELATING TO OPERATING AND LIQUIDATING ITS PROPERTIES PRIOR TO JANUARY 31, 2025. THE LIMITED PARTNERS OF MIP I, A PARTNERSHIP WHICH IS JOINTLY MANAGED WITH THE PARTNERSHIP, ARE ALSO BEING ASKED TO APPROVE A SIMILAR ASSET SALE AND DISSOLUTION PROPOSAL. BECAUSE THE PARTNERSHIP AND MIP I SHARE GENERAL AND ADMINISTRATIVE EXPENSES INCURRED BY BOTH PARTNERSHIPS, THE APPROVAL BY MIP I'S LIMITED PARTNERS AND THE DISAPPROVAL BY THE PARTNERSHIP'S LIMITED PARTNERS OF THEIR RESPECTIVE ASSET SALE AND DISSOLUTION PROPOSALS MAY SIGNIFICANTLY INCREASE THE PARTNERSHIP'S COSTS AND DECREASE THE AMOUNT OF CASH AVAILABLE FOR DISTRIBUTION IN THE FUTURE.

     Enclosed with this letter are a notice of special meeting and a proxy statement which describe in detail the proposed asset sale, dissolution and partnership agreement amendment. Please give all of the materials your careful attention and consideration. It is important that your limited partnership interests be represented at the special meeting, regardless of the number of limited partnership interests you hold.

     Accompanying the proxy statement is a proxy card which may be used to indicate your vote on the proposals. You can cast your vote by appearing in person and voting at the meeting, or by voting by proxy in one of the following ways:

     o By signing, dating and returning the enclosed proxy card to Morrow & Co., Inc., using the enclosed postage-paid envelope.

     o    By calling the automated touch-tone telephone system 24 hours a day at
          (800) 213-7567, entering your control number from your proxy card and following the voice prompts to record your vote.

     o By visiting the Internet website www.proxybynet.com/murray, and entering your control number from your proxy card and registering your vote.

     If you vote using the telephone or the Internet, please do NOT mail in your proxy card. Your giving of the proxy will not affect your rights to vote at the special meeting. You may revoke your proxy by:

     o Executing a subsequent-dated proxy and delivering it to Brent Buck, the secretary of the corporate general partner, at the partnership's principal executive office;

     o Giving written notice prior to the beginning of the special meeting to Brent Buck at the partnership's principal executive office; or

     o Attending the special meeting and voting in person at the special meeting.

YOU SHOULD CAREFULLY CONSIDER THE MATTERS SET FORTH UNDER "RISK FACTORS RELATING TO THE PROPOSAL" STARTING ON PAGE 12 OF THE PROXY STATEMENT.

     If you have any questions about the enclosed proxy materials or the proposed sale of the partnership's properties and the subsequent dissolution and liquidation of the partnership, please call the partnership at (800) 765-3863.

Sincerely,

THE GENERAL PARTNERS

Murray Realty Investors IX, Inc.

By: /s/ MITCHELL ARMSTRONG

    Mitchell Armstrong, President

By: /s/ BRENT BUCK

    Brent Buck, Executive Vice President and Secretary

Crozier Partners IX, Ltd.

By: /s/ JACK E. CROZIER

    Jack E. Crozier, General Partner

                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
FORWARD-LOOKING STATEMENTS.................................................................................1

QUESTIONS AND ANSWERS ABOUT THE PROPOSED SALE OF PROPERTIES AND DISSOLUTION ...............................2

THE SPECIAL MEETING........................................................................................5

         Time, Date and Place of Special Meeting...........................................................5

         Purpose of the Special Meeting and Recommendation of the General Partners.........................5

         Record Date and Partnership Interests.............................................................5

         Intentions to Vote by the General Partners........................................................5

         Quorum and Voting of Proxies......................................................................6

         Revocation of Proxies.............................................................................6

         Voting Rights.....................................................................................6

         Vote Required.....................................................................................6

         No Dissenters' or Appraisal Rights Under Texas Law or the Partnership Agreement...................6

         Proxy Solicitation and Expenses...................................................................6

         Completion of Proxies.............................................................................7

         Documents Included................................................................................7

THE PROPOSAL: AUTHORIZATION OF THE SALE OF ALL OF THE PARTNERSHIP'S
PROPERTIES, DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP AND AMENDMENT
OF THE PARTNERSHIP AGREEMENT...............................................................................8

         The Partnership...................................................................................8

         Descriptions of the Properties....................................................................8

         Background for the Asset Sale.....................................................................9

         Terms of the Asset Sale...........................................................................9

         Abandonment and Events Requiring Solicitation or Subsequent Approval.............................10

         Effect of the Asset Sale - Dissolution and Liquidation...........................................10

         Certain Relationships with Third Parties.........................................................12

         General Partners and Indemnification.............................................................12

RISK FACTORS RELATING TO THE PROPOSAL.....................................................................12

FAIRNESS OF THE ASSET SALE AND DISSOLUTION................................................................17

         The General Partners' Recommendation and Reasons for the Proposed Asset Sale and Dissolution.....17

         Alternatives to the Asset Sale and Dissolution...................................................19

                Alternative One: Continuation of Partnership..............................................19

                Alternative Two: Reorganization of Partnership as a REIT..................................20

                Alternative Three: Leveraged Recapitalization.............................................21

                Alternative Four: Merger with Another Entity..............................................22

         Appraisals of Properties.........................................................................22

                  Selection and Qualifications of Appraiser...............................................23

                  Summary of Methodology..................................................................23

                           Valuation Methodology - Income Capitalization Approach.........................23

                           Valuation Methodology - Sales Comparison Approach..............................24

                  Conclusions as to Value.................................................................24

                  Assumptions, Limitations and Qualifications of Appraisals...............................24

                  Compensation and Material Relationships.................................................26

         Offers from Third Parties........................................................................26

AMENDMENT TO THE PARTNERSHIP AGREEMENT....................................................................26

SELECTED FINANCIAL DATA...................................................................................27

FEDERAL INCOME TAX CONSEQUENCES...........................................................................28

CONFLICTS OF INTEREST, RELATED TRANSACTIONS AND INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL..............31

REGULATORY MATTERS........................................................................................32

ACCOUNTING TREATMENT......................................................................................32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE PARTNERSHIP.........................33

ABSENCE OF PUBLIC MARKET FOR LIMITED PARTNERSHIP INTERESTS................................................33

FEES AND EXPENSES.........................................................................................34

INFORMATION CONCERNING AUDITORS...........................................................................34

LIMITED PARTNER PROPOSALS.................................................................................34

OTHER MATTERS.............................................................................................34

WHERE YOU CAN FIND MORE INFORMATION.......................................................................34

INCORPORATION BY REFERENCE................................................................................35


APPENDIX A      -  BLAKE AND ASSOCIATES SUMMARY OF PROPERTY APPRAISALS

APPENDIX B      -  ANNUAL REPORT ON FORM 10-K (FOR THE YEAR ENDED DECEMBER 31, 1998)

APPENDIX C      -  QUARTERLY REPORT ON FORM 10-Q (FOR THE QUARTER ENDED SEPTEMBER 30, 1999)

APPENDIX D      -  LISTING AGREEMENT WITH TC TENNESSEE, INC.

APPENDIX E      -  PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE AND AGREEMENT
                   OF LIMITED PARTNERSHIP

                           FORWARD-LOOKING STATEMENTS

     Statements in this proxy statement that are not historical facts are "forward-looking statements" within the meaning of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934. The words "may," "estimates," "believes," "anticipates," "expects," "intends" and similar expressions are intended to identify these forward-looking statements. These statements involve known and unknown risks and uncertainties that may cause the partnership's actual results or outcomes, including the amount of cash estimated to be distributed to the limited partners upon completion of the proposed sale of the partnership's remaining portfolio properties, to be materially different from those anticipated and discussed in this proxy statement. Important factors that the partnership believes might cause such differences include the amount and nature of liabilities that may be asserted against the partnership, the general partners' inability to find a suitable buyer or buyers for the properties, the inability to agree on a purchase price or contract terms with a potential buyer, a decrease in the financial performance of the properties, the discovery of an environmental condition on one or more properties, the condition of real estate markets and general economic conditions, as well as those specific risks that are discussed in this proxy statement and in the partnership's previous filings with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, the limited partners are urged to read carefully all cautionary statements contained in this proxy statement and in those other filings made by the partnership with the SEC.

   QUESTIONS AND ANSWERS ABOUT THE PROPOSED SALE OF PROPERTIES AND DISSOLUTION

     THE FOLLOWING QUESTIONS AND ANSWERS ARE INTENDED TO PROVIDE BRIEF ANSWERS TO FREQUENTLY ASKED QUESTIONS CONCERNING THE PROPOSAL AND PROXY STATEMENT PROCESS. THESE QUESTIONS AND ANSWERS DO NOT, AND ARE NOT INTENDED TO, ADDRESS ALL THE QUESTIONS THAT MAY BE IMPORTANT TO YOU. YOU SHOULD CAREFULLY READ THE REMAINDER OF THIS PROXY STATEMENT AS WELL AS THE APPENDICES AND THE DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.


Q.   WHO IS SOLICITING MY PROXY?

A.   The general partners of the partnership.

Q.   WHERE AND WHEN IS THE SPECIAL MEETING?

A. The special meeting will be held at 1:00 p.m., Dallas, Texas time, on March 10, 2000, at 2200 Ross Avenue, Suite 2000, Dallas, Texas.

Q.   WHAT AM I VOTING ON?

A. The general partners are seeking the authorization of the limited partners of a single proposal to:

     o sell all of the partnership's portfolio of properties, in one or a series of sale transactions;

     o dissolve and liquidate the partnership after the sale of the last property; and

     o    amend the partnership agreement to permit the proposed transactions.

Q.   HOW MUCH WILL THE PARTNERSHIP'S PROPERTIES BE SOLD FOR?

A. The general partners will work diligently to achieve the highest price possible for each of the partnership's properties. However, to help ensure you that the properties will not be sold if market conditions deteriorate, a condition to the sale of the partnership's properties is that the entire portfolio of properties owned by the partnership (the "Portfolio") must be sold for at least 95% of the appraised value of the Portfolio (as of December 31, 1998), as reflected in independent appraisals obtained by the partnership.

Q.   HOW MUCH WILL I GET IF ALL THE PROPERTIES ARE SOLD?

A. The general partners believe that it is impractical to provide you with a distribution estimate that is meaningful because of the numerous uncertainties in such a calculation, including:

     o the possibility that the general partners may sell the partnership's properties for a price in excess of 95% of their appraised values (as of December 31, 1998);

     o    the difficulty in estimating future operating income and expenses;

     o    the difficulty in estimating expenses relating to the property sales;
          and

     o the ability of the general partners to decide which property to sell last, which will affect the distribution amount to limited partners due to variations in the partners' capital accounts.

     However, if all of the partnership's properties are sold for 95% of their appraised values (as of December 31, 1998), the general partners estimate that the partnership will receive net sales proceeds of approximately $21,673,000. The partnership agreement contains a provision which specially allocates depreciation to limited partnership interests which, at the time of the initial public offering, were subject to federal income tax (such limited partnership interests referred to herein as "Taxable Interests"). The limited partnership interests which did not receive the depreciation allocations are referred to as "Non-taxable Interests" in this proxy statement. Since the initial public offering of the limited partnership interests, this special allocation of depreciation has created a wide discrepancy in the capital accounts of limited partners who hold Taxable Interests versus those who hold Non-taxable Interests. Hence, it is likely that the holders of Taxable Interests will receive a different amount, and probably less, than the holders of Non-taxable Interests. Further, if all the partnership's other properties are not sold before Tower Place Festival (and interim distributions of the sales proceeds made therefrom), then the discrepancy between the amounts received by the holders of Taxable Interests and the holders of Non-taxable Interests could be greater, with the holders of Taxable Interests receiving an even smaller distribution and the holders of Non-taxable Interests receiving a larger distribution.

Q.   WHEN WILL DISTRIBUTIONS BE MADE AND THE PARTNERSHIP DISSOLVED?

A. The general partners anticipate that the partnership will complete the sale of all of the properties within six to nine months. However, it could take more or less time, as further described in this proxy statement. Hence, the partnership will not be dissolved prior to late 2000, and potentially not until 2001 or beyond. Prior to completion of the sale of all of the properties and the dissolution of the partnership, the general partners intend, but are not obligated, to make at least one interim distribution of net proceeds from the sales of the properties prior to the sale of the partnership's final property.

Q.   WILL I HAVE APPRAISAL RIGHTS?

A. No. You will not have dissenters' or appraisal rights as a result of this transaction.

Q.   WHAT DO THE GENERAL PARTNERS RECOMMEND?

A. The general partners recommend that you vote in favor of the proposal. The general partners have analyzed market conditions and property performance, and have consulted with the partnership's financial advisors. Based on this assessment, the general partners believe that the proposed asset sale and dissolution is the most favorable strategic alternative available to the partnership and its limited partners. The primary reasons that the general partners believe make the proposal advisable include, but are not limited to:

     o The general partners believe that both the markets where the partnership's properties are located and the real estate market in general have significantly improved from the real estate recession which occurred in the late 1980's and early 1990's, and that holding the properties in hopes of further gains in value may put at risk selling opportunities provided by the current real estate market.

     o A significant portion of the properties' leases have been recently renewed, often at higher rates than in prior leases, and the general partners believe that it will be several years before further significant value increases will occur.

     o As the properties age, the cost of repairs could have a negative impact on their value.

Q.   WHAT ARE THE PRIMARY DISADVANTAGES OF DISPOSING OF THE PROPERTIES AS
     PROPOSED?

A. There can be no assurance that the proposal, if approved, will result in greater returns to the limited partners than a continuation of the partnership. The partnership will not benefit from possible improvements in economic and market conditions after the properties are sold which could produce increased cash flow and enhance the sales price of the properties. Also, there is no guarantee that the other alternatives considered by the general partners, if pursued, would not produce greater value for the limited partners. However, as noted above, the general partners believe that this is an advantageous time for the sale of the properties. As a result of the uncertainty of future real estate market conditions, the general partners do not believe the possibility of continued improvements in economic and market conditions justifies postponing the sale of the properties. Additional factors that you should consider in determining whether to consent to the proposal are set forth in this proxy statement, including under the section entitled "Risk Factors Relating to the Proposal."

Q.   WHAT WILL HAPPEN IF THE VOTE DOES NOT PASS?

A. If the vote does not pass, the partnership will continue to operate as it has in the past. The general partners will continue to try to improve the partnership's return on investment, and eventually liquidate the partnership in accordance with the partnership agreement on or before January 31, 2025. Further the limited partners of an affiliated partnership, Murray Income Properties I, Ltd. ("MIP I"), are being asked to approve a proposal similar to the one in this proxy statement. If the limited partners of MIP I approve their proposal and the partnership's limited partners do not approve the proposal in this proxy statement, the partnership will have to bear all general and administrative costs which are currently shared by both partnerships which could reduce the amount of cash available for distribution in the future.

Q.   WHOM CAN I CALL WITH QUESTIONS?

A. If you have any questions regarding the proxy card or the proposal described in this proxy statement, please call Brent Buck or Mitchell

     Armstrong at the partnership at (800) 765-3863. The partnership can also be reached by mail at its principal executive offices:

         Murray Income Properties II, Ltd.
         5550 LBJ Freeway
         Suite 675
         Dallas, Texas  75240

Q.   WHAT HAPPENS IF I DO NOT RETURN MY PROXY CARD AND DO NOT VOTE?

A. The effect will be a vote against the proposal described in this proxy statement.

Q.   WHO CAN VOTE ON THE PROPOSAL?

A. Only limited partners of record on January 10, 2000 are entitled to vote on the proposal.

Q. IS THE PROPOSED ASSET SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP A TAXABLE TRANSACTION TO LIMITED PARTNERS?

A. Yes, the partnership will realize and recognize gain or loss separately for each property when it is sold. The gain or loss realized and recognized by the partnership upon the sale of each property will be allocated to the partners in accordance with the partnership agreement. The distribution of the cash received by the partnership from the sale of its interests in its properties will result in taxable gain to a limited partner to the extent that the amount of cash received by the limited partner exceeds its adjusted basis in its limited partnership interests. If, following the sale of the last property and the allocation of gain or loss therefrom, a limited partner receives aggregate cash distributions that are less than its adjusted tax basis in its limited partnership interests, the limited partner will recognize a loss equal to the excess of its adjusted basis in its limited partnership interests over the aggregate cash distributions received by the limited partner.

Q.   HOW CAN I VOTE?

A.   You may vote in any of the following ways:

     o By completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

     o    By calling our automated touch-tone telephone system 24 hours a day at
          (800) 213-7567, entering your control number from your proxy card and following the voice prompts.

     o By visiting the Internet website at www.proxybynet.com/murray, entering your control number from your proxy card and registering your vote.

     o    By attending the special meeting and voting in person.

If you vote using the telephone or Internet, please do NOT mail in your proxy card.

Q.   CAN I CHANGE MY VOTE AFTER I HAVE MAILED A SIGNED PROXY?

A. Yes. You can change your vote in one of three ways at any time before the beginning of the special meeting:

     o You can revoke your proxy by delivering a written notice to Brent Buck, the secretary of the corporate general partner, at the partnership's principal executive offices.

     o You can complete a new, later-dated proxy and deliver it to Brent Buck at the partnership's principal executive offices.

     o    You can attend the special meeting and vote in person.

Q. HAS THE PARTNERSHIP SOUGHT A FAIRNESS OPINION ON THE PROPOSED ASSET SALE AND DISSOLUTION?

A. No. However, Joseph J. Blake and Associates, Inc. has made independent appraisals as to the value of the partnership's properties, as of December 31, 1998.

     The foregoing is a summary in question and answer format of certain information contained in this proxy statement. Reference is made to, and this question and answer information sheet is qualified in its entirety by, the more detailed information contained in this proxy statement, including its appendices. YOU ARE STRONGLY URGED TO CAREFULLY READ THIS PROXY STATEMENT AND ITS APPENDICES IN THEIR ENTIRETY BEFORE YOU VOTE.

                        MURRAY INCOME PROPERTIES II, LTD.
                           5550 LBJ FREEWAY, SUITE 675
                               DALLAS, TEXAS 75240
                                 (800) 765-3863


                                 PROXY STATEMENT


                       SPECIAL MEETING OF LIMITED PARTNERS
                          TO BE HELD ON MARCH 10, 2000


                               THE SPECIAL MEETING

TIME, DATE AND PLACE OF SPECIAL MEETING

     This proxy statement is being furnished in connection with the solicitation of proxies by the general partners of Murray Income Properties II, Ltd., a Texas limited partnership, for use at the special meeting of limited partners to be held at 1:00 p.m. (Dallas, Texas time) on March 10, 2000 at 2200 Ross Avenue, Suite 2000, Dallas, Texas and at any meeting held upon adjournment or postponement thereof.

     Copies of this proxy statement, the attached notice of special meeting of limited partners, and the enclosed form of proxy are first being mailed to the limited partners on or about January 14, 2000.

PURPOSE OF THE SPECIAL MEETING AND RECOMMENDATION OF THE GENERAL PARTNERS

     At the special meeting, the limited partners will consider a single proposal to authorize the:

o Sale of the partnership's properties, in one or a series of sale transactions (which may include properties from Murray Income Properties I, Ltd., an affiliate of the partnership under joint management ("MIP I"));

o Dissolution and liquidation of the partnership after the partnership's last property has been sold; and

o Amendment of the partnership agreement to permit the proposed asset sale and dissolution.

     The Amended and Restated Certificate and Agreement of Limited Partnership of the partnership requires the partnership to obtain the affirmative vote of a majority of the partnership's limited partnership interests in order to approve the proposal. Each limited partnership interest is entitled to one vote. As soon as practicable after the adoption of the proposals, the partnership will file the amendment to the partnership agreement with the Texas Secretary of State and implement the proposal authorized.

     THE GENERAL PARTNERS HAVE BOTH INDEPENDENTLY APPROVED THE PROPOSAL (SUBJECT TO LIMITED PARTNER APPROVAL) AND RECOMMEND THAT THE LIMITED PARTNERS APPROVE THE PROPOSAL.

     If a majority of the outstanding limited partnership interests as of the record date do not vote in favor of the proposed asset sale, dissolution and partnership agreement amendment, the partnership will continue operating in accordance with its existing business plan, and will eventually sell its properties and dissolve on or before January 31, 2025.

RECORD DATE AND PARTNERSHIP INTERESTS

     Your general partners have fixed the close of business on January 10, 2000 as the record date for the determination of limited partners entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Accordingly, only limited partners of record at the close of business on the record date will be entitled to vote at the special meeting, either by proxy or in person. As of the record date, there were 2,147 limited partners of record holding an aggregate of 314,687 limited partnership interests.

INTENTIONS TO VOTE BY THE GENERAL PARTNERS

     The general partners and their officers and directors collectively beneficially own a total of 1,057 limited partnership interests. These individuals intend to vote these limited partnership interests in favor of the proposal.

QUORUM AND VOTING OF PROXIES

     The presence at the special meeting, in person or by proxy, of the holders of 50% of the partnership's outstanding limited partnership interests on the record date will constitute a quorum at the special meeting. Limited partnership interests which are represented by properly executed proxy cards received by the partnership at or prior to the special meeting, and not duly and timely revoked, will be voted according to the instructions indicated on the proxy card. If you do not return your proxy card and do not vote at the special meeting, the effect will be a vote of your limited partnership interests AGAINST the proposal.

     Limited partnership interests represented by proxies that reflect abstentions will be treated as limited partnership interests that are present and entitled to vote for purposes of determining the presence of a quorum. In the event that a quorum is not present at the special meeting, the meeting will be adjourned or postponed to solicit additional proxies. The persons named as proxies with respect to the special meeting may propose and vote for one or more adjournments of the special meeting to permit further solicitation of proxies in favor of the proposal. No proxy which is voted against any proposal will be voted in favor of any such adjournment or postponement.

     Limited partnership interests represented by "broker non-votes" will not be included in the affirmative vote totals, and therefore will have the same effect as voting AGAINST the proposal for purposes of determining whether the requisite amount of limited partnership interests have voted in favor of the proposal. "Broker non-votes" include limited partnership interests held in record name by brokers or nominees as to which:

o an executed proxy card has not been received from the beneficial owners or persons entitled to vote at the special meeting;

o the broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity; or

o the recordholder has indicated on the proxy card or has otherwise notified the partnership that it does not have authority to vote the limited partnership interests with respect to the proposal contained in this proxy statement.

REVOCATION OF PROXIES

     You have the power to revoke your proxy at any time prior to the beginning of the special meeting by:

o delivering a written notice of revocation to Brent Buck, the secretary of Murray Realty Investors IX, Inc., the corporate general partner, at the partnership's principal executive offices;

o executing and delivering a proxy bearing a later date to Brent Buck at the partnership's principal executive offices; or

o    appearing in person and voting by ballot at the special meeting.

VOTING RIGHTS

     Each limited partnership interest is entitled to one vote on each matter to be acted upon or which may properly come before the special meeting. The limited partnership interests constitute the only outstanding voting interests in the partnership with respect to these matters.

VOTE REQUIRED

     The affirmative vote of the holders of at least a majority of the limited partnership interests outstanding on the record date is required to approve the asset sale, dissolution and amendment proposal. Your failure to return your proxy or to vote at the special meeting, or submitting a proxy that is marked "ABSTAIN," will have the effect of voting AGAINST approval of the proposal.

NO DISSENTERS' OR APPRAISAL RIGHTS UNDER TEXAS LAW OR THE PARTNERSHIP AGREEMENT

     Limited partners are not entitled to appraisal rights, dissenters' rights or any other rights with respect to the proposed asset sale and dissolution under the Texas Revised Limited Partnership Act or the partnership agreement.

PROXY SOLICITATION AND EXPENSES

     The proxy is being solicited on behalf of the partnership by the general partners. All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy solicitation material and notice of special meeting of the limited partners, will be paid by the partnership. Additional solicitation of limited partners by mail, telephone, facsimile or by personal solicitation may be done by your general partners, for which they will receive no additional compensation. The partnership intends to transmit the proxy statement and form of proxy directly to all beneficial owners who have not objected to the disclosure of their name and limited partnership interest holdings to the partnership. Brokerage houses and other nominees, fiduciaries and custodians nominally holding limited partnership interests as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such limited partnership interests who have objected to disclosure of their names and holdings to the partnership, and will be reimbursed by the partnership for their reasonable out-of-pocket expenses.

COMPLETION OF PROXIES

     The general partners ask that you vote your proxy in one of the following ways:

o By completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

o By calling the automated touch-tone telephone system at (800) 213-7567, entering your control number from your proxy card and following the voice prompts.

o By visiting the Internet website at www.proxybynet.com/murray, entering your control number from your proxy card and registering your vote.

o    By attending the special meeting and voting in person.

If you vote using the telephone or Internet, please do NOT mail in your proxy card.

       If you have any questions regarding this proxy statement or the proxy solicitation process, please call Brent Buck or Mitchell Armstrong at (800) 765-3863. The general partners have engaged Morrow & Co., Inc. to provide consulting services and to mail, solicit and tabulate the proxies. For these services, the partnership paid Morrow & Co., Inc. a fee of $6,250.


     The proxies should be executed in exactly the same manner as the name(s) in which ownership of the limited partnership interests are registered. If the limited partnership interests are held by two or more joint owners, all such persons should sign the proxy. If you are signing the proxy in a representative capacity, please indicate so when signing the proxy and submit evidence satisfactory to the partnership of authority to execute the proxy.

     The execution and delivery of the proxy will not affect your right to transfer your limited partnership interests.

DOCUMENTS INCLUDED

     Blake and Associates' Summary of Property Appraisals of the partnership's properties (as of December 31, 1998) is attached as Appendix A. Additionally, the partnership's annual report on Form 10-K for the year ended December 31, 1998 and its quarterly report on Form 10-Q for the quarter ended September 30, 1999 are included with this proxy statement as Appendix B and C, respectively. The listing agreement for the properties with TC Tennessee, Inc. is attached as Appendix D. The proposed amendment to the partnership agreement is included as Appendix E.

     THIS PROXY STATEMENT, INCLUDING THE SUMMARY OF PROPERTY APPRAISALS ATTACHED HERETO AS APPENDIX A AND THE OTHER APPENDICES, CONTAINS IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE PROPOSAL. ALL STATEMENTS IN THIS PROXY STATEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE SUMMARY OF PROPERTY APPRAISALS, ATTACHED AS APPENDIX A.
LIMITED PARTNERS ARE URGED TO READ THE SUMMARY OF PROPERTY APPRAISALS.

     THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SEC PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

              THE PROPOSAL: AUTHORIZATION OF THE SALE OF ALL OF THE PARTNERSHIP'S PROPERTIES, DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP
                   AND AMENDMENT OF THE PARTNERSHIP AGREEMENT

THE PARTNERSHIP

     The partnership was formed December 23, 1985 under the Texas Uniform Limited Partnership Act to acquire recently constructed income-producing shopping centers located in growth markets. As of November 1989, the partnership became governed by the Texas Revised Limited Partnership Act. The general partners of the partnership are Murray Realty Investors, IX, Inc., a Texas corporation, and Crozier Partners IX, Ltd., a Texas limited partnership.

     In September 1986, the partnership acquired a 15% interest in Tower Place Joint Venture, which owns Tower Place Festival Shopping Center. The remaining 85% interest in the joint venture is owned by MIP I, a publicly-registered real estate limited partnership which is under joint management with the partnership. The partnership also acquired Paddock Place Shopping Center on December 17, 1986, Germantown Collection Shopping Center on February 8, 1988, and 1202 Industrial Place (an office/warehouse facility) on February 26, 1988. All acquisitions were paid for in cash.

         A full description of the partnership's business, properties and legal proceedings is contained in the partnership's annual report on Form 10-K for the fiscal year ended December 31, 1998, and the partnership's quarterly report on Form 10-Q for the quarter ended September 30, 1999, copies of which documents (excluding exhibits) are attached as Appendices B and C to this proxy statement. In addition, the partnership's selected financial information, management's discussion and analysis of financial condition and disclosures about market risk are contained in the Form 10-K and Form 10-Q.

DESCRIPTIONS OF THE PROPERTIES

     Paddock Place Shopping Center. Paddock Place Shopping Center, located in Nashville, Tennessee, is a 68,629 square foot shopping center situated on 4.66 acres. At September 30, 1999, Paddock Place was 89% leased at an average annual lease rate of $14.35. Lease rates range from $9.79 to $19.00 per square foot. One tenant, Rafferty's, leases 11.6% of the total rentable space of the property. J. Alexander's, a full service restaurant, is occupying the space under a sub-lease. The Rafferty's lease expires on December 31, 2001 and the tenant has an option to extend the term of the lease for two successive periods of five-years each. At December 31, 1998, Paddock Place was 90% leased.

     Germantown Collection Shopping Center. Germantown, located in Germantown (Memphis), Tennessee, is a 55,297 square foot shopping center situated on 11.4 acres. At September 30, 1999, Germantown was 99% leased at an average annual lease rate of $16.42. Lease rates range from $14.00 to $20.00 per square foot. One tenant, Chili's, leases 10% of the total rentable space. The Chili's lease expires on December 31, 2001, and the tenant has the option to extend the term of the lease for three consecutive terms of five-years each. At December 31, 1998, Germantown was 100% leased.

     1202 Industrial Place. 1202 Industrial Place, located in Grand Prairie, Texas, is an office/warehouse facility containing 172,800 square feet situated on 8.6 acres. At September 30, 1999, 1202 Industrial Place was 100% leased at an average annual lease rate of $2.58. Lease rates range from $2.25 to $3.30 per square foot. Pierce Leahy Corporation leases 69% of the total rentable space of the property and Care Management Enterprises, Inc. leases 31% of the total rentable space. The Pierce lease expires on October 31, 2014 and the tenant has an option to renew the lease for one additional term of five-years. The Care Management Enterprises, Inc. lease expires on November 30, 2000, at which time the Pierce Leahy Corporation will occupy the space. Thereafter, until October 31, 2014, the Pierce Leahy Corporation will lease and occupy 100% of the total rentable space. At December 31, 1998, 1202 Industrial Place was 100% leased.

     Tower Place Festival Shopping Center. Tower Place Festival Shopping Center, located in Pineville, North Carolina, is a 114,606 square foot shopping center situated on 10.77 acres. At September 30, 1999, Tower Place was 98% leased at an average annual lease rate of $14.19. Lease rental rates range from $9.00 to $17.00 per square foot. One tenant, General Cinema, leases 27.8% of the total rentable space of the property and another tenant, J&K Cafeterias, leases 10.6% of the total rentable space. The General Cinema lease expires on September 30, 2006, with the tenant having the option to extend the term of the lease for two successive five-year periods. The J&K Cafeteria lease expires on April 30, 2004, and the tenant has the option to renew for two successive five-year periods. In August 1998, General Cinema, the anchor tenant, vacated this property, but it continues to make lease payments. At December 31, 1998, Tower Place Festival was 98% leased.

BACKGROUND FOR THE ASSET SALE

     The original stated goal of the partnership was to sell its properties within five to ten years from the date they were acquired by the partnership. After the completion of the initial public offering of the limited partnership interests, the real estate market suffered a recession which adversely affected the partnership's ability to sell the properties for a fair value. The general partners believe that both the markets where the partnership's properties are located and the real estate market in general have significantly improved from the real estate recession which occurred in the late 1980's and early 1990's, and that holding the properties in hopes of further gains in value may put at risk the selling opportunities provided by the current real estate market.

TERMS OF THE ASSET SALE

     As of the date of this proxy statement, the partnership has not entered into any agreement or understanding for the sale of any of the properties, nor have any of the properties been actively marketed for sale. If the asset sale, dissolution and amendment proposal is approved, the general partners will be authorized to sell all of the partnership's properties, in one or a series of transactions, on such terms as are negotiated by the general partners. In addition, the general partners may also market and sell the partnership's properties in packages which include properties owned by MIP I. Currently, the general partners intend, but are not obligated, to sell Tower Place Festival after the partnership's other three properties in order to minimize any discrepancies in distributions to the limited partners due to any differences in their capital accounts. Hence, the amount of distributions to be made to limited partners will depend on which property is sold last by the partnership. Upon approval of the proposal, the general partners will work diligently to accomplish a sale or sales of the properties upon terms and conditions that they deem consistent with obtaining fair values for the properties and subject to the limitations of the proposal stated in this proxy statement.

     A condition to sales of the properties will be that the aggregate price at which all the properties may be sold may not be less than 95% of the appraised value of the partnership's Portfolio as reflected in the appraisals prepared by Blake and Associates as of December 31, 1998. The properties will be sold as soon as practicable (consistent with obtaining fair values). The general partners' current goal is to complete the sale of all of the properties within approximately six to nine months after approval of the proposal has been obtained. However, the time in which it takes to sell all of the properties could be longer than anticipated as a result of several reasons, including any delays in marketing the properties or closing sales of the properties, or the inability to sell the Portfolio for at least 95% of its appraised value as reflected in the December 31, 1998 appraisals.

     The properties will not be sold to any affiliate of the partnership or of the general partners, except that MIP I may purchase the partnership's 15% joint venture interest in Tower Place Festival if the partnership's limited partners approve the asset sale and dissolution proposal in this proxy statement and MIP I's limited partners do not approve a similar proposal to sell all of its assets. Bidders for any group of properties containing the partnership's properties and MIP I's properties will be required to specify how their overall bid is allocated among the individual properties in the group, and proceeds from the sales of any such transaction (as well as expenses related to the sale) will be apportioned between the properties in each of the two partnerships based upon such allocation.

     Subject to the conditions described above, there can be no assurance as to the prices at which the properties of the partnership can be sold or disposed of, or as to the amount of net proceeds that will be available for distribution to the limited partners. The appraisals reflect Blake and Associates' valuation of the partnership's properties as of December 31, 1998 in the context of the market conditions existing as of such date and the information available on such date. The partnership does not intend to obtain any updated appraisals at the time of any actual sale of the properties. It is the current intention of the partnership to continue to obtain property appraisals at the end of each calendar year. The appraisals that the partnership obtains in the future may have a higher value for the partnership's properties.

ABANDONMENT AND EVENTS REQUIRING SOLICITATION OR SUBSEQUENT APPROVAL

     Even if approval of the asset sale, dissolution and amendment proposal is obtained from the limited partners, the general partners reserve the right, in their sole discretion, to thereafter abandon the proposed asset sale and dissolution. For example, the general partners may choose to abandon the asset sale and dissolution in the event of changes in the general economy or real estate markets.

     If the general partners wish to engage in a sale transaction of the partnership's properties that would result in the partnership receiving an aggregate sales price of all the partnership's properties that is less than 95% of the aggregated appraised value of the Portfolio (as of December 31, 1998), the partnership will submit such sale to the limited partners for their approval in a separate proxy. Any such submission to the limited partners of a proposed property sale that would result in an aggregate sales price of the Portfolio of less than 95% of its aggregated appraised value will likely delay consummation of the asset sale and dissolution of the partnership and could prevent the consummation of the asset sale and dissolution if such proposed property sale is not approved. In addition, any such submission to the limited partners will likely result in a smaller distribution to the limited partners from the asset sale and dissolution, as a result of, among other things, the sales price of the Portfolio being less than 95% of its aggregated appraised value, the costs and expenses of such submission, and any operating loss of the partnership during any delay occasioned by such submission to the limited partners.

EFFECT OF THE ASSET SALE - DISSOLUTION AND LIQUIDATION

     Assuming that the proposal is approved by the limited partners at the special meeting, the general partners will prepare and file a Certificate of Amendment to the partnership agreement with the Texas Secretary of State. The partnership will then proceed to sell the properties on the terms described in this proxy statement.

     As soon as practicable after the consummation of the sale of all of the partnership's properties, the partnership will dissolve, wind up its affairs and liquidate. In connection with the sale of the partnership's properties, the dissolution of partnership, the winding up of its affairs and the liquidation of the partnership, the partnership will distribute to limited partners, in the manner provided in the partnership agreement:

    o the net proceeds from the sale from the properties after deducting the expenses of the sale and payment of certain fees (including sales commissions and expenses of the proxy solicitation); and

    o the net proceeds, if any, from the disposition (or realization) of any remaining partnership assets (such as accounts receivable) after payment of and provision for all partnership liabilities, including the establishment of a reserve for contingent liabilities.

     The partnership agreement generally provides that cash proceeds from sales of the partnership's properties be distributed 99% to the limited partners and 1% to the general partners. However, upon the sale of the partnership's final property, the partnership agreement requires cash to be distributed to the partners pro rata in proportion to their existing capital accounts. Hence, the amount of cash available for distribution to the limited partners is dependent upon which of the partnership's properties is sold last due to the variations in the capital accounts of the partners. In addition, the partnership agreement contains a provision which specially allocates depreciation to the Taxable Interests, which are the limited partnership interests which, at the time of the initial public offering, were subject to federal income tax. The limited partnership interests which did not receive the depreciation allocations are referred to as "Non-taxable Interests" in this proxy statement. There are 178,091 Taxable Interests and 136,596 Non-taxable Interests outstanding. Since the initial public offering of the limited partnership interests, this special allocation of depreciation has created a wide discrepancy in the capital accounts of limited partners who hold Taxable Interests versus those who hold Non-taxable Interests. To help minimize this distortion, the general partners intend, but are not obligated to, make at least one interim distribution of the net sales proceeds before the sale of the partnership's final property, and they also intend to sell Tower Place Festival after the partnership's other properties.

      Pursuant to the terms of the partnership agreement, cash distributions from the sale or refinancing of a property are allocated as follows:

    o First, all distributions from sales of the partnership's properties are allocated 99% to the limited partners and 1% to the non-corporate general partner (Crozier Partners IX, Ltd.) until the limited partners have been returned their original invested capital from cash distributions from sales or refinancings, plus a 10% preferred return from cash distributions from operations or cash distributions from sales or refinancings.

    o Next, all cash distributions from sales of the properties are allocated 99% to the general partners, and 1% to the non-corporate general partner in an amount equal to any unpaid cash distributions from operations subordinated to the limited partners' 7% non-cumulative annual return. Cash distributions from the property sales payable to the general partners are allocated 62 1/2% to the non-corporate general partner and 37 1/2% to the corporate general partner.

    o Next, all cash distributions from sales or refinancings are allocated 1% to the non-corporate general partner and 99% to the limited partners and the general partners. Such 99% will be allocated 85% to the limited partners and 15% to the general partners. Such 15% shall be allocated 62 1/2% to the non-corporate general partner and 37 1/2% to the corporate general partner.

    o Notwithstanding the above distribution formula, upon the sale of the last property owned by the partnership, cash distributions from sales or refinancings of a property are allocated in proportion with the partners' existing capital account balances.

      Cash distributions from operations are allocated and paid 7% to the non-corporate general partner, 3% to the corporate general partner and 90% to the limited partners. An amount equal to 5% of cash distributions from operations out of the 7% allocated to the non-corporate general partner and the entire amount allocated of cash distributions from operations to the corporate general partner is subordinated to the prior receipt by the limited partners of a non-cumulative 7% annual return from either cash distributions from operations or cash distributions from sales or refinancings, or both, on their average annual unreturned invested capital.

      The partnership will also pay all expenses of the dissolution and termination of the partnership's existence from the partnership's cash and from the sale of these assets. The general partners do not believe there are any material, contingent claims as of the date of this proxy statement. However, the partnership will distribute 2% of the original equity, which is $629,000, to a special liquidating trust which will hold these funds for three years after the dissolution of the partnership in order to meet any contingent liabilities which may arise.

     Given the time needed to solicit proxies to authorize the proposed asset sale and dissolution, market the properties, and close the sale of the properties, the partnership does not presently anticipate that the sale of all of the partnership's properties will be consummated prior to late 2000, and potentially not until 2001 or later. The partnership intends to continue to make quarterly distributions of cash from operations, and intends to make at least one distribution of cash from the sales of the properties prior to the sale of the partnership's final property.

     From inception of the partnership in 1985 through September 30, 1999, the partnership has made aggregate distributions to its limited partners and general partners of approximately $23,265,769 and $674,613, respectively.

      After provision for creditors' claims is made and all property has been distributed, and if there are no pending legal, administrative or arbitration proceedings or adequate provision has been made to satisfy any judgment arising therefrom, a Certificate of Cancellation of the partnership's Amended and Restated Certificate and Agreement of Limited Partnership will be filed with the Texas Secretary of State, and any and all other necessary or appropriate actions will be taken to dissolve and to terminate the partnership's existence.

CERTAIN RELATIONSHIPS WITH THIRD PARTIES

     The partnership has retained TC Tennessee, Inc., an affiliate of Trammell Crow Company, as listing broker for the properties. The listing broker for the properties is entitled to receive from the partnership a brokerage fee equal to 2% of the gross purchase price paid by a buyer for properties subject to the listing agreement. However, if a co-broker is involved in the transfer of 1202 Industrial Place, the fee will be 2.5% of the gross purchase price. However, if the partnership sells 1202 Industrial Place to Pierce Leahy due to the right of first offer in Pierce Leahy's lease, then no commission will be paid on that sale. TC Tennessee, Inc. is also the listing broker for MIP I's properties. TC Tennessee, Inc. is also entitled to a maximum of $18,000 in marketing costs for the two partnerships. A copy of the listing agreement with TC Tennessee, Inc. is attached as Appendix D to this proxy statement.

     At the request of the general partners, Houlihan Lokey Howard & Zukin Capital was engaged to provide financial advisory services with respect to the review of the partnership's business plan and various possible strategic alternatives available to the partnership. Houlihan Lokey was also engaged to provide the same service for MIP I. Houlihan Lokey received a total fee for its services to the two partnerships of $53,000, of which $26,500 was paid by the partnership and $26,500 was paid by MIP I. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services in connection with strategic alternative reviews, mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities. Houlihan Lokey was not retained to render a fairness opinion in connection with a specific transaction or asked to review a particular transaction.

GENERAL PARTNERS AND INDEMNIFICATION

     It is anticipated that the general partners will remain general partners of the partnership whether or not the proposal is approved by the limited partners. The partnership agreement provides for indemnification to the general partners against all liabilities and expenses in connection with the proposed asset sale and dissolution or any other affairs of the partnership.

                      RISK FACTORS RELATING TO THE PROPOSAL

     In addition to the other information included elsewhere in this proxy statement, the following factors should be considered carefully in determining whether to approve the asset sale, dissolution and amendment proposal. There can be no assurance that any sale or sales of the partnership's properties will be consummated or that any of the estimates set forth in this proxy statement will be realized. You are cautioned not to attribute undue certainty to any estimates, which are based on a variety of assumptions relating to the properties, general business and economic conditions and other matters. The information contained in this proxy statement, including the minimum amount of the proceeds from the sale of the properties and the date which consummation of the sale of the properties is anticipated to occur, are based on the partnership's current estimates and are subject to various and significant uncertainties, many of which are beyond the partnership's control. These uncertainties could cause the actual results to differ materially from the partnership's expectations.

FUTURE OPERATING INCOME AND EXPENSES WILL AFFECT THE AMOUNT OF CASH AVAILABLE FOR DISTRIBUTION.

     Operating income and expenses of the partnership prior to the time the properties are sold and the partnership dissolved will likely affect the amount of distributable cash actually available for distribution to the limited partners. If operating losses are incurred in such period, actual distributions to limited partners as a result of the asset sale and dissolution could be smaller than otherwise expected. However, if operating income is generated during such period, actual distributions to limited partners as a result of the asset sale and dissolution may be greater than expected.

IF ALL OTHER PROPERTIES ARE NOT SOLD BEFORE TOWER PLACE FESTIVAL (AND INTERIM DISTRIBUTIONS OF PROCEEDS MADE), THEN THE TAXABLE INTERESTS MAY RECEIVE SUBSTANTIALLY LESS THAN THEY WOULD OTHERWISE AND THE NON-TAXABLE INTERESTS MAY RECEIVE A GREATER AMOUNT.

     Due to the provisions of the partnership agreement requiring distributions to the partners pro rata in proportion to their capital account balances upon the sale of the partnership's last property, if a property other than Tower Place Festival is sold last, or if all the partnership's properties are sold simultaneously, then the holders of Taxable Interests may receive substantially less than they would otherwise. Further, in such case, the holders of Non-taxable Interests would receive a greater amount due to the differences in their existing capital accounts. While the general partners intend to sell Tower Place Festival last and make interim distributions of the sales proceeds of the properties, there is no guarantee that the general partners might not do otherwise if they believe it is in the best interest of the partnership and all of its limited partners.

THE GENERAL PARTNERS MAY SELL AN INDIVIDUAL PROPERTY FOR LESS THAN 95% OF ITS APPRAISED VALUE, WHICH COULD RESULT IN THE LIMITED PARTNERS RECEIVING A SMALLER DISTRIBUTION.

     Under the proposal contained in this proxy statement, the general partners may not sell all of the partnership's properties for a total sales price which is less than an aggregate sales price of 95% of the appraised value of the entire Portfolio of properties as of December 31, 1998. However, this condition does not prevent the general partners from selling one or more of the partnership's properties at a price less than 95% of its appraised value if the general partners believe that at the conclusion of the sales of all the partnership's properties, the aggregate sales price for the properties will be at least 95% of the appraised value of the Portfolio as of December 31, 1998. Further, while the general partners have no intention to do so, they may sell one or more of the partnership's properties at a price which later makes it impossible to sell all of the partnership's properties at a price which is at least 95% of the appraised value of the Portfolio as of December 31, 1998. The general partners would then have to solicit new proxies in order to obtain approval for the final sales transaction and the dissolution and liquidation of the partnership. The costs associated with this additional proxy solicitation, as well as the receipt by the partnership of sales proceeds of less than 95% of the appraised value of the Portfolio (as of December 31, 1998), would result in the limited partners receiving smaller distributions than otherwise anticipated. Further, if one or more properties are sold at less than 95% of its appraised value, but the Portfolio is still sold for 95% of its appraised value (as of December 31, 1998), some limited partners may receive a smaller distribution while others a larger distribution due to variations in the partners' capital accounts which are discussed in this proxy statement.

DUE TO NUMEROUS VARIABLES, THE PARTNERSHIP IS UNABLE TO ESTIMATE THE AMOUNT OF CASH THAT WILL ACTUALLY BE DISTRIBUTED TO YOU.

     The amount of cash actually distributed to the limited partners is subject to a variety of factors. These factors include, but are not limited to: the actual sales price of each property, the uncertainty of costs associated with the asset sale and dissolution, the uncertainty of future operating income and expenses, the timing of the sales, whether all of the partnership's properties will be sold in a single transaction, which property will be sold last, whether interim distributions are made to the limited partners and the variations in the capital accounts of the partners. Hence, the general partners believe that it is not practicable to provide you with a meaningful estimate of the amount you would receive if the asset sale and dissolution is consummated.

THE UNCERTAINTY OF COSTS ASSOCIATED WITH THE ASSET SALE AND DISSOLUTION AND UNKNOWN PARTNERSHIP LIABILITIES COULD ADVERSELY AFFECT DISTRIBUTIONS.

     The general partners have estimated that the costs and expenses of the asset sale and dissolution (including sales commissions and the costs of this proxy solicitation) will equal approximately 4% of the aggregate sales price of the properties. If partnership liabilities, unknown at the time of the mailing of this proxy statement, later arise which must be satisfied or reserved for as part of the proposed asset sale and dissolution, the aggregate amount of distributions to limited partners as a result of the asset sale and dissolution could be less than anticipated. Delays in the sale of the properties and dissolution of the partnership, such as delays involving the marketing of the properties or closing of sales of the properties, could result in additional expenses (and possibly operating losses) and result in actual aggregate distributions to the limited partners as a result of the asset sale and dissolution that are smaller than they otherwise would be.


THE PARTNERSHIP IS UNDER NO OBLIGATION TO UPDATE THE DECEMBER 31, 1998 APPRAISALS WITH RESPECT TO THE MINIMUM SALES PRICE.

     The appraisals reflect Blake and Associates' valuation of the partnership's properties as of December 31, 1998, in the context of the market conditions existing as of such date and the information available on such date. The partnership does not intend to obtain any updated appraisals at the time of any actual sale of the properties. There can therefore be no assurance that the partnership's properties will be sold or disposed of at a price equal to, or representing at least 95% of, what an appraisal, conducted at the actual time of sale, would indicate as the properties' values. Events occurring after the December 31, 1998 date of the appraisals and before consummation of any sales of properties, such as changes in capital markets (including changes in interest rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options or changes in real estate property markets, could affect the properties or the assumptions used in preparing the appraisals and result in higher or lower values of the properties if updated appraisals were conducted at such time. The appraisals are subject to certain assumptions, limitations and qualifications. The material assumptions, limitations and qualifications made by Blake and Associates in conducting the appraisals are described in this proxy statement.

ANY PROPERTY APPRAISALS THAT THE PARTNERSHIP RECEIVES IN THE FUTURE WILL NOT AFFECT THE MINIMUM SALES PRICE.

     The partnership will continue to obtain appraisals of its properties at the end of each year pursuant to the requirements of the partnership agreement. The appraised values of the partnership's properties in the future (including the appraisals reflecting the properties' values as of December 31, 1999) may be higher than the December 31, 1998 appraised values contained in this proxy statement. However, even if the December 31, 1999 appraisals or other future appraisals contain substantially higher values for the partnership's properties, the general partners will still be authorized to sell the Portfolio for a sales price of 95% of its aggregate appraised value as of December 31, 1998.

IF MIP I APPROVES THE SALE OF ITS PROPERTIES AND THE PARTNERSHIP DOES NOT, THE PARTNERSHIP'S OPERATING EXPENSES MAY INCREASE SIGNIFICANTLY.

      Affiliates of the general partners of the partnership are also the general partners of MIP I. The partnership currently pays 53% of the combined general and administrative expenses of the partnership and MIP I. Concurrently with this proxy statement and solicitation, MIP I is also seeking approval from its limited partners of a similar proposal to sell all of its assets and dissolve. If MIP I's limited partners approve the sale of its assets and dissolution, and the partnership's limited partners do not approve the asset sale, dissolution and amendment proposal contained in this proxy statement, then the partnership would have to pay 100% of the partnership's general and administrative expenses upon the dissolution of MIP I. These increased expenses could substantially reduce the future cash flow available for distribution to limited partners. In addition, the partnership's operating income would be reduced because the partnership would have to sell its 15% interest in Tower Place Festival.

THE ASSET SALE AND DISSOLUTION MAY NOT BE ACHIEVED OR MAY BE DELAYED.

     After the sale of all of the properties and the receipt in cash of the proceeds thereof, the partnership will be dissolved, and the partnership intends to wind up its affairs and liquidate as soon thereafter as possible. The partnership currently estimates that all the properties will not be sold and all the proceeds from such sales will not be received prior to late 2000, and potentially not until 2001 or later. There can be no assurance that the sale of all or any of the properties will take place at all, or if sales do occur, in accordance with such estimated time frame. If the sales do not occur, the partnership will have incurred substantial expenses for which it will receive no ultimate benefit.

ALLOCATION OF INCOME AND LOSS COULD CREATE NEGATIVE TAX CONSEQUENCES FOR YOU.

     Each partner is required to take into account in computing his or her income tax liability his or her allocable share of the partnership's items of income, gain, loss, deduction and credit in accordance with the partnership agreement. If the Internal Revenue Service were to successfully assert that allocations of income or loss under the partnership agreement do not have "substantial economic effect" as defined in Section 704(b) of the Internal Revenue Code, the partnership's income or loss could be re-allocated in accordance with the partners' economic interests in the partnership. Any such reallocation could have the affect of increasing the share of income or decreasing the share of any loss allocated to certain partners or decreasing the share of income or increasing the share of any loss allocated to certain partners. The general partners believe that the partnership will recognize, in the aggregate with respect to all of its properties, tax gains as a result of the asset sale and liquidation. However, depending on the timing of sales of individual or groups of properties, losses may be realized in some periods and gains in other periods.

YOU WILL NOT HAVE ANY DISSENTERS' OR APPRAISAL RIGHTS.

     Neither applicable Texas law nor the partnership agreement provides you with any right to dissent from, or seek an independent appraisal of, the value of the partnership or its assets. Thus, you will be bound to accept the consideration received by the partnership upon the sale of the properties and the resulting distributions to you as a result of the asset sale and dissolution if the asset sale and dissolution proposal is approved by the limited partners.

NO FAIRNESS OPINION WAS SOUGHT WITH RESPECT TO THE PROPOSED ASSET SALE AND DISSOLUTION.

     While the general partners did retain Blake and Associates to render appraisals with respect to the value of the partnership's properties as of December 31, 1998, they did not seek to obtain an opinion relating to the fairness to the limited partners of the proposal. The general partners concluded that because the Portfolio will not be sold for less than 95% of its appraised value as of December 31, 1998, no such opinion is warranted. Had such a fairness opinion been obtained, the minimum sales price of the Portfolio might have been different and possibly more favorable to the partnership and the limited partners. In addition, if the general partners sought a fairness opinion with respect to the proposed asset sale and dissolution, it is possible that the partnership would not have been able to obtain one.

THE GENERAL PARTNERS DID NOT RETAIN SEPARATE COUNSEL OR ADVISORS FOR THE LIMITED PARTNERS.

     The general partners engaged legal counsel and financial advisors that represented the interests of the partnership. If advisors were hired that represented only the interests of the limited partners, the terms of the proposed asset sale and dissolution might have been different, and possibly more favorable, to the limited partners.

THE LIMITED PARTNERS WILL LOSE THE OPPORTUNITY TO BENEFIT FROM FUTURE EVENTS.

     It is possible that the future performance of the properties will improve or that prospective buyers may be willing to pay more for the partnership's properties in the future. It is also possible that limited partners might earn a higher return on their investment if the partnership retained ownership of the properties due to possible improvements in future economic and market conditions or other reasons. By approving the proposed asset sale and dissolution, the limited partners will also be foregoing certain current benefits of ownership of the properties, such as continuing distributions from operations.

THERE IS NO ASSURANCE THAT THE PROPOSED ASSET SALE AND DISSOLUTION WILL RESULT IN GREATER RETURNS TO YOU THAN THE OTHER ALTERNATIVES, WHETHER OR NOT CONSIDERED BY THE GENERAL PARTNERS, INCLUDING THE CONTINUATION OF THE PARTNERSHIP.

     If the asset sale, dissolution and amendment proposal is not approved by the limited partners, the general partners intend to continue to manage the partnership and its properties substantially as they are currently being managed, and to eventually liquidate and dissolve the partnership on or before January 31, 2025. There can be no assurance that the proposed asset sale and dissolution will result in greater returns to you than the continuation of the partnership, a merger with another entity, the reorganization of the partnership as a REIT, a leveraged recapitalization of the partnership or any other strategic alternative, whether or not considered by the general partners.

THE GENERAL PARTNERS WILL HAVE BROAD DISCRETION IMPLEMENTING THE PROPOSAL IF IT IS APPROVED.

     The general partners have broad discretion to manage the business and affairs of the partnership. If the limited partners approve the proposal, they also will be deemed to have consented to any transaction that may be undertaken to accomplish the proposed asset sale and dissolution and will not be entitled to approve or disapprove of any such transaction, including any particular sale or sales of the partnership's properties that are within the authorization of the proposal contained in this proxy statement. The partnership will automatically (without requiring any additional approval of the limited partners) be terminated and dissolved following the sale of the partnership's final property.

THE GENERAL PARTNERS MAY ABANDON THE ASSET SALE AND DISSOLUTION EVEN IF THE PROPOSAL IS APPROVED.

     Even if approval of the proposal is obtained from the limited partners, the general partners reserve the right, in their sole discretion, to thereafter abandon the asset sale and dissolution. For example, the general partners may choose to abandon the asset sale and dissolution in the event of changes in the general economy or real estate markets.

THE GENERAL PARTNERS HAVE CONFLICTS OF INTEREST.

     The general partners have conflicts of interest in recommending and consummating the asset sale and dissolution contemplated by the proposal. Affiliates of the general partners are also general partners of MIP I, which is also soliciting its limited partners for approval of a similar proposal. The general partners have fiduciary duties to both partnerships which may potentially create a conflict of interest in effecting the asset sale and dissolution proposal. For example, if a potential buyer reviews properties from both partnerships, but decides to only purchase one property, the general partners' fiduciary duties to MIP I prevent them from advocating the purchase of the partnership's properties over MIP I's properties. In addition, two employees of the partnership, Mitchell Armstrong and Brent Buck, are also officers of the corporate general partner and entitled to severance payments if their employment is terminated due to the dissolution of the partnership. It is also probable that the general partners will receive a portion of the net sales proceeds from the sales of the partnership's properties and distributions from operations as provided in the partnership agreement. Because of this financial interest and the fact that the general partners will have broad authority in determining the timing, manner and terms of the sales transactions, a conflict of interest may arise. If the proposal is approved, the general partners will also be permitted to market the partnership's properties with MIP I's properties. Finally, consummation of the asset sale and dissolution of the partnership will eliminate any liability of the general partners for liabilities of the partnership that could arise in the continued operation of the partnership. For a more complete discussion of the conflicts of interests of the general partners, see the section in this proxy statement entitled "Conflicts of Interest, Related Transactions and Interests of Certain Persons in the Proposal."

THE POSSIBLE SUBMISSION OF ADDITIONAL MATTERS TO THE LIMITED PARTNERS MAY DELAY THE ASSET SALE AND DISSOLUTION.

     If the partnership is unable to sell the Portfolio for at least 95% of its aggregate appraised value (as of December 31, 1998), the general partners will have to re-solicit proxies from the limited partners to approve the sale of the partnership's last property under the terms of the partnership agreement. Any such submission to limited partners will likely delay consummation of the asset sale and dissolution of the partnership and could prevent the consummation of the asset sale and the dissolution if such proposed property sale which is submitted to the limited partners is not approved. In addition, any such submission to limited partners will likely result in smaller actual distributions to limited partners from the asset sale and dissolution as a result of, among other things, the costs and expenses of such submission, any operating loss of the partnership during any delay occasioned by such submission to the limited partners and the receipt of less than 95% of the Portfolio's appraised value.

                   FAIRNESS OF THE ASSET SALE AND DISSOLUTION

THE GENERAL PARTNERS' RECOMMENDATION AND REASONS FOR THE PROPOSED ASSET SALE AND DISSOLUTION

     THE GENERAL PARTNERS BELIEVE THAT THE PROPOSED ASSET SALE AND DISSOLUTION IS FAIR TO AND IN THE BEST INTERESTS OF THE PARTNERSHIP AND ITS LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNERS HAVE APPROVED THE PROPOSED SALE OF THE PARTNERSHIP'S PROPERTIES AND DISSOLUTION, AND RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSAL.

     The decision of the general partners to approve the proposed asset sale and dissolution and to recommend the proposal to the limited partners was based upon a detailed study of the advantages and disadvantages of selling the partnership's assets and dissolving the partnership in the near future versus certain other possible strategic alternatives available to the partnership. In making the recommendation to the limited partners to approve the proposal, the general partners considered a number of factors, the most significant of which are listed immediately below:

    o The partnership's properties consist of shopping centers leased to a variety of individual tenants with lease terms averaging three to five years. Over the past three years a significant percentage of these leases have been renewed. Most of these renewals have achieved higher rental rates than the leases that expired, thereby increasing the value of the properties. In some instances the partnership has been able to take a large space that was leased to one tenant and, when the tenant vacated, divide the space and lease it to several smaller users. This has increased value since smaller spaces typically lease for higher rental rates than larger spaces. Because of the three-to-five year lease terms now in place, the general partners believe it will be several years before further significant increases can occur. The following table shows the percentage of the square footage of non-anchor space for each property that has either been renewed by existing tenants or leased to new tenants from 1997 to the present. The general partners chose this time period because it has been a period of rising rental rates which has given the partnership the opportunity to increase the value of its properties.

                           Property                  Percent of Renewals/New Leases
                           --------                  ------------------------------
                  Tower Place Festival                             71%
                  Paddock Place                                    60%
                  Germantown                                       84%
                  1202 Industrial Place (warehouse)               100%

    o Real estate markets tend to run in cycles and the markets in which the partnership's properties are located have been experiencing a cycle of high occupancies and increasing rental rates for these types of properties. It is difficult to determine when this cycle will inevitably end and when the next favorable market will develop. The general partners believe that the increase in value that might occur by holding the properties is not worth the risk of missing the opportunities afforded by selling the properties in the current market environment.

    o The ages of the partnership's properties may begin to have a negative impact on their value. As the properties age, the cost of repairs and maintenance will increase, and potential buyers may discount the prices accordingly. Over the past few years, the partnership has replaced the roof at Paddock Place and has made other repairs at each property, including replacing portions of the heating and cooling equipment. The general partners believe that selling the properties when there is little deferred maintenance will help the partnership achieve the best sales price possible in the current market.

    o When the limited partners invested in the partnership in the mid-1980's, it was anticipated that the partnership would sell its properties within five to ten years. After the partnership's initial public offering, the real estate market entered a period of recession, due to, among other factors: overbuilding, the negative impacts of the Tax Reform Act of 1986, and the collapse of the savings and loan industry. While the effect of the recession on the partnership's properties was minimized by the fact that the partnership had no debt, the overall problems in the real estate industry did have a negative impact on the rental rates that the partnership was able to achieve at the shopping centers. Because of the long length of leases, it has taken years to return to the level of rental rates that were common during the mid-1980's. Original investors have now been limited partners for approximately 13 to 14 years. The general partners believe that the real estate market has rebounded and the partnership is now positioned to sell its properties for a fair value.

    o The general partners will work diligently to achieve the highest price possible for each of the partnership's assets. This will be achieved by listing the properties for sale with a nationally-recognized real estate company to solicit bids from multiple unaffiliated third parties and through arms' length negotiations with the potential purchasers. The condition that the properties will not be sold, in the aggregate, for less than 95% of the appraised value (as of December 31, 1998) of the Portfolio is intended to give the limited partners some certainty that the properties will not be sold if market conditions deteriorate after the vote.

    o If the properties are not sold, they will continue to subject the partnership to the risks inherent in the ownership of property such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the partnership and federal and local laws and regulations affecting the ownership and operation of real estate.

The general partners also considered a number of negative factors, including those listed below, in approving the proposal.

    o There can be no assurance that the asset sale and dissolution will result in greater returns to the limited partners than a continuation of the partnership. With respect to the value of the partnership's properties, the partnership will not benefit from possible improvements in economic and market conditions which could produce increased cash flow and enhance the sales price of the properties.

    o The anchor space at Tower Place Festival is currently vacant, even though the tenant is continuing to pay rent pursuant to its long-term lease. There can be no assurance that the tenant will continue to pay rent, and its failure to honor its lease could have a negative impact on the price a buyer would be willing to pay for the shopping center. In addition, it is possible that the partnership could find a replacement tenant for this anchor space that would pay a higher rental rate and increase the future value of the property.

    o There is no guarantee that the other alternatives considered by the general partners would not produce greater value for the limited partners.

    o There could be actual or potential conflicts of interest of the general partners in connection with the asset sale and dissolution.

    o   The asset sale will be a taxable transaction to the limited partners.

     The general partners did not attempt to quantify or otherwise assign relative weights to the specific factors it considered or determine that any factor was of particular importance. A determination of various weightings would, in the view of the general partners, be impractical. Rather, the general partners viewed their position and recommendations as being based on the totality of the information presented to, and considered by, the general partners. In addition, individual directors of the general partners may have given different weight to different factors.

ALTERNATIVES TO THE ASSET SALE AND DISSOLUTION

     In making its assessment of the fairness and advisability of the proposed asset sale and dissolution, the general partners investigated, analyzed and reviewed a number of available alternatives. These alternatives included, but were not limited to, the following:

    o   The continuation of the partnership.

    o   The reorganization of the partnership as a real estate investment trust.

    o   Undergoing a leveraged recapitalization.

    o   A merger with another entity.

     In order to determine whether the proposed asset sale and dissolution or another strategic alternative would be more attractive to you, the general partners compared the potential advantages and disadvantages to the proposed asset sale and dissolution with the potential advantages and disadvantages of the alternatives. The general partners believe that each of the considered alternatives offers potential advantages and suffers from potential disadvantages not possessed by the other alternatives. Set forth below are the conclusions of the general partners regarding the comparisons of the proposal to certain alternatives and a detailed discussion of the potential advantages and disadvantages of each of these alternatives.

     ALTERNATIVE ONE: CONTINUATION OF PARTNERSHIP. One alternative to the proposed asset sale and dissolution would be to continue the partnership in accordance with its existing business plan and partnership agreement. Nothing in the partnership's organizational documents requires the general partners to proceed with liquidating the partnership's assets. While the disclosure documents, pursuant to which the limited partnership interests were offered to the public, disclosed the intentions of the partnership to liquidate its assets within five to ten years from acquisition, the general partners are not under any legal or other obligation to liquidate assets within that time frame. To the contrary, the partnership has an operating life lasting until January 31, 2025.

     Advantages of Continuation:

    o You should continue to receive regular distributions of net cash flow arising from operation of and the eventual sale of the partnership's properties.

    o Continuing the partnership should allow the limited partners to benefit from any possible future improvements in economic and market conditions, which could produce increased cash flow and enhance the sales price of the properties.

    o Continuing the partnership would allow the general partners time to resolve and lease the vacant anchor space at Tower Place Festival. This could possibly result in higher values for this property.

    o Continuation of the partnership avoids most disadvantages that might be deemed inherent in the proposed asset sale and dissolution.

        Disadvantages of Continuation:

    o The primary disadvantage of continuing the partnership is the general partners' belief that the partnership will not secure for limited partners the benefits (on a net present value basis) that the general partners expect to result from asset sale and dissolution of the partnership.

    o The general partners believe that, due to the average length of the individual leases, it will be several years before the partnership can achieve significant increases in value. Therefore, if the partnership does not sell and liquidate, you should be prepared to continue holding your investment in the partnership for at least several years into the future.

    o There is no liquid market for the limited partnership interests, except a secondary market which trades at a discount to the original investment.

    o Affiliates of the general partners also manage MIP I, a partnership with similar types of properties and similar goals and objectives. The partnership pays for 53% of the combined general and administrative expenses for managing the two partnerships. MIP I's limited partners are also being asked to vote on a proposal to sell all their assets and dissolve their partnership within the same time frame as this partnership. If the limited partners of MIP I vote to sell and dissolve, and the partnership's limited partners do not approve the proposal contained in this proxy statement, all of the partnership's general and administrative expenses will be borne 100% by the partnership after MIP I dissolves. This could substantially reduce the future net cash flow available for distribution.

    o There can be no assurance that leases which expire will be able to be renewed or re-leased at rental rates comparable to current rates. Likewise, there can be no assurance that the anchor tenant at Tower Place Festival will continue to pay rent pursuant to its lease while keeping its suite vacant.

    o The partnership's properties are aging, and increased capital expenditures for property maintenance are likely.

    o The partnership would continue to bear the risks of any catastrophic internal or external events.

    o There can be no guarantee that other alternatives, such as the proposal described in this proxy statement, would not be more advantageous to the limited partners.

     General Partners' Recommendation and Comparison with the Proposed Asset Sale and Dissolution. Continuing the partnership would keep you in a relatively illiquid investment vehicle without the ability to reasonably exit the investment. Due to the recent leases that were renewed and their lengthy terms, the general partners believe that it will be several years before further significant value increases in the properties will occur. Given the size and number of properties held by the partnership, the sale of each individual property would cause the partnership to continue to cover fixed administrative charges with the remaining properties (which could increase if MIP I's limited partners approve its asset sale and dissolution), resulting in future reductions in partnership distributions. Hence, the general partners have concluded that continuation of the partnership is not as attractive an alternative as the proposed asset sale and dissolution.

     ALTERNATIVE TWO: REORGANIZATION OF PARTNERSHIP AS A REIT. The general partners considered the alternative strategy of reorganizing the partnership into a real estate investment trust. If approved, such action may have provided some of the advantages contemplated by the proposed asset sale and dissolution.

     Advantages of Reorganization:

    o   It may provide you with some liquidity of your investment.

    o It should permit distribution to you of a simpler federal income tax form.

    o   The formation of a REIT could potentially be tax-free to you.

     Disadvantages of Reorganization:

    o Substantial costs and expenses would be incurred by the partnership were it to separately pursue reorganization into a separate REIT.

    o Because of the size of the partnership, the general partners believe such reorganization would result in a limited market for the shares of the newly formed REIT.

    o Reorganization of the partnership as a REIT would not provide the portfolio size, diversification or the structure of internal management necessary to attract growth capital to the new entity.

    o The general partners concluded that the size of an individual REIT would be too small in the public market to be an attractive investment, therefore making it a difficult vehicle to generate long-term value and liquidity for you.

    o There can be no guarantee that other alternatives, such as the proposal described in this proxy statement, would not be more advantageous to the limited partners.

     General Partners' Recommendation and Comparison With the Asset Sale and Dissolution. The general partners believe that the reorganization of the partnership as a REIT may present the potential detriments of the asset sale and dissolution without providing many of its potential benefits, such as the potential to maximize liquidity to you.

     ALTERNATIVE THREE: LEVERAGED RECAPITALIZATION. The general partners also considered whether to attempt a leveraged recapitalization of the partnership. This would involve securing debt using each of the partnership's properties as collateral and distributing the loan proceeds to the limited partners. This alternative would also involve the continuation of the partnership for an undetermined period of time.

     Advantages of the Recapitalization:

    o The partnership could make immediate cash distributions based upon the amount of debt acquired. Most likely, the debt would not exceed 50% of the value of the properties.

    o The partnership could continue to make further distributions, but at a lower level due to the payment of debt service on the loans.

     Disadvantages of the Recapitalization:

    o The partnership would have debt, and therefore higher operating risk, including the risk of foreclosure.

    o While not prohibited by the partnership agreement, leverage was not part of the partnership's original stated strategy.

    o In the event that significant expenditures are needed by the partnership, it would lose the flexibility to obtain necessary financing.

    o The partnership has already exceeded its original strategy of disposing of the properties within five to ten years. A leveraged recapitalization would involve holding your investment in the partnership for at least several years into the future.

    o The partnership would continue to bear the risks of any catastrophic internal or external events.

    o There can be no guarantee that the other alternatives, such as the proposal described in this proxy statement, would not be more advantageous to the limited partners.

     General Partners' Recommendation and Comparison with the Proposed Asset Sale and Dissolution. The leveraged recapitalization would increase the operating risk of the partnership and would not offer full liquidity to the limited partners of their current investment. Further, distributions from operations would be reduced due to the payment of debt service. Therefore, the general partners believe that this alternative is not as attractive as the proposed asset sale and dissolution.

     ALTERNATIVE FOUR: MERGER WITH ANOTHER ENTITY. Another alternative considered by the general partners was to merge the partnership with another entity.

     Advantages of a Merger:

    o A merger with a larger entity could supply the partnership with needed capital for growth.

    o If the entity which the partnership merges with is publicly-traded, you would have increased liquidity for your investment.

     Disadvantages of a Merger:

    o It is difficult to find other merger partners who are similar to the partnership.

    o Given the partnership's size, it would likely be the target in any merger transaction.

    o The partnership has already exceeded its original strategy of disposing of the properties within five to ten years.

    o This alternative is a significant departure from the general objectives of the partnership.

    o This alternative is a very speculative scenario, given the uncertainties of finding a merger partner or the timing of an exit.

    o There can be no guarantee that the other alternatives, such as the proposal described in this proxy statement, would not be more advantageous to the limited partners.

     General Partners' Recommendation and Comparison with the Proposed Asset Sale and Dissolution. The possibility of finding a suitable candidate is highly speculative and risky, and a merger might not provide you with the liquidity that the proposed asset sale and dissolution potentially offers to you. Therefore, the general partners believe that this is not as attractive as an alternative to the proposed asset sale and dissolution.

APPRAISALS OF PROPERTIES

     In determining the fairness of the asset sale, dissolution and amendment proposal, the general partners have relied in part upon property appraisals (a summary of which is attached hereto as Appendix A and incorporated herein by this reference) prepared by an independent appraisal firm, Joseph J. Blake and Associates, Inc., to establish the market values of the properties, sometimes referred to as the appraised values in this proxy statement. A condition to the sale of the properties will be that the aggregate price at which the sales are made will equal at least 95% of the appraised value of the Portfolio as reflected in Blake and Associates' appraisals as of December 31, 1998. Blake and Associates also appraised the properties owned by MIP I. Such appraisals were conducted using the same methodology and are subject to the same assumptions, limitations and qualifications as described below for the partnership's properties. In preparing the appraisals, Blake and Associates was engaged to determine the market values of the properties without taking into account the specific financial interest of any person. Blake and

Associates' appraisals were certified by an MAI appraiser who is a principal of Blake and Associates. The general partners believe that the use of a single independent appraiser, applying consistent methodology and criteria in assessing the values of the partnership's properties, increased the likelihood that the value of such assets would be determined on a fair, consistent and unbiased basis.

     Selection and Qualifications of Appraiser. The general partners engaged Blake and Associates based on their desire to engage an appraiser with a national reputation. Blake and Associates has provided information, research, consulting and real estate appraisal services to clients located throughout the United States, including litigation support and expert witness services, and due diligence investigations. Blake and Associates has substantial experience and expertise in assessing the value of real estate, having prepared real estate appraisals for over 50 years.

     Summary of Methodology. Appraisers typically consider three approaches to value of properties: the income capitalization approach, the sales comparison approach and the cost approach. The income capitalization approach involves an economic analysis of the property based on its potential to provide future net annual income. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. The cost approach involves an economic analysis of the cost to produce a substitute property with equivalent utility.

     The appraisals were performed using the income capitalization approach and the sales comparison approach for the properties. Properties were appraised by Blake and Associates individually and not as groups or packages of properties. The properties were appraised by Blake and Associates in accordance with the Uniform Standards of Professional Appraisal Practice. The appraisals are "limited appraisals" as defined by the Uniform Standards of Professional Appraisal Practice, because Blake and Associates excluded the cost approach and abbreviated the sales comparison approach. The cost approach, although considered, was not used by Blake and Associates for any properties because Blake and Associates believes the cost approach is generally not deemed a reliable indicator of value for older properties due to the imprecise nature of estimating accrued depreciation affecting improvements.

     Valuation Methodology - Income Capitalization Approach. Blake and Associates' valuation has been based in part upon information supplied to it by the managers of the properties and the partnership, including but not limited to:

o  rent rolls.                                         o  property descriptive information.
o  building reports.                                   o  prior appraisals.
o  lease information.                                  o  proposed sales terms, sales agreements and
o  financial schedules of current lease rates.            supporting documentation.
o  income, expenses, cash flow and related financial
   information.

     Blake and Associates relied upon such information and assumed that the information provided by the property managers and the partnership was accurate and complete and did not attempt to independently verify such information.

     Blake and Associates interviewed and relied upon the property managers' management personnel to obtain information relating to the condition of each property subject to the asset sale, including any deferred maintenance, capital budgets, environmental conditions, status of on-going improvements or other factors affecting the physical condition of the property improvements. However, Blake and Associates was not provided with Property Condition Assessments (deferred maintenance) or Phase I Environmental Reports on the properties. Blake and Associates also interviewed the property manager's management personnel regarding competitive conditions in property markets, trends affecting the properties, certain lease and financing factors, and historical and anticipated lease revenues and expenses. Blake and Associates also reviewed historical operating statements for each of the properties subject to the asset sale.

     Based on the lease and market rent analysis, rental revenue projections were developed for each income-producing property subject to the asset sale based on the terms of existing leases and based on analysis of market rents and historical rents achieved at the property.

     Expenses were analyzed based upon a review of 1996, 1997 and/or 1998 actual expenses. Blake and Associates also reviewed, among other things, data on expenses for comparable properties appraised by Blake and Associates. Inflation and growth rates were estimated by Blake and Associates based on those assumptions typically used by buyers and sellers in the local marketplace, which were derived, in part, from published surveys of real estate brokers and investors.

     Blake and Associates considered two methods to determine valuation under this income capitalization approach: a direct capitalization method and a discounted cash flow method. Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into an indication of value. Under this method, the income producing capacity of a property on a stabilized basis is determined by estimating the gross potential revenue of the property, making deductions for vacancy and collection losses and building expenses, and then capitalizing the net income at a market-derived rate to yield an estimate of value. In determining an overall capitalization rate, Blake and Associates reviewed overall capitalization rates indicated by comparable sales and published surveys of brokers, investors and other real estate market participants. Net operating income was capitalized at a capitalization rate as estimated in accordance with the comparable sales transaction data. Under the discounted cash flow method, periodic cash flows (consisting of net income less leasing commissions, tenant improvement allowances and applicable reserves per period) and a reversionary value, if any (based on an assumed sale at the end of the holding period, estimated for such purpose by capitalizing the following year's net operating income), after deducting appropriate sales expenses, are estimated and discounted to present value. Distinct discount rates were applied to the operating cash flow projections and the reversionary values. The discount rates employed were based on target rates of return and capitalization criteria used by commercial property investors. Blake and Associates derived this information, in part, from published surveys of brokers, investors and other real estate market participants.

     Valuation Methodology - Sales Comparison Approach. Based upon actual and proposed sales transactions identified in the respective properties' region, indices of value for the properties were derived considering the respective properties' age, location and other factors. The indices of value primarily included price per square foot. Adjustments were applied to the indices of value derived from the comparable sales transactions. The indices of value were applied to the properties to estimate value in accordance with the sales comparison method. Price per square foot as estimated by reference to comparable sales transactions was multiplied by the rentable square footage of the respective properties to derive an estimate of value.

     Conclusions as to Value. Based upon the review as described above, it is Blake and Associates' opinion that the (i) market value and (ii) 95% of the market value of the partnership's leased fee interests in the properties as of December 31, 1998 is:

  PROPERTY NAME                                        100% OF VALUE          95% OF VALUE
  ------------------------------------------------ ----------------------- --------------------
  Paddock Place                                    $      8,950,000        $      8,502,500
  Germantown                                              8,700,000               8,265,000
  1202 Industrial Place                                   4,400,000               4,180,000
  Tower Place Festival Shopping Center                    2,040,000               1,938,000

  TOTAL FOR ALL PROPERTIES                         $     24,090,000        $     22,885,500


     The values given for Tower Place Festival represent the partnership's 15% ownership of the property on a pro rata allocation and do not account for the typical discount associated with the valuation of a fractional interest.

     Assumptions, Limitations and Qualifications of Appraisals. The appraisals reflect Blake and Associates' valuation of the partnership's properties as of December 31, 1998 in the context of the market conditions existing as of such date and the information available on such date. Events occurring after the December 31, 1998 date of the appraisals and before consummation of any sales of properties comprising the asset sale, such as changes in capital markets (including changes in financing rates) that might affect demand for real property, changes in building occupancy, changes in tenant motivation with respect to the exercise of renewal options, or changes in real estate property markets, could affect the properties or the assumptions used in preparing the appraisals and result in higher or lower values of the properties if updated appraisals were conducted at such time. Blake and Associates has no obligation to update the appraisals on the basis of subsequent events.

     Blake and Associates utilized certain assumptions to determine the appraised value of the properties. The specific assumptions, limitations and qualifications made by Blake and Associates in conducting the appraisals include, among other things:

    o Information and data contained in the reports, although obtained from public records and other reliable sources and, where possible, carefully checked by Blake and Associates, were accepted as satisfactory evidence upon which rests the final expression of the properties' values.

    o Blake and Associates made no legal surveys nor have they commissioned them to be prepared and therefore reference to sketches, plats, diagrams or previous surveys are only for the reader's visualization of the properties.

    o Blake and Associates assumed that all information known to the client and relative to the valuation has been accurately furnished and that there are no undisclosed leases, agreements, liens, or other encumbrances affecting the use of the properties.

    o Blake and Associates assumed that ownership and management are competent and the properties are in responsible hands.

    o No responsibility beyond reasonableness was assumed by Blake and Associates for matters of a legal nature, whether existing or pending.

    o Blake and Associates is not required to give testimony as an expert witness in any legal hearing or before any court of law unless justly and fairly compensated for such services.

    o By reason of the purpose of the appraisals or function of the reports set forth in the appraisals, the values reported are only applicable to the property rights appraised and the appraisal reports should not be used for any other purpose.

    o Blake and Associates was not furnished with engineering or soil studies, nor did they commission these to be prepared. Therefore, the opinions as to structural strength of the improvements and drainage and subsoil conditions were based upon observation only and are assumed to be adequate.

    o Blake and Associates believes that there is no evidence to suggest that the properties are significant to American history, architecture or culture. Moreover, the properties are not considered to be a part of a historic district.

    o Blake and Associates did not make specific compliance surveys and analysis of the properties to determine whether or not they are in conformity with the various detailed requirements of the Americans with Disabilities Act. It is possible that compliance surveys of the properties together with detailed analyses of the requirements of that act could reveal that the properties are not in compliance with one or more of the requirements of the act. If so, this fact could have a negative effect upon the values of the properties. Since the appraisers have no direct evidence relating to this issue, they did not consider possible non-compliance with the requirements of that act in estimating the values of the properties.

    o At the partnership's request, the date of the appraised values is December 31, 1998. As Blake and Associates' inspection of the properties did not take place until February of 1999, and in some instances, March of 1999, they assumed the property and general market conditions to have remained stable from the date of the valuations to the date of inspection.

    o The appraisers have inspected the properties in regard to the presence of hazardous materials and have questioned management specifically for their knowledge, present and historically, as it relates to the problem. Blake and Associates was not provided with Property Condition Assessments or Phase I Environmental Reports on the properties. No environmental hazards known have been uncovered at this time. However, Blake and Associates are not qualified to detect such substances. The presence of hazardous materials may affect the values of the properties. The estimated values are predicated on the assumption that there is no such material on or in the properties that would cause a loss in their values. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them.

    o Surveys of the subject sites were not provided to Blake and Associates. The land areas of the partnership's properties were taken from the legal descriptions provided by the partnership. These land areas are assumed to be correct and any deviation in the land areas could impact the market value estimates.

     The appraisals are available for your inspection at the partnership's executive offices during regular business hours

     Compensation and Material Relationships. In exchange for preparing all the appraisals for the partnership's properties and the MIP I properties, Blake and Associates was paid a fee of $19,500, of which $10,025 was paid by the partnership and $9,475 was paid by MIP I. Blake and Associates also was paid $3,500 for its expenses in reviewing certain of the proxy solicitation materials and related documentation, of which $1,750 was paid by the partnership with the remainder paid by MIP I. Payment of appraisal fees to Blake and Associates is not dependent upon the completion of the proposed asset sale.

OFFERS FROM THIRD PARTIES

     With the exception of tender offers for less than 5% of the outstanding limited partnership interests, the partnership has not received any offers, or entered into any agreements, for the purchase of the limited partnership interests or the partnership's properties within the last two years.


                     AMENDMENT TO THE PARTNERSHIP AGREEMENT

     The general partners are proposing an amendment to the Amended and Restated Certificate and Agreement of Limited Partnership, as amended, to permit the consummation of the proposed asset sale and dissolution of the partnership on the terms set forth in this proxy statement. The amendment would expressly permit and empower the general partners to consummate the proposed asset sale and dissolution. IF YOU VOTE TO APPROVE THE PROPOSED ASSET SALE AND DISSOLUTION, YOU WILL BE APPROVING THE PROPOSED AMENDMENT TO THE PARTNERSHIP AGREEMENT.

     Section 11.4 of the partnership agreement gives the limited partners the right to approve any sale of all of the partnership's assets in a single transaction, as well as the right to disapprove the sale of all of the partnership's assets in a single transaction. Hence, if the general partners were required to resolicit proxies so that the limited partners could approve a final sales transaction, there would be a significant delay in consummating the asset sale and dissolution as proposed in this proxy statement.

     Section 15.1 of the partnership agreement states that the partnership is dissolved upon the first of several events to occur, including the date of the disposition of all the partnership's assets or the date on which a majority of the limited partnership interests vote in favor of the dissolution and termination of the partnership. This proxy statement asks the limited partners to approve both the sale of all of the partnership's assets and the dissolution of the partnership subsequent to the sale. Under the partnership agreement as currently in effect, the partnership would be dissolved on the date of the special meeting if the limited partners approve the proposal. However, under the proposal, the dissolution of the partnership is contingent upon the sale of all the properties and dissolution is not certain to occur. Hence, the partnership agreement needs to be amended to avoid the inadvertent dissolution of the partnership prior to the consummation of the sales of all of the partnership's properties pursuant to the terms contained in this proxy statement. The proposed amendment is set forth in its entirety as Appendix E to this proxy statement.

                             SELECTED FINANCIAL DATA

     The selected financial data for the partnership for each of the years in the five year period ended December 31, 1998, are derived from the partnership's financial statements which have been audited by KPMG LLP, independent certified public accountants. The data for the nine months ended September 30, 1999 and 1998 are derived from unaudited financial statements appearing in the partnership's quarterly report on Form 10-Q for its quarter ended September 30, 1999, and which, in the opinion of the general partners, includes all adjustments, consisting only of normal adjustments, necessary for the fair statement of the results for the unaudited periods. The selected financial data are qualified in their entirety by and should be read in conjunction with the partnership financial statements and related notes appearing in the partnership's annual report on Form 10-K for the year ended December 31, 1998, and in the partnership's quarterly report on Form 10-Q for its quarter ended September 30, 1999. These reports (without exhibits) are included in this proxy statement as appendices B and C, respectively.

                      For the nine months ended                              For the years ended
                            September 30,                                        December 31,

                        1999          1998          1998          1997          1996          1995          1994
                     -----------   -----------   -----------   -----------   -----------   -----------   -----------
Income               $ 2,451,100   $ 2,332,636   $ 3,124,604   $ 2,927,389   $ 2,947,806   $ 2,794,261   $ 2,743,911
Net Earnings           1,070,957       966,780     1,290,459     1,108,782     1,160,228     1,121,097     1,064,413
Basic earnings per
   Limited Partner
   Interest                 3.30          2.97          3.97          3.40          3.56          3.44          3.26
Distributions per
   Limited Partner
   Interest                 4.50          4.50          6.00          5.94          6.00          6.00          5.63
Total Assets at
   Period End        $18,317,255   $18,859,709   $18,748,341   $19,396,894   $20,161,224   $20,934,041   $21,767,471

     The following table sets forth, for the last five fiscal years and the current fiscal year as of September 30, 1999, the respective amounts of (i) distributions made to the general partners; and (ii) distributions made to limited partners.

   Year Ended               Distributions to the           Distributions to
  December 31,               General Partners              Limited Partners
  ------------              --------------------           ----------------
       1994                   36,125                         1,770,105
       1995                   38,533                         1,888,105
       1996                   38,533                         1,888,103
       1997                   38,132                         1,868,450
       1998                   38,533                         1,888,121
     1999(1)                  28,900                         1,416,090

(1)  For the nine months ended September 30, 1999

                         FEDERAL INCOME TAX CONSEQUENCES


     The following is a brief summary of certain United States federal income tax consequences to limited partners arising from the proposed sale of the partnership's interest in its remaining properties and the liquidation of the partnership. This summary is based upon the Internal Revenue Code of 1986, as currently in effect, applicable Treasury Regulations adopted thereunder, reported judicial decisions and Internal Revenue Service rulings, all as of the date hereof, and all of which are subject to prospective or retroactive change in a manner which could adversely affect limited partners.

     This summary is based on the assumption that interests in the partnership are held by the limited partners as capital assets and does not purport to deal with limited partners in special tax situations such as insurance companies, real estate investment trusts, regulated investment companies, financial institutions, tax-exempt entities, nonresident aliens and foreign corporations. Moreover, this summary does not address the possible consequences to limited partners under any state, local or foreign tax laws of the states and localities where they reside or otherwise do business or where the partnership operates. AS SUCH, EACH LIMITED PARTNER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING THE CONSEQUENCES TO HIM OR HER OF THE SALE OF THE PROPERTIES AND THE DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP.

Allocation of Income and Loss - Generally

     A partnership is not a taxable entity. Therefore, no federal income tax liability may be imposed upon a partnership. Instead, each partner is required to take into account in computing his or her income tax liability his or her allocable share of the partnership's items of income, gain, loss, deduction and credit (collectively referred to herein as "income or loss") in accordance with the partnership agreement. If the allocation of income or loss in the partnership agreement does not have "substantial economic effect" as defined in Internal Revenue Code Section 704(b), the law requires the partnership's income or loss to be allocated in accordance with the partners' economic interests in the partnership. Generally, the distribution of cash attributable to partnership income is not a taxable event unless the distributee partner receives cash distributions in excess of his or her basis in his or her interest in the partnership.

Taxation of the Sale of Partnership Properties

     For federal income tax purposes, the partnership will realize and recognize gain or loss separately for each property sold. The amount of gain recognized for federal income tax purposes with respect to a property, if any, will be an amount equal to the excess of the amount realized (i.e. cash or other consideration received by the partnership reduced by the expenses of the sale) over the partnership's adjusted tax basis for the property. Conversely, the amount of loss recognized with respect to the sale of a property, if any, will be an amount equal to the excess of the partnership's adjusted tax basis in the property over the amount realized by the partnership for such property. The "adjusted tax basis" of a partnership property is its cost (including non-deductible capital expenditures made by the partnership at the time of purchase) with certain additions or subtractions for expenditures, receipts, losses, or other items properly chargeable to the capital accounts during the period of time from the acquisition of the property until the sale of the property.

Characterization of Gain or Loss

     In general, gains (other than the amount of gain attributable to certain depreciation recapture, which would be classified as ordinary income, and any gain attributable to the sale of the joint venture interest held by the partnership in the Tower Place Joint Venture) recognized with respect to the sale of the partnership's interests in its properties should be treated as recognized from the sale of a "Section 1231" asset (i.e., real property and depreciable assets used in a trade or business and held for more than one year). A limited partner's share of gains from the sale of Section 1231 assets of the partnership will be combined with any other Section 1231 gains and losses recognized by such limited partner in that year. If the result is a net loss, the loss is characterized as an ordinary loss. If the result is a net gain, the gain is characterized as a capital gain except that such gain will be treated as ordinary income to the extent the limited partner has "non-recaptured" Section 1231 losses. For these purposes, "non-recaptured"

Section 1231 losses means a limited partner's aggregate Section 1231 losses for the five most recent prior years that have not previously been recaptured.

     In general, gain or loss recognized with respect to the sale of the partnership's interest in the Tower Place Joint Venture will be gain or loss from the sale or exchange of a capital asset. However, any amount received in exchange for a joint venture interest attributable to the joint venture's "unrealized receivables" (including certain depreciation recapture) or "inventory items" will be considered to be gain or loss from the sale or exchange of property other than a capital asset.

     For purposes of the passive activity loss limitations of Section 469 of the Internal Revenue Code, gains recognized from the sale by the partnership of its interests in its properties generally will be treated as passive activity income.

Liquidation of the Partnership

     A limited partner's adjusted tax basis in its limited partnership interests is equal to its cost for the limited partnership interests reduced by its allocable share of:

    o   partnership distributions;

    o   partnership losses; and

    o expenditures of the partnership not deductible in computing its taxable income and not properly chargeable to capital account.

A limited partner's adjusted tax basis is increased by its allocable share of:

    o   taxable income of the partnership;

    o   income of the partnership exempt from tax; and

    o   additional contributions to the partnership.

     For purposes of determining a limited partner's adjusted tax basis in its partnership interest, an increase in a limited partner's share of partnership liabilities is treated as a contribution of cash by that limited partner to the partnership, and thereby results in an increase in the limited partner's adjusted tax basis in its limited partnership interests. Conversely, a decrease in a limited partner's share of partnership liabilities is treated as distribution of cash from the partnership, and thereby results in a decrease in the limited partner's adjusted tax basis in its limited partnership interests. To the extent that a decrease in a limited partner's share of partnership liabilities results in a deemed cash distribution to the limited partner which exceeds the limited partner's adjusted tax basis in its limited partnership interests, the limited partner will recognize gain to the extent of the excess of the deemed cash distribution over its adjusted tax basis in its limited partnership interests.

     Upon liquidation of the partnership, a limited partner will recognize gain to the extent of the excess of the cash received by the limited partner (including any deemed cash distributions to the limited partner attributable to the limited partner's share of partnership liabilities) over the limited partner's adjusted tax basis in its limited partnership interests, as such adjusted tax basis is adjusted to reflect the limited partner's allocable share of income or loss arising from normal partnership operations for the year of liquidation and the sale of the partnership's interests in its properties in the year of liquidation. Conversely, upon the sale of the last property and the liquidation of the partnership (assuming only cash is distributed), a limited partner will recognize loss to the extent of the excess of its adjusted tax basis in its limited partnership interests (as adjusted to reflect the limited partner's allocable share of income or loss arising from normal partnership operations for the year of liquidation and the sale of the partnership's interests in its properties in the year of liquidation) over the cash received by the limited partner. In addition, the actual amount of gain arising from the liquidation of the partnership will vary for each limited partner depending upon its adjusted tax basis in its limited partnership interests (which in turn will vary depending upon the price paid by the limited partner for its limited partnership interests, the aggregate partnership distributions received by the limited partner with respect to its limited partnership interests, and the items of partnership income or loss as well as allocations of partnership indebtedness made to the limited partner for federal income tax purposes) and the amount of cash distributed to the limited partner in connection with the liquidation of the partnership.

Characterization of Gain or Loss

     Any gain or loss recognized by a limited partner on liquidation of the partnership should be treated as gain or loss from the sale of a capital asset if the limited partner holds its limited partnership interests as a capital asset. However, the treatment of the gains and losses recognized by the limited partners (as capital or ordinary gain or loss and the ability to offset the two) may differ depending on whether limited partners have any non-recaptured Section 1231 losses as discussed above. Any gain or loss arising from the liquidation of the partnership generally will be treated as passive gain or loss pursuant to
Section 469 of the Internal Revenue Code.

Passive Loss Limitations

     A limited partner's allocable share of partnership income or loss may be subject to the passive activity loss limitations. Limited partners who are individuals, trusts, estates, or personal service corporations may offset passive activity losses only against both passive activity income. Limited partners that qualify as closely held corporations under Section 469 of the Internal Revenue Code may offset passive activity losses against both passive activity income and active income (for this purpose, however, "active income" does not include portfolio income). A limited partner's allocable share of any partnership gain realized on the sale of the partnership's interests in its properties will be characterized as passive activity income. Such passive activity income may be offset by passive activity losses from other passive activity investments. Because the sale of the partnership's last property and the dissolution of the partnership following such sale will qualify as a disposition of the partnership's activity for purposes of the passive loss rules, a limited partner's allocable share of any partnership loss realized as a result of the sale of the partnership's interests in its properties and any suspended partnership losses from prior years should not be subject to the passive loss limitations in the taxable year of such sale and dissolution.

Income Tax Rates/Taxation of Gains and Losses

     The Taxpayer Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998 contain significant changes to the taxation of capital gains of individuals, trusts and estates. The maximum rate of tax on net capital gains of individuals, trusts and estates from the sale or exchange of capital assets held for more than one year has been reduced to 20%, and the maximum rate for net capital gains attributable to the sale of depreciable real property held for more than one year (other than certain depreciation recapture taxable as ordinary income) is 25% to the extent of the deductions for depreciation with respect to such property. The current maximum tax rate on ordinary income of individuals is 39.6%. This disparity in tax rates could be beneficial to individual limited partners with suspended losses attributable to the partnership. Following the sale of the last property by the partnership, a limited partner will be considered to have disposed of his or her entire interest in the partnership, and thus, the limited partner should be entitled to deduct all suspended passive losses from the partnership against any ordinary income earned by such limited partner in the year of liquidation of the partnership or use such suspended losses to offset any gain allocable to such limited partner on the sale of the partnership's interests in its properties. Capital gains of individuals and corporate taxpayers can be offset by capital losses. However, capital losses can be deducted, in any year, only to the extent of a limited partner's capital gains plus, in the case of an individual, ordinary income up to $3,000.

Exempt Employee Trusts and Individual Retirement Accounts

     Tax-exempt organizations, including trusts which hold assets of employee benefit plans, although not generally subject to federal income tax, are subject to tax on certain income derived from a trade or business carried on by the organization which is unrelated to its exempt activities. However, such unrelated business taxable income does not in general include income from real property, gain from the sale of property other than inventory, interest, dividends and certain other types of passive investment income that are not derived from "debt-financed property" as defined in Section 514 of the Internal Revenue Code. If, as the partnership believes, the properties are not characterized as "inventory," and are not held primarily for sale to customers in the ordinary course of the partnership's business, and the partnership's indebtedness is not "acquisition indebtedness" for purposes of
Section 514(c) of the Internal Revenue Code, the income from the sale of the properties should not constitute unrelated business taxable income. Finally, the partnership's temporary investment of funds in interest-bearing instruments and deposits also should not give rise to unrelated business taxable income.

     THE FOREGOING ANALYSIS CANNOT BE, AND IS NOT INTENDED AS, A SUBSTITUTE FOR CAREFUL TAX PLANNING. LIMITED PARTNERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR OWN TAX SITUATIONS AND THE EFFECTS OF THE SALE BY THE PARTNERSHIP OF ITS INTERESTS IN ITS PROPERTIES AND THE LIQUIDATION OF THE PARTNERSHIP AS TO FEDERAL, STATE, LOCAL AND FOREIGN TAXES INCLUDING, BUT NOT LIMITED TO, INCOME AND ESTATE TAXES.

                 CONFLICTS OF INTEREST, RELATED TRANSACTIONS AND
                  INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

     Under applicable law, the general partners have a fiduciary duty of both loyalty and care to the partnership and to its limited partners. This duty requires that the general partners exercise good faith and integrity in handling partnership affairs and that these affairs be conducted in the best interests of the partnership and the limited partners. As a fiduciary, the general partners are charged with the safekeeping and use of all partnership funds and assets and must use such funds and assets for the exclusive benefit of the partnership. Further, the general partners must safeguard the rights of the limited partners provided under Texas law and the partnership agreement. The general partners are liable to the partnership for any violation or breach of these fiduciary duties. In this connection, it is a requirement that all material conflicts of interest faced by the general partners in connection with the adoption of the proposal and the sale of the properties be fully disclosed for consideration by the limited partners. In considering the recommendation of the general partners, you should consider the conflicts of interests described below and be aware that the general partners and some of their affiliates have interests in the proposal that are different from, or in addition to, your interests as a limited partner.

     Some affiliates of the partnership's general partners are also general partners of MIP I, a partnership with investment objectives and goals similar to the partnership's. MIP I is also soliciting the approval of its limited partners to sell all of its assets and dissolve under a proposal similar to the one described in this proxy statement. You should carefully consider the potential conflict created by the fiduciary duties that the general partners owe to both the partnership and MIP I. For example, if a potential buyer reviews properties from both partnerships, but decides to only purchase one property, the general partners' fiduciary duties to MIP I prevent them from advocating the purchase of the partnership's properties over MIP I's properties. Further, if the limited partners of MIP I vote to sell its properties and dissolve and the partnership's limited partners do not approve the proposal described in this proxy statement, the partnership's general partners would be required to sell Tower Place Festival to a third party buyer.

     There is also a potential conflict created by the asset sale because properties of MIP I may be packaged for sale with properties of the partnership. In order to address this apparent conflict, bidders for any package of properties containing the partnership's properties and MIP I properties will be required to specify how their overall bid is allocated among the individual properties in the package, and proceeds from the sales of any such package (as well as general expenses related to the sales) will be apportioned between the two partnerships based upon such allocation. Further, if MIP I's limited partners vote in favor of its proposed asset sale and dissolution and the partnership's limited partners do not approve the proposal in this proxy statement, then MIP I's general partners will have to dispose of MIP I's 85% joint venture interest in Tower Place Festival, which could negatively impact the results of partnership.

     Mitchell Armstrong and Brent Buck are employees of the partnership and are officers of the corporate general partner. If the asset sale, dissolution and amendment proposal is approved, Messrs. Armstrong and Buck will receive severance packages upon dissolution of the partnership. Hence, they have a financial interest in securing the dissolution of the partnership. In addition, the general partners will probably receive a portion of the net sales proceeds and distributions from operations pursuant to the terms of the partnership agreement as a result of the consummation of the proposed asset sale and dissolution. However, it is possible that, upon the sale of the partnership's last property, the general partners will not have a capital account balance which is in proportion to the 1% to 99% general distribution split with the limited partners. Hence, this fact may influence the general partners, who will have broad authority in determining the timing, manner and terms of the sales transactions if the proposal is approved.

     No formal procedures were put in place to minimize the potential conflicts of interest between the general partners and the partnership. The general partners have sought to honor faithfully their fiduciary duty to the partnership even though the non-corporate general partner anticipates receiving a portion of the asset sale and dissolution proceeds. The general partners believe that the Blake and Associates appraisals and other aspects of procedural fairness have been incorporated into the structure of the proposed asset sale and dissolution, and the expected benefits to you from the proposed asset sale and dissolution offset any detriment arising from such conflicts of interest or the absence of an independent representative.

     The general partners did not engage separate legal and financial representation for the limited partners. Had separate representation been arranged for limited partners, the terms of the proposed asset sale and dissolution might have been different and possibly more favorable to you. In addition, if separate representation had been arranged for the limited partners, issues unique to the value of the partnership might have received greater attention during the structuring of the proposed asset sale and dissolution.

     The corporate general partner entered into a property management agreement with the partnership for the management of 1202 Industrial Place, effective January 1, 1996. Pursuant to this agreement, the corporate general partner earned property management fees in the amount of $17,832 and $15,495 during the years ended December 31, 1998 and 1997. The corporate general partner entered into a property marketing agreement with the partnership for the leasing of 1202 Industrial Place, effective August 4, 1998. Pursuant to this agreement, the corporate general partner earned leasing commissions in the amount of $197,865 during the year ended December 31, 1998.

                               REGULATORY MATTERS

     No federal or state regulatory approvals need be obtained in connection with the proposal and the sale of the properties thereunder. Certain filings will be required in Texas upon approval of the amendment to the partnership agreement and upon the dissolution of the partnership.

                              ACCOUNTING TREATMENT

     The consent of the limited partners to the asset sale and dissolution proposal will ultimately have an impact on the accounting treatment applied to the partnership in its financial statements prepared in accordance with generally accepted accounting principles. The partnership currently classifies all of its operating properties as "assets to be held for use" and will continue to classify the operating properties as such until it is determined that management of the partnership actually has the current ability to remove the assets from operations. At that time, the partnership will reclassify the properties to "assets to be disposed of." Other criteria for the reclassification to "assets to be disposed of" include:

    o management, which has the appropriate level of authority, approving and committing the partnership to a formal plan of sale;

    o the formal plan of sale specifically identifies the assets to be sold, actions to be taken and expected date of completion of the asset sale;

    o   the partnership has an active program to find a buyer for the assets;

    o   management can estimate the proceeds of the sale;

    o   action required by the formal plan of sale will begin immediately; and

    o the period of time to complete the asset sale indicates that significant changes to the formal plan of sale are not likely.

Once the properties are classified as "assets to be disposed of," depreciation is ceased and the properties are carried at the lower of carrying amount or fair value less cost to sell.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                        AND MANAGEMENT OF THE PARTNERSHIP

     No person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) is known to the partnership to be the beneficial owner of more than five percent of the outstanding limited partnership interests as of January 10, 2000.

     The following table presents certain information regarding the number of limited partnership interests owned, directly or indirectly, by (i) a general partner of a general partner and executive officers and directors of a general partner and (ii) a general partner of a general partner and executive officers and directors of a general partner as a group as of January 10, 2000.

                                                                          Amount and nature
                                                                            Of Beneficial              Percent
          Title of Class                    Beneficial Owner            Beneficial Ownership           Of Class
          --------------                    ----------------            --------------------           --------
Limited Partnership Interests,      Mitchell L. Armstrong                    377 (1)                    .12%
$100 per Interest                   W. Brent Buck                            251 (2)                    .08%
                                    Jack E. Crozier                          736 (3)                    .23%

Limited Partnership Interest,       All General Partners                     1,057                      .34%
$100 per Interest                   as a  group

     (1) The total of 377 interests listed above includes 126 interests owned beneficially and of record by first Trust Corporation, Trustee for the benefit of Mitchell L. Armstrong IRA; 195 interests owned by Murray Realty Investors IX, Inc., a corporation in which Mr. Armstrong is an officer, director, and substantial owner; and 56 Interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Armstrong is a limited partner.

     (2) The total of 251 interests listed above includes 195 Interests owned by Murray Realty Investors IX, Inc., a corporation in which Mr. Buck is an officer, director and substantial owner; and 56 interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Buck is a limited partner.

     (3) The total of 736 interests listed above included 272 interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Crozier is a general partner and 464 interests owned by Mrs. Irma Crozier as her separate property.

     No arrangements are known to the partnership which may result in a change of control of the partnership.

           ABSENCE OF PUBLIC MARKET FOR LIMITED PARTNERSHIP INTERESTS

     There is no public market for the limited partnership interests and none has existed since the original public offering of the limited partnership interests. Occasional transfers of limited partnership interests have occurred during this period, but the general partners only receive information once a month regarding the prices, if any, paid for limited partnership interests in connection with such transfers. Consequently, you may not be able to liquidate your limited partnership interests in the event of an emergency or for any other reason, and your limited partnership interests may not be readily accepted as collateral for a loan.

                                FEES AND EXPENSES

     All fees and expenses in connection with the preparation, printing and mailing of this proxy statement will be paid by the partnership. Such expenses are expected to total approximately $200,000.

                         INFORMATION CONCERNING AUDITORS

     Representatives of KPMG LLP will be present at the special meeting, will have an opportunity to make a statement should they desire to do so and will be available to respond to appropriate questions.

                            LIMITED PARTNER PROPOSALS

     The partnership has no annual or periodic meetings of the limited partners. Meetings of the limited partners shall be called by the general partners upon receipt of a request in writing signed by limited partners holding at least 10% of the limited partnership interests then outstanding. Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted. Notice of any such meeting shall be delivered to all general and limited partners within 10 days after receipt of the request and not less than 15 nor more than 60 days before the date of such meeting.

                                  OTHER MATTERS

     The partnership is not aware of any additional matters not set forth in the notice of special meeting of limited partners that will be presented for consideration at the special meeting. IF SUCH PROPOSALS OR ANY OTHER MATTERS REQUIRING THE VOTE OF THE LIMITED PARTNERS PROPERLY COME BEFORE THE SPECIAL MEETING, THE PERSONS AUTHORIZED UNDER THE PROXIES WILL VOTE AND ACT ACCORDING TO THEIR BEST JUDGMENT.

                       WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder. Under the Exchange Act, we must file reports, proxy statements and other information with the SEC. You may read and copy any of this information at the following locations of the SEC:

             SEC Public Reference Room           Chicago Regional Office             New York Regional Office
              450 Fifth Street, N.W.                 Citicorp Center                   7 World Trade Center
                     Room 1024                   500 West Madison Street                    13th Floor
              Washington, D.C. 20549                   Suite 1400                  New York, New York 10048-1102
                                              Chicago, Illinois 60661-2511

     You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of our material by mail at prescribed rates from:

                            Public Reference Section
                       Securities and Exchange Commission
                             450 Fifth Street, N.W.
                          Washington, D.C. 20549-0004.

     The SEC also maintains an Internet website that contains reports, proxy statements and other information regarding issuers, like the partnership, that file electronically with the SEC. The address of that website is http://www.sec.gov.

                           INCORPORATION BY REFERENCE

     A copy of the partnership's Annual Report on Form 10-K for the year ended December 31, 1998, is attached to this proxy statement as Appendix B, and a copy of the partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 is attached to this proxy statement as Appendix C.

     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The documents the partnership is incorporating by reference are:

    o The partnership's Annual Report on Form 10-K for the twelve months ended December 31, 1998;

    o The partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999; and

    o All other documents which the partnership filed, or will file, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 since December 31, 1998 to the date of the special meeting.

     The partnership will provide by first class mail within one business day of receiving a written or oral request a copy of any or all of the documents incorporated by reference in this proxy statement (other than exhibits to such documents unless such documents are specifically incorporated by reference into the information this proxy statement incorporates). Written requests for such copies should be addressed to the partnership at 5550 LBJ Freeway, Suite 675, Dallas, Texas 75240, and telephone requests may be made to Brent Buck, at (800) 765-3863.

                                   APPENDIX A

               BLAKE AND ASSOCIATES SUMMARY OF PROPERTY APPRAISALS

            [JOSEPH J. BLAKE AND ASSOCIATES, INC. LETTERHEAD]

October 20, 1999

Murray Income Properties II, Ltd.
c/o Mr. Brent Buck
Executive Vice President
Murray Income Properties
5550 LBJ Freeway
Suite 675
Dallas, TX 75240

Reference:        Summary of Limited Summary Appraisal Reports - Attachment to
                  the Joseph J. Blake and Associates December 31, 1998 Limited
                  Summary Appraisals on Germantown Collection Shopping Center
                  (Germantown, TN); Paddock Place Shopping Center (Nashville,
                  TN); 1202 Industrial Place (Grand Prairie, TX); and Tower
                  Place Festival Shopping Center (Pineville, NC)

Dear Mr. Buck:

In accordance with your request, we have summarized the 1998 valuations referenced above. The information contained within this document was extracted from the respective appraisals performed by our firm in the first quarter of 1999 which are assumed to be retained in your files. This attachment should be used only in conjunction with the Limited Summary Appraisals, which include all special assumptions and limiting conditions which are an integral part of our value conclusions.

The purpose of the Limited Summary Appraisals was to estimate the "as is" Market Values of the leased fee interests in the properties as of DECEMBER 31, 1998. The function of these appraisals was for year-end 1998 valuation purposes.

Briefly described, Germantown Collection Shopping Center wraps the northeast corner of Poplar Avenue and Exeter Road in Germantown (Memphis suburb), Shelby County, Tennessee. The center contains two buildings with a total net rentable area of 55,297 square feet. It should be noted that a separate OUT-PARCEL, which is NOT included as part of the subject, is developed with a KROGER grocery store.

October 20, 1999
Mr. Brent Buck
Page 2 of 4

The property was reportedly constructed in 1988 and was observed as being in good condition with no signs of significant deferred maintenance observed during our inspection on February 20, 1999. The subject is situated on an irregular-shaped parcel containing a total of 6.128-acres of land that is zoned SC-1, Shopping Center Development. Parking is provided by an asphalt-paved parking lot which contains 350+ or - spaces or 1 space per 158 square feet of leasable area. As of the date of appraisal, the subject was 100% leased.

Paddock Place Shopping Center, is located at the southwest corner of White Bridge Pike and Hillwood Terrace in Nashville, Davidson County, Tennessee. The center contains one building with a total net rentable area of 68,629+ or
- square feet.

The center was reportedly constructed in 1986 and was observed as being in good condition with no signs of significant deferred maintenance observed during our inspection on February 20, 1999. The subject is situated on an fairly rectangular shaped parcel containing a total of 4.66+ or - acres of land that is zoned CS, Community Services District by the City of Nashville. Parking is provided by an asphalt-paved parking lot which contains 235+ or - spaces or 1 space per 292 square feet of leasable area. As of the date of appraisal, the subject was 90% leased.

The 1202 Industrial Place is located on the southeast corner of Avenue R and Great Southwest Parkway and contains 172,800 square feet. The warehouse was reportedly constructed in 1980 and is situated on 8.64+ acres, zoned "LI"
Light Industrial, within the Great Southwest Industrial District, Grand Prairie, Tarrant County, Texas. The warehouse contains approximately 10% office area and is fully sprinklered. The building, which was constructed in 1980, was 100% occupied by two tenants. No signs of deferred maintenance was observed during our inspection on February 9, 1999.

Tower Place Festival Shopping Center, is located at the northwest corner of Pineville-Matthews Road and Pine Cedar Drive in Pineville, Mecklenburg County, North Carolina. Pineville is a suburb of Charlotte. The center contains three buildings with a total net rentable area of 114,606+ or - square feet. The subject WAS anchored by General Cinema, who occupied 31,837 square feet. In 1998 General Cinema ceased operating its theater at the subject. However, the primary lease extends until September 2006. Based on conversations with property management, a sublease tenant was being searched for at the time of the appraisal. It was noted that General Cinema has a current $2.8 million lease buyout. For the purpose of our analysis, we projected that sublease tenant will be found and the space will be released at the expiration of the General Cinema lease with market oriented alteration costs.

October 20, 1999
Mr. Brent Buck
Page 3 of 4

The buildings were reportedly constructed from 1985 to 1987 and were observed as being in good condition with no signs of significant deferred maintenance observed on our February 28, 1999 inspection. The subject buildings are situated on an irregular-shaped parcel containing a total of 10.777+ acres of land that is zoned B-4, Highway Business District by the City of Pineville. Parking is provided by an asphalt-paved parking lot which contains 677+ spaces or 1 space per 169 square feet of leasable area for the entire center. As of the date of appraisal, the subject was 67.4% occupied and 98% leased. The large difference in occupied and leased figures is primarily due to the leased, but vacant, 31,837 square foot General Cinema space.

It should be noted that according to our client, Murray Income Properties II, Ltd.'s interest in this property equates to an 15% INTEREST. However, the value reflected in our December 31, 1998 valuation, which is noted on the following page, represents the 100% interest in the property. A fractional interest was not valued in our year-end 1998 appraisal.

APPRAISAL DEVELOPMENT AND REPORTING PROCESS

In the course of the preparation of the appraisals, a variety of market data, including improved sales and rent comparables, were gathered. Statistical and market data was obtained from recognized area real estate firms. Property information was supplied to the appraisers by Murray Income Properties and third-party management companies included unaudited historical income and expense data, leases, tenant sales histories, and rent rolls. Other information obtained included current rental information (asking rental rates, tenant finish-out allowances, and brokers' commission rates).

In valuing the properties, the Income Capitalization Approach was considered to be the most relevant technique because of the properties' income-producing capabilities. The strength of this approach is that it closely mirrors the actions of most investors who base their purchase decisions primarily on this method for investment grade retail properties. In essence, the primary analysis in our Summary Reports dealt with the Income Capitalization Approach.

The Sales Comparison Approach was also utilized since it is based upon the principle that the market value of a given property is equivalent to the market value of an equally desirable substitute property with similar functional utility. This approach analyzes the actions of investors and how they react to or interpret the market. The weakness of this approach is that it is based on historical data in changing markets the data may not represent current investor expectations. Furthermore, income producing properties like the subject are frequently purchased for the anticipation of future income, not historical income.

Even though both approaches were utilized, the Income Capitalization Approach was emphasized.

October 20, 1999
Mr. Brent Buck
Page 4 of 4

The appraisers note that they have not valued or inspected the properties as of a current date.

After inspections of the properties in early 1999 and an analysis of pertinent physical and economic factors, we estimated that the market values of the 100% leased fee interests in the properties, as of DECEMBER 31, 1998, were as follows:

                                                                          VALUE PER
               PROPERTY                           VALUE         SIZE     SQUARE FOOT
               --------                           -----         ----     -----------
    Germantown Collection Shopping Center     $ 8,700,000      55,297    $152.81
    Paddock Place                             $ 8,950,000      68,629    $130.41
    1202 Avenue R Warehouse                   $ 4,400,000     172,800    $ 25.46
    Tower Place Festival (100% Interest)      $13,600,000     114,606    $118.67

If we can be of any further assistance, do not hesitate in contacting the undersigned.

Respectfully submitted,

JOSEPH J. BLAKE AND ASSOCIATES, INC.

/s/ ARTURO SINGER
---------------------------
Arturo Singer, MAI
Principal/Regional Manager

                                   APPENDIX B

        ANNUAL REPORT ON FORM 10-K (FOR THE YEAR ENDED DECEMBER 31, 1998)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 10-K


(Mark One)

     X        Annual Report pursuant to Section 13 or 15(d) of the Securities
----------    Exchange Act of 1934

              For the Fiscal Year Ended DECEMBER 31, 1998


                                       OR

----------    Transition report pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


              For the transition period from ______________ to _______________

                              COMMISSION FILE NO.
                                    0-17183

                                ---------------

                       MURRAY INCOME PROPERTIES II, LTD.
             (Exact Name of Registrant as Specified in its Charter)


            TEXAS                                               75-1946214
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

5550 LBJ FREEWAY, SUITE 675, DALLAS, TEXAS                         75240
 (Address of principal executive offices)                        (Zip Code)

                                 (972) 991-9090
              (Registrant's Telephone Number, Including Area Code)

       Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

              Yes  [X]                           No [ ]

       Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

                               TABLE OF CONTENTS

                                     PART I
                                                                                 Page

Item 1.        Business                                                             1

Item 2.        Properties                                                           3

Item 3.        Legal Proceedings                                                    3

Item 4.        Submission of Matters to a Vote of Security Holders                  3

                                    PART II

Item 5.        Market for the Partnership's Limited Partnership
               Interests and Related Security Holder Matters                        4

Item 6.        Selected Financial Data                                              4

Item 7.        Management's Discussion and Analysis of Financial
               Condition and Results of Operations                                  5

Item 7A.       Quantitative and Qualitative Disclosures About Market Risk           9

Item 8.        Financial Statements and Supplementary Data                         10

Item 9.        Changes in and Disagreements with Accountants on
               Accounting and Financial Disclosure                                 21

                                    PART III

Item 10.       Directors and Executive Officers of the Partnership                 22

Item 11.       Executive Compensation                                              23

Item 12.       Security Ownership of Certain Beneficial Owners
               and Management                                                      24

Item 13.       Certain Relationships and Related Transactions                      25

                                    PART IV

Item 14.       Exhibits, Financial Statement Schedules, and
               Reports on Form 8-K                                                 26

Signatures                                                                         33

Index to Exhibits                                                                  34

                                     PART I

ITEM 1. BUSINESS.

     General. Murray Income Properties II, Ltd. (the "Partnership") was formed December 23, 1985 under the Texas Uniform Limited Partnership Act to acquire recently constructed income-producing shopping centers located in growth markets. As of November, 1989, the Partnership became governed by the Texas Revised Limited Partnership Act. The General Partners of the Partnership are Murray Realty Investors IX, Inc., a Texas corporation, and Crozier Partners IX, Ltd., a Texas limited partnership.

     In September 1986, the Partnership acquired a 15% interest in Tower Place Joint Venture, which owns Tower Place Festival Shopping Center ("Tower Place"). The remaining 85% interest in the joint venture is owned by Murray Income Properties I, Ltd., a publicly-registered real estate limited partnership, the general partners of which are affiliates of the General Partners. The Partnership also acquired Paddock Place Shopping Center ("Paddock Place") on December 17, 1986, Germantown Collection Shopping Center ("Germantown") on February 9, 1988, and 1202 Industrial Place (an office/warehouse facility) on February 26, 1988. All acquisitions were paid for in cash. For a more detailed description of the joint venture interest and the properties acquired by the Partnership, see "Item 2. Properties".

     The Partnership is in competition for tenants for its properties with other real estate limited partnerships as well as with individuals, corporations, real estate investment trusts, pension funds and other entities engaged in the ownership and operation of retail real estate. When evaluating a particular location to lease, a tenant may consider many factors, including, but not limited to, space availability, rental rates, lease terms, access, parking, quality of construction and quality of management. While the General Partners believe that the Partnership's properties are generally competitive with other properties with regard to these factors, there can be no assurance that, in the view of a prospective tenant, other retail properties will not be more attractive.

     Tower Place Festival Shopping Center. At December 31, 1998, Tower Place was 98% leased. One tenant, General Cinema, leases 27.8% of the total rentable space of the property and another, J&K Cafeterias, leases 10.6% of the total rentable space. The General Cinema lease expires on September 30, 2006, with the tenant having the option to extend the term of the lease for two successive terms of five years each. The J&K Cafeterias lease expires on April 30, 2004, and the tenant has the option to renew for two periods of five years each. At December 31, 1997, Tower Place was 100% leased.

     Tower Place is subject to competition from similar types of properties in the vicinity in which it is located. The following information on competitive properties in the vicinity of Mountain View has been obtained from sources believed reliable by the Partnership. The accuracy of this information was not independently verified by the Partnership.

                                      Rentable              Percent Leased at
            Property                 Square Feet            December 31, 1998
            --------                 -----------            -----------------
                1                       65,000                       100%
                2                      132,648                        95%
                3                      248,700                        99%

     Paddock Place Shopping Center. At December 31, 1998, Paddock Place was 90% leased. One tenant, Rafferty's, leases 11.6% of the total rentable space of the property. J. Alexander's, a full service restaurant, is occupying the space under a sub-lease. The Rafferty's lease expires on December 31, 2001 and the tenant has an option to extend the term of the lease for two successive periods of five years each. At December 31, 1997, Paddock Place was 100% leased.

     Paddock Place is subject to competition from similar types of properties in the vicinity in which it is located. The following information on such competitors has been obtained from sources believed reliable by the Partnership. The accuracy of this information was not independently verified by the Partnership.

                                      Rentable              Percent Leased at
            Property                 Square Feet            December 31, 1998
            --------                 -----------            -----------------
                1                      108,000                      95%
                2                       15,753                     100%
                3                      178,491                      98%

     Germantown Collection Shopping Center. At December 31, 1998, Germantown was 100% leased. One tenant, Chili's, leases 10% of the total rentable space. The Chili's lease expires on December 31, 2004, and the tenant has the option to extend the term of the lease for three consecutive terms of five years each. At December 31, 1997, Germantown was 100% leased.

     Germantown is subject to competition from similar types of properties in the vicinity in which it is located. The following information on such competitors has been obtained from sources believed reliable by the Partnership. The accuracy of this information was not independently verified by the Partnership.

                                      Rentable              Percent Leased at
            Property                 Square Feet            December 31, 1998
            --------                 -----------            -----------------
                1                       88,500                     100%
                2                       84,000                      96%
                3                       38,000                     100%

     1202 Industrial Place. At December 31, 1998 and 1997, 1202 was 100% leased. Pierce Family Partnership leases 69% of the total rentable space of the property and Care Management Enterprises, Inc. leases 31% of the total rentable space. The Pierce lease expires on October 31, 2014 and the tenant has an option to renew the lease for one additional term of five years. The Care Management Enterprises, Inc. lease expires on November 30, 2000.

     1202 Industrial Place is subject to competition from similar types of properties in the vicinity in which it is located. The following information on such competitors has been obtained from sources believed reliable by the Partnership. The accuracy of this information was not independently verified by the Partnership.

                                      Rentable              Percent Leased at
            Property                 Square Feet            December 31, 1998
            --------                 -----------            -----------------
               1                       100,000                     100%
               2                        80,000                     100%
               3                       100,000                     100%

     The Partnership is reimbursed for 47% of the costs of four employees by Murray Income Properties I, Ltd., an affiliate of the Partnership.

     For a definition of the terms used herein and elsewhere in this Form 10-K, see "Glossary" incorporated by reference herein as contained in the Prospectus dated February 20, 1986 filed as a part of Amendment No. 1 to Registrant's Form S-11 Registration Statement (File No. 33-2394) attached hereto as Exhibit 99a.

ITEM 2. PROPERTIES.

     The Partnership owns a 15% interest in Tower Place Joint Venture which owns the property described below:

     Location                       Description of Property
     --------                       -----------------------

     Pineville (Charlotte),         Tower Place Festival Shopping Center
       North Carolina               A 114,562 square foot shopping center
                                    situated on 10.777 acres. At
                                    December 31, 1998, Tower Place was 98%
                                    leased at an average annual lease rate of
                                    $13.89. Lease rental rates range from $8.00
                                    to $16.50 per square foot.

The Partnership also owns the properties described below:

     Nashville, Tennessee           Paddock Place Shopping Center
                                    A 68,629 square foot shopping center
                                    situated on 4.66 acres. At December 31,
                                    1998, Paddock Place was 90% leased at an
                                    average annual lease rate of $14.45. Lease
                                    rates range from $9.50 to $18.75 per square
                                    foot.

     Germantown (Memphis),          Germantown Collection Shopping Center
       Tennessee                    A 55,730 square foot shopping center
                                    situated on 11.4 acres. At December 31,
                                    1998, Germantown was 100% leased at an
                                    average annual lease rate of $16.10. Lease
                                    rates range from $13.50 to $19.79 per
                                    square foot.

     Grand Prairie, Texas,          1202 Industrial Place
                                    An office/warehouse facility containing
                                    172,800 square feet situated on 8.6 acres.
                                    At December 31, 1998, 1202 Industrial Place
                                    was 100% leased at an average annual lease
                                    rate of $2.58. Lease rates range from $2.25
                                    to $3.30 per square foot.

ITEM 3. LEGAL PROCEEDINGS.

     There are no material legal proceedings to which the General Partners or the Partnership is a party or to which any of the Partnership's properties are subject.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No matters were submitted to a vote of security holders during the fourth quarter of the year covered by this report through the solicitation of proxies or otherwise.

                                    PART II

ITEM 5. MARKET FOR THE PARTNERSHIP'S LIMITED PARTNERSHIP INTERESTS AND RELATED SECURITY HOLDER MATTERS.

     A public market for Interests does not exist and is not likely to develop. Consequently, a Limited Partner may not be able to liquidate its investment in the event of emergency or for any other reason, and Interests may not be readily accepted as collateral for a loan. Further, the transfer of Interests is subject to certain limitations. For a description of such limitations, see
Article XIII of the Agreement of Limited Partnership as contained in the Prospectus dated February 20, 1986 filed as a part of Amendment No. 1 to Registrant's Form S-11 Registration Statement (File No. 33-2394) attached hereto as Exhibit 99b.

     At December 31, 1998, there were 2,166 record holders, owning an aggregate of 314,687 interests.

     The Partnership made its initial Cash Distribution from Operations following the quarter ended November 30, 1986, the first complete quarter subsequent to the acceptance of subscriptions for the minimum number of Interests offered, and has continued to make distributions after each subsequent quarter. See "Item 6. Selected Financial Data" for the cash distributions per Limited Partnership Interest during the years ended December 31, 1994 through December 31, 1998. The Partnership intends to continue making Cash Distributions from Operations on a quarterly basis.

     The Partnership Agreement provides that under certain circumstances, the General Partners may, in their sole discretion and upon the request of a Limited Partner, repurchase the Interests held by such Limited Partner. Murray Realty Investors IX, Inc. is obligated to set aside 25% of its share of Cash Distributions from Operations and Crozier Partners IX, Ltd. is obligated to set aside 25% of its 5% share of Cash Distributions from Operations that is subordinated to the prior receipt by the Limited Partners of a non-cumulative 7% annual return from Cash Distributions from Operations for this purpose. Any such repurchase shall be subject to the availability of funds set aside and the other terms and conditions set forth in the Partnership Agreement. For information on such terms and conditions, see Section 10.17 of the Agreement of Limited Partnership as contained in Amendment No. 9 to the Agreement of Limited Partnership contained in the Proxy Statement dated October 11, 1989 attached hereto as Exhibit 99c. As of December 31, 1998, no funds were available for this purpose.

ITEM 6. SELECTED FINANCIAL DATA.

                                                         YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------
                                 1998             1997             1996             1995           1994
                             -----------      -----------      -----------      -----------     -----------
Income                       $ 3,124,604      $ 2,927,389      $ 2,947,806      $ 2,794,261     $ 2,743,911
Net Earnings                   1,290,459        1,108,782        1,160,228        1,121,097       1,064,413
Basic earnings per
  Limited Partnership
  Interest*                         3.97             3.40             3.56             3.44            3.26
Distributions per
  Limited Partnership
  Interest*                         6.00             5.94             6.00             6.00            5.63
Total Assets at
  Year End                   $18,748,341      $19,396,894      $20,161,224      $20,934,041     $21,767,471

* Based on Limited Partnership Interests outstanding at year-end and net earnings or distributions allocated to the Limited Partners.

     The above selected financial data should be read in conjunction with the financial statements and related notes appearing in Item 8 of this report.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Liquidity and Capital Resources

     As of December 31, 1998, the Partnership had cash, cash equivalents and certificates of deposit of $1,342,995, which included $1,312,805 invested in certificates of deposit and other money market instruments. Such amounts represent cash generated from operations and working capital reserves. The decrease in cash and cash equivalents from December 31, 1997 to December 31, 1998 is primarily due to the purchase of a new roof at Paddock Place and increases in tenant finish and leasing costs at each of the Partnership's properties.

     Rental income from leases is accrued using the straight line method over the related lease terms. At December 31, 1998 and December 31, 1997, there were $232,338 and $185,338, respectively, of accounts receivable related to such accruals. Accounts receivable also consist of tenant receivables, receivables for rents collected (but not yet remitted to the Partnership by the property management companies managing the properties), and interest receivable on short-term investments. The increase in accounts receivable of $74,713 (exclusive of bad debts and recoveries) from December 31, 1997 to December 31, 1998 is primarily due to increases in tenant receivables at Germantown and Paddock Place and increases in receivables related to the accruals described above at each of the Partnership's properties.

     Other assets consist primarily of deferred leasing costs. The increase in other assets of $289,013 is primarily due to an increase (exclusive of amortization) in leasing commissions paid at each of the Partnership's properties.

     During the year ended December 31, 1998, the Partnership made Cash Distributions from Operations totaling $1,926,654. Subsequent to December 31, 1998 the Partnership made a Cash Distribution from Operations of $481,664, which related to the three months ended December 31, 1998. The funds distributed were derived from the net cash flow generated from operations of the Partnership's properties and from interest earned, net of administrative expenses, on funds invested in short-term money market instruments and certificates of deposit.

     Future liquidity is currently expected to result from cash generated from the operations of the Partnership's properties (which could be affected negatively in the event of weakened occupancies and/or rental rates), interest earned on funds invested in short-term money market instruments and certificates of deposit, and ultimately through the sale of the Partnership's properties.

     Overall market conditions remained stable in the cities in which the Partnership owns property. This is evidenced by the fact that two of the properties maintained the same average occupancy in 1998 as 1997, and two of the properties experienced slight decreases in occupancy as compared to the previous year. Real estate activity typically parallels employment, job growth, and housing starts, and a strong national economy has spurred the construction of new retail development in these markets. However, in Memphis and Nashville, most of this new development has been in areas that are not in close proximity to Germantown and Paddock Place. This is due to restrictive zoning and the lack of available land in these sub-markets. The sub-market in which Tower Place is located has seen significant retail development; however, most of this development has been power centers and a regional mall, and therefore, does not typically compete for the same type retailer as Tower Place. Unfortunately, Tower Place did lose a major tenant when General Cinema closed its eight-screen movie theater in August, 1998. This tenant has continued to pay rent according to the terms of its lease. To date, Tower Place has not seen its occupancy or overall performance severely impacted by the loss of the theater. However, an unoccupied anchor space could result in less foot traffic in the shopping center, thereby impacting the sales of smaller tenants and, consequently, their ability to pay rent. It could also impact the ability to attract new retailers when space does become available for lease. Management is working diligently to lease this space so that the property's long-term performance is not adversely affected. The Dallas-Fort Worth industrial market remains healthy, although there are some signs of overbuilding. According to published reports, approximately 7 million square feet of industrial space was absorbed through the first half of 1998. This is less than the 8.4 million square feet of new space that came on the market during the first six months of the year. Around 11.5 million square feet of additional industrial space was under construction at the end of June 1998.

Results of Operations

     Rental income increased $202,308 (8%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997. Rental income decreased $25,682 (1%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996. The following information details the rental income generated, bad debt expense incurred, and average occupancy for the years ended December 31, 1998, December 31, 1997 and December 31, 1996.

                                                           FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                --------------------------------------------
                                                    1998            1997            1996
                                                ------------    ------------    ------------
Paddock Place Shopping Center
     Rental income                              $  1,194,824    $  1,166,486    $  1,180,740
     Bad debt expense (recovery)                      28,844          (7,200)         (4,549)
     Average occupancy                                    95%             94%             97%

Germantown Collection Shopping Center
     Rental income                              $  1,084,570    $  1,008,103    $  1,052,117
     Bad debt expense                                    -0-             686             -0-
     Average occupancy                                    94%             94%             99%

1202 Industrial Place
     Rental income                              $    613,424    $    515,921    $    483,335
     Bad debt expense                                    -0-             -0-             -0-
     Average occupancy                                   100%            100%            100%

     Rental income at Paddock Place Shopping Center in Nashville, Tennessee increased $28,338 (2%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997 with increases in base rent being offset by a decrease in percentage rent received from J. Alexander's Restaurant. Paddock Place had an increase in base rents due to higher rental rates and also had increases in percentage rent received from J. Alexander's Restaurant and tenant reimbursements for common area maintenance costs for the year ended December 31, 1997. However, the 1996 same period income included a one time $40,000 fee as consideration for the termination of the Waldenbooks lease. The increase in rent income components described above in the amount of $25,746 less the one time fee of $40,000 received in 1996 resulted in a net decrease of $14,254 (1%) for the period ended December 31, 1997 as compared to the same period in 1996.

     Paddock Place averaged 95% occupancy for the year ended December 31, 1998, a one percent increase over the previous year. A tenant who occupied 3,706 square feet reduced the size of its space to 1,870 square feet. The remaining 1,836 square feet was leased by an adjacent tenant who now leases a total of 7,060 square feet. A restaurant which occupied 2,160 square feet vacated its space prior to expiration of its lease. This tenant continued to pay rent and subsequently assigned its lease to another restaurant. During this transition, there was no loss of income to the Partnership. A tenant who occupied 1,354 square feet vacated its space prior to the expiration of its lease. This space was then leased to an existing tenant who now leases a total of 4,154 square feet.

One tenant who leases 2,332 square feet renewed its lease for five years and two tenants who lease a total of 4,486 square feet renewed their leases for three years. A tenant who leased 6,669 square feet vacated its space upon expiration of its lease. During the year, a new roof was installed on the entire shopping center. As of December 31, 1998, Paddock Place was 90% occupied.

     Rental income at Germantown Collection in Germantown (Memphis), Tennessee increased $76,467 (8%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997 due to higher rental rates and an increase in tenant reimbursements for real estate taxes, offset by decreases in tenant reimbursements for common area maintenance costs. Rental income at Germantown Collection decreased $44,014 (4%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996 due to a decrease in occupancy and a decrease in percentage rent received from Chili's Restaurant, offset by an increase in tenant reimbursements for common area maintenance costs.

     Occupancy at Germantown averaged 94% for the year ended December 31, 1998, unchanged from the previous year. Three new leases totaling 8,191 square feet were executed and all of these tenants took occupancy during the year. A tenant who leased 1,052 square feet moved to a larger space containing 2,668 square feet. The 1,052 square foot space was subsequently leased to an existing tenant who now leases a total of 2,552 square feet. Two tenants totaling 6,775 square feet renewed their leases for five years. Two tenants totaling 2,777 square feet assigned their leases to new tenants with no loss of income to the Partnership. As of December 31, 1998, Germantown was 100% occupied.

     Rental income at 1202 Industrial Place in Grand Prairie (Dallas), Texas increased $97,503 (19%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997 primarily due to higher rental rates on a lease extension with Pierce Leahy, the warehouse's primary tenant, and an increase in tenant reimbursements for common area maintenance costs and real estate taxes. Rental income at 1202 Industrial Place increased $32,586 (7%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996 primarily due to higher rental rates and an increase in tenant reimbursements for common area maintenance costs and real estate taxes.

     1202 Industrial Place averaged 100% occupancy for the year ended December 31, 1998, unchanged from the previous year. In August, Care Management Inc., a tenant who leases 54,000 square feet, ceased operations at the building. Their lease expires November 30, 2000. Care Management has continued to pay rent according to the terms of its lease, and subsequent to moving out, has subleased the space on a short-term basis until July 31, 1999. Pierce Leahy Corporation, who leases 118,800 square feet, signed a lease to take the 54,000 square foot space effective December 1, 2000. This lease will give Pierce Leahy 100% occupancy of the building. The new lease, as well as their existing lease which was extended, will expire on October 31, 2014. As of December 31, 1998, 1202 Industrial Place was 100% occupied.

     "Equity in earnings of joint venture" represents the Partnership's 15% interest in the earnings of Tower Place Joint Venture. Rental income at Tower Place Festival Shopping Center in Pineville (Charlotte), N.C. increased $14,414 (1%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997, with increases in rental rates offset by decreases in tenant reimbursements for common area maintenance costs, reimbursements for common advertising costs and a decrease in percentage rent received. Rental income at Tower Place increased $36,633 (2%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996 primarily due to an increase in occupancy, an increase in rental rates and an increase in tenant reimbursements for common area maintenance costs, offset by a decrease in percentage rent received. Tower Place's total operating expenses decreased with higher repair and maintenance costs offset by lower leasing and promotion costs. During 1998, the tenants at Tower Place stopped paying into a marketing fund for common advertising costs. This resulted in lower income from reimbursements for advertising costs and a corresponding decrease in advertising expenses. The following information details the rental income generated, bad debt expense incurred, and average occupancy for the years ended December 31, 1998, 1997, and 1996:


                                                           For the years ended
                                                                December 31,
                                                --------------------------------------------
                                                    1998            1997            1996
                                                ------------    ------------    ------------
Tower Place Shopping Center
     Rental income                              $  1,787,124    $  1,772,710    $  1,736,077
     Bad debt expense (recovery)                         448           2,997          (4,305)
     Average occupancy                                    96%             98%             97%

     The Partnership's share of income from the joint venture increased $4,904 (4%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997 for the reasons stated above. The Partnership's share of income from the joint venture increased $3,334 (3%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996 for the reasons stated above.

     Tower Place averaged 96% occupancy for the year ended December 31, 1998, a two percent decrease from the previous year. A new lease for 1,604 square feet was executed in January and the tenant took occupancy in February. One tenant who occupied 1,050 square feet vacated its space prior to the expiration of its lease. This space was subsequently leased to an existing tenant who now leases a total of 3,750 square feet. Two other tenants who occupied a total of 3,570 square feet vacated their spaces prior to lease expiration. Both of these spaces have been leased to new tenants who will take occupancy during the first quarter of 1999. Two tenants who occupied a total of 2,650 square feet vacated their spaces upon the expiration of their leases. One of these spaces, containing 1,050 square feet, was leased to a new tenant who took occupancy in September. One tenant who occupies 3,500 square feet renewed its lease for five years and two tenants who occupy a total of 5,322 square feet renewed their leases for three years. A tenant who occupies 1,400 square feet renewed its lease for two years and a tenant who occupies 1,120 square feet renewed its lease for one year. General Cinema, whose eight-screen theater occupies 31,837 square feet, ceased operations in August. They have continued to pay rent according to the terms of their lease, which expires September 30, 2006. Management is aggressively seeking a replacement tenant for this space. As of December 31, 1998, Tower Place was 98% leased.

     Depreciation is provided over the estimated useful lives of the respective assets using the straight line method. The estimated useful lives of the buildings and improvements range from three to twenty-five years.

     Property operating expenses consist primarily of utility costs, repair and maintenance costs, leasing and promotion costs, real estate taxes, insurance and property management fees. Total property operating expenses increased $25,788 (3%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997. The increase is due to higher repair and maintenance costs, property management fees, real estate taxes and amortization of leasing costs, offset by lower utility costs and leasing and promotion expenses. Property operating expenses at Germantown increased $5,933 (2%), with increases in repair and maintenance costs and property management fees offset by decreases in leasing and promotion costs and real estate taxes. Property operating expenses at Paddock Place decreased slightly ($1,098), with increases in real estate taxes and amortization of leasing costs being more than offset by decreases in repair and maintenance costs and utility costs. Property operating expenses at 1202 Industrial Place increased $20,953 (11%) due to increases in real estate taxes, property management fees and amortization of leasing costs.

     Property operating expenses increased $16,362 (2%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996. The increase is due to higher real estate taxes and leasing and promotion costs. Property operating expenses at Germantown decreased $5,949 (2%), with decreases in parking lot repairs and maintenance and landscaping costs being offset by increases in leasing and promotion costs and utility costs. Property operating expenses at Paddock Place increased $4,322 (2%), with increases in real estate taxes and parking lot repair and maintenance costs being offset by decreases in utilities and snow removal costs. Property operating expenses at 1202 Industrial Place increased $17,989 (11%) primarily due to increases in parking lot repair and maintenance costs and real estate taxes offset by decreases in insurance costs and general building repair and maintenance costs.

     General and administrative expenses incurred are related to legal and accounting expenses, rent, investor services costs, salaries and benefits and various other costs required for the administration of the Partnership. General and administrative expenses decreased $36,100 (10%) for the year ended December 31, 1998 as compared to the year ended December 31, 1997 primarily due to decreases in accounting and legal costs, investor services costs and telephone expenses, offset by increases in salaries and benefits.

     General and administrative expenses increased $26,364 (8%) for the year ended December 31, 1997 as compared to the year ended December 31, 1996 primarily due to increases in telephone, salaries and benefits, seminars and education costs, travel costs and legal and accounting fees.

     Bad debt expense was $28,844 for the year ended December 31, 1998. This expense occurred primarily because one tenant at Paddock Place declared bankruptcy and vacated the premises during the year.

     The effect of inflation on results of operations for the years ended December 31, 1998, 1997, and 1996 was not significant.

     The Partnership recognizes that the arrival of the Year 2000 poses a unique challenge to the ability of an entity's information technology system and non-information technology systems to recognize the date change from December 31, 1999 to January 1, 2000. The Partnership is continuing to assess and has made certain changes to provide for continued functionality of its systems. An assessment of the readiness of the Partnership's external entities, such as vendors, customers, payment systems and others is still ongoing. Due to the nature and extent of the Partnership's operations that are affected by Year 2000 issues, the Partnership does not believe that Year 2000 issues will have a material adverse effect on the business operation or the financial performance of the Partnership. There can be no assurance, however, that Year 2000 issues will not adversely affect the Partnership or its business. The Partnership believes that the cost to make appropriate changes of its internal and external systems will not be significant and that such costs will be funded completely through operations.

     Words or phrases when used in the Form 10-K or other filings with the Securities and Exchange Commission, such as "does not believe" and "believes" or similar expressions, are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.

     The Partnership's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued property taxes payable, and security deposits. The carrying amount of these instruments approximate fair value due to the short-term nature of these instruments. Therefore, the Partnership believes it is relatively unaffected by interest rate changes or other market risks.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

     The following financial statements are filed as part of this report:

                                                                                     Page
                                                                                   Number
                                                                                   ------

Independent Auditors' Report                                                           11

Balance Sheets -- December 31, 1998 and 1997                                           12

Statements of Earnings -- Years ended December 31, 1998, 1997, and 1996                13

Statements of Changes in Partners' Equity -- Years ended
     December 31, 1998, 1997, and 1996                                                 14

Statements of Cash Flows -- Years ended December 31, 1998, 1997, and 1996              15

Notes to Financial Statements                                                       16-20

                          INDEPENDENT AUDITORS' REPORT



The Partners
Murray Income Properties II, Ltd.:

We have audited the accompanying balance sheets of Murray Income Properties II, Ltd. (a limited partnership) as of December 31, 1998 and 1997, and the related statements of earnings, changes in partners' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Murray Income Properties II, Ltd. as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                                                       KPMG LLP


Dallas, Texas
February 26, 1999

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997


                                                         1998            1997
                                                     ------------    ------------
ASSETS

Investment properties, at cost (note 3):
     Land                                            $  5,789,291    $  5,789,291
     Buildings and improvements                        17,813,151      17,495,190
                                                     ------------    ------------
                                                       23,602,442      23,284,481
     Less accumulated depreciation                      8,431,219       7,716,316
                                                     ------------    ------------
       Net investment properties                       15,171,223      15,568,165
Investment in joint venture,
     at equity (note 4)                                 1,321,510       1,391,212
Cash and cash equivalents                                 745,995         890,256
Certificates of deposit                                   597,000         896,000
Accounts receivable, net of allowances of
     $-0- and $1,447 in 1998 and 1997,
     respectively (note 1)                                453,670         407,801
Other assets, at cost, net of accumulated
     amortization of $554,007 and $480,477 in
     1998 and 1997, respectively                          458,943         243,460
                                                     ------------    ------------
                                                     $ 18,748,341    $ 19,396,894
                                                     ============    ============

LIABILITIES AND PARTNERS' EQUITY

Accounts payable                                     $     19,293    $      6,401
Accrued property taxes                                    297,194         291,570
Security deposits and other liabilities                    72,906         108,423
Deferred income (note 3)                                   35,470          30,827
                                                     ------------    ------------
              Total liabilities                           424,863         437,221
                                                     ------------    ------------
Partners' equity:
     General Partners:
       Capital contributions                                1,000           1,000
       Cumulative net earnings                            645,335         603,815
       Cumulative cash distributions                     (645,713)       (607,180)
                                                     ------------    ------------
                                                              622          (2,365)
                                                     ------------    ------------
Limited Partners (314,687 Interests):
     Capital contributions, net of offering costs      27,029,395      27,029,395
     Cumulative net earnings                           13,143,140      11,894,201
     Cumulative cash distributions                    (21,849,679)    (19,961,558)
                                                     ------------    ------------
                                                       18,322,856      18,962,038
                                                     ------------    ------------
              Total partners' equity                   18,323,478      18,959,673
                                                     ------------    ------------
                                                     $ 18,748,341    $ 19,396,894
                                                     ============    ============

See accompanying notes to consolidated financial statements.

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                             STATEMENTS OF EARNINGS

                                                                 Years Ended
                                                                 December 31,
                                                --------------------------------------------
                                                    1998            1997            1996
                                                ------------    ------------    ------------
INCOME:
     Rental (note 3)                            $  2,892,818    $  2,690,510    $  2,716,192
     Interest                                         91,488         101,485          99,554
     Equity in earnings of joint
       venture (note 4)                              140,298         135,394         132,060
                                                ------------    ------------    ------------
                                                   3,124,604       2,927,389       2,947,806
                                                ------------    ------------    ------------
EXPENSES:
     Depreciation                                    714,903         724,411         734,143
     Property operating (note 5)                     778,727         752,939         736,577
     General and administrative                      311,671         347,771         321,407
     Bad debts (recoveries), net                      28,844          (6,514)         (4,549)
                                                ------------    ------------    ------------
                                                   1,834,145       1,818,607       1,787,578
                                                ------------    ------------    ------------
       Net earnings                             $  1,290,459    $  1,108,782    $  1,160,228
                                                ============    ============    ============
Basic earnings per limited partnership
     interest                                   $       3.97    $       3.40    $       3.56
                                                ============    ============    ============


See accompanying notes to consolidated financial statements.

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' EQUITY
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                  General         Limited
                                                  Partners        Partners         Total
                                                ------------    ------------    ------------
YEAR ENDED DECEMBER 31, 1996:

     Balance at December 31, 1995               $     (3,134)   $ 20,527,015    $ 20,523,881
     Net earnings                                     39,334       1,120,894       1,160,228
     Cash distributions ($6.00 per limited
       partnership interest)                         (38,533)     (1,888,103)     (1,926,636)
                                                ------------    ------------    ------------
     Balance at December 31, 1996               $     (2,333)   $ 19,759,806    $ 19,757,473
                                                ------------    ------------    ------------

YEAR ENDED DECEMBER 31, 1997:

     Net earnings                                     38,100       1,070,682       1,108,782
     Cash distributions ($5.94 per limited
       partnership interest)                         (38,132)     (1,868,450)     (1,906,582)
                                                ------------    ------------    ------------
     Balance at December 31, 1997               $     (2,365)   $ 18,962,038    $ 18,959,673
                                                ------------    ------------    ------------

YEAR ENDED DECEMBER 31, 1998:

     Net earnings                                     41,520       1,248,939       1,290,459
     Cash distributions ($6.00 per limited
       partnership interest)                         (38,533)     (1,888,121)     (1,926,654)
                                                ------------    ------------    ------------
     Balance at December 31, 1998               $        622    $ 18,322,856    $ 18,323,478
                                                ============    ============    ============

See accompanying notes to consolidated financial statements.

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS


                                                                               Years ended
                                                                               December 31,
                                                               --------------------------------------------
                                                                   1998            1997            1996
                                                               ------------    ------------    ------------
Cash flows from operating activities:
   Net earnings                                                $  1,290,459    $  1,108,782    $  1,160,228
   Adjustments to reconcile net earnings to net
     cash provided by operating activities:
       Bad debts (recoveries), net                                   28,844          (6,514)         (4,549)
       Depreciation                                                 714,903         724,411         734,143
       Equity in earnings of joint venture                         (140,298)       (135,394)       (132,060)
       Amortization of other assets                                  73,530          66,877          66,893
       Amortization of deferred income                               (6,498)         (6,498)         (6,498)
       Change in assets and liabilities:
         Accounts and notes receivable                              (74,713)        (22,371)         64,790
         Other assets                                              (289,013)        (74,868)        (83,571)
         Accounts payable                                            12,892             865          (3,272)
         Accrued property taxes, security deposits
           and other liabilities and deferred income                (18,752)         39,103           3,361
                                                               ------------    ------------    ------------
              Net cash provided by operating activities           1,591,354       1,694,393       1,799,465
                                                               ------------    ------------    ------------

Cash flows from investing activities:
   Additions to investment properties                              (317,961)        (31,585)        (70,895)
   Purchases of certificates of deposit                            (498,000)       (996,000)       (895,000)
   Proceeds from redemptions of certificates of deposit             797,000         995,000         895,000
   Distributions from joint venture                                 210,000         212,700         198,750
                                                               ------------    ------------    ------------
              Net cash provided by investing activities             191,039         180,115         127,855
                                                               ------------    ------------    ------------

Cash flows from financing activities - cash distributions        (1,926,654)     (1,906,582)     (1,926,636)
                                                               ------------    ------------    ------------

Net increase  (decrease) in cash and cash equivalents              (144,261)        (32,074)            684
Cash and cash equivalents at beginning of year                      890,256         922,330         921,646
                                                               ------------    ------------    ------------
Cash and cash equivalents at end of year                       $    745,995    $    890,256    $    922,330
                                                               ============    ============    ============


See accompanying notes to consolidated financial statements.

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS

                      THREE YEARS ENDED DECEMBER 31, 1998


1.  ORGANIZATION AND BASIS OF ACCOUNTING

    The Partnership was formed December 23, 1985 by filing a Certificate and Agreement of Limited Partnership with the Secretary of State of the State of Texas. The Partnership Agreement authorized the issuance of up to 500,000 limited partnership interests at a price of $100 each, of which 314,687 limited partnership interests were issued. Proceeds from the sale of limited partnership interests, net of related selling commissions, dealer-manager fees and other offering costs, are recorded as contributed capital.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Rental income is recognized as earned under the leases. Accordingly, the Partnership accrues rental income for the full period of occupancy using the straight line method over the related terms. At December 31, 1998 and 1997, there were $232,338 and $185,338, respectively, of accounts receivable related to such accruals.

    Other assets consist primarily of deferred leasing costs which are amortized using the straight line method over the lives of the related leases.

    Depreciation is provided over the estimated useful lives of the respective assets using the straight line method. The estimated useful lives of the buildings and improvements range from three to twenty-five years.

    The Partnership periodically reevaluates the propriety of the carrying amounts of investment properties to determine whether current events and circumstances warrant an adjustment to such carrying amounts. Such evaluations are performed utilizing annual appraisals performed by independent appraisers as well as internally developed estimates of expected undiscounted future cash flows. In the event the carrying value of an individual property exceeds expected future undiscounted cash flows, the property is written down to the most recently appraised value. Since inception of the Partnership, none of the Partnership's properties have required write downs.

    No provision for income taxes has been made as the liabilities for such taxes are those of the individual Partners rather than the Partnership. The Partnership files its tax return on the accrual basis used for Federal income tax purposes.

    Basic earnings and cash distributions per limited partnership interest are based upon the limited partnership interests outstanding at year-end and the net earnings and cash distributions allocated to the Limited Partners in accordance with the Partnership Agreement, as amended.


                                                                      Continued

                        MURRAY INCOME PROPERTIES II LTD.
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS


    Certificates of deposit are held at commercial banks and are stated at cost, which approximates market. For purposes of reporting cash flows, the Partnership considers all certificates of deposit and highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

    The following information relates to estimated fair values of the Partnership's financial instruments as of December 31, 1998 and 1997. For cash and cash equivalents, certificates of deposit, accounts receivable, accounts payable, accrued property taxes payable, and security deposits, the carrying amounts approximate fair value because of the short maturity of these instruments.

2.  PARTNERSHIP AGREEMENT

    Pursuant to the terms of the Partnership Agreement, net profits or losses of the Partnership and cash distributions are generally allocated 98% to the Limited Partners and 2% to the General Partners, except that all depreciation shall be allocated to those Limited Partners subject to Federal income taxes. Cash Distributions from the sale or refinancing of a property are allocated as follows:

    (a) First, all Cash Distributions from Sales or Refinancings shall be allocated 99% to the Limited Partners and 1% to the Non-corporate General Partner until the Limited Partners have been returned their Original Invested Capital from Cash Distributions from Sales or Refinancings, plus their Preferred Return from Cash Distributions from Operations or Cash Distributions from Sales or Refinancings.

    (b) Next, all Cash Distributions from Sales or Refinancings shall be allocated 99% to the General Partners and 1% to the Non-corporate General Partner in an amount equal to any unpaid Cash Distributions from Operations subordinated to the Limited Partners' 7% non-cumulative annual return. Such 99% shall be allocated 62 1/2% to the Non-corporate General Partner and 37 1/2% to the Corporate General Partner

    (c) Next, all Cash Distributions from Sales or Refinancings shall be allocated 1% to the Non-corporate General Partner and 99% to the Limited Partners and the General Partners. Such 99% will be allocated 85% to the Limited Partners and 15% to the General Partners. Such 15% shall be allocated 62 1/2% to the Non-corporate General Partner and 37 1/2% to the Corporate General Partner.


                                                                      Continued

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS


3.  INVESTMENT PROPERTIES

    The Partnership owns and operates Paddock Place Shopping Center in Nashville, Tennessee, Germantown Collection Shopping Center located in Germantown (Memphis), Tennessee and 1202 Industrial Place (an office/warehouse facility) located in Grand Prairie, Texas.

    During 1998, the Partnership adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and related information", which established standards for the way that public business enterprises report information about operating segments in audited financial statements, as well as related disclosures about products and services, geographic areas, and major customers. The Partnership defines each of its shopping centers and its warehouse as operating segments; however, management has determined that all of its properties have similar economic characteristics and also meet the other criteria which permit the properties to be aggregated into one reportable segment. Management of the Partnership makes decisions about resource allocation and performance assessment based on the same financial information presented throughout these financial statements.

    The Partnership had no outstanding receivable balances at December 31, 1998 or 1997, which, individually, exceeded 5% of the Partnership's total assets.

    Rental income from a major customer was approximately $282,000 during year ended December 31, 1998 and approximately $257,000 for each of the years 1997 and 1996, respectively.

    Operating leases with tenants range in terms from thirty-three months to fifteen years. Fixed minimum future rentals under existing leases at December 31, 1998 are as follows:

        Year ending December 31:

                1999                     $  2,195,595
                2000                        2,042,875
                2001                        1,715,074
                2002                        1,353,635
                2003                          839,705
                Thereafter                  6,285,554
                                         ------------
                                         $ 14,432,438
                                         ============

    Rental income includes $563,986, $543,118, and $507,503 in 1998, 1997, and
1996, respectively, related to reimbursements from tenants for common area maintenance costs, real estate taxes and insurance costs.

    During 1990, the Partnership reached a settlement with a tenant which provided for the receipt of $245,000 in settlement of all past due rent and a modification of future rental obligations. In connection with this settlement, $19,495 and $25,993 at December 31, 1998 and 1997, respectively, is classified as deferred income and recognized on a straight line basis over the remaining term of this lease.


                                                                      Continued

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS


4.  INVESTMENT IN JOINT VENTURE

    The Partnership owns a 15% interest in Tower Place Joint Venture, a joint venture that owns and operates Tower Place Festival Shopping Center located in Pineville (Charlotte), North Carolina. The Partnership accounts for the joint venture using the equity method. The remaining 85% interest in the joint venture is owned by Murray Income Properties I, Ltd. ("MIP I"), an affiliated real estate limited partnership. The Tower Place Joint Venture Agreement provides that the Partnership will share profits, losses, and cash distributions according to the Partnership's 15% ownership interest in the joint venture.

    Summarized financial information for the joint venture is as follows:

                                                              December 31,
                                                     ----------------------------
                                                         1998            1997
                                                     ------------    ------------
Total assets, principally investment property        $  8,995,551    $  9,473,766
                                                     ============    ============

Total liabilities                                         185,484         199,023
Venturers' capital                                      8,810,067       9,274,743
                                                     ------------    ------------
                                                     $  8,995,551    $  9,473,766
                                                     ============    ============

                                                                Years ended
                                                                December 31,
                                                --------------------------------------------
                                                    1998            1997            1996
                                                ------------    ------------    ------------
Income                                          $  1,810,269    $  1,797,162    $  1,761,565
Expenses                                             874,946         894,538         881,164
                                                ------------    ------------    ------------
    Net earnings                                $    935,323    $    902,624    $    880,401
                                                ============    ============    ============

5.  TRANSACTIONS WITH AFFILIATES

    Murray Realty Investors IX, Inc. ("MRI IX"), the Corporate General Partner, entered into a property management agreement with the Partnership for the management of 1202 Industrial Place, effective January 1, 1996. Pursuant to this agreement, MRI IX earned property management fees in the amount of $17,832 and $15,495 during the years ended December 31, 1998 and 1997. MRI IX entered into a property marketing agreement with the Partnership for the leasing of 1202 Industrial Place, effective August 4, 1998. Pursuant to this agreement, MRI IX earned leasing commissions in the amount of $197,865 during the year ended December 31, 1998.


                                                                      Continued

                       MURRAY INCOME PROPERTIES II, LTD.
                            (A LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS


6. RECONCILIATION OF FINANCIAL STATEMENT NET EARNINGS AND PARTNERS' EQUITY TO FEDERAL INCOME TAX BASIS NET EARNINGS AND PARTNERS' EQUITY

    Reconciliation of financial statement net earnings to Federal income tax basis net earnings is as follows:

                                                                          Years Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                              1998            1997           1996
                                                          ------------    ------------   ------------
Net earnings - financial statement basis                  $  1,290,459    $  1,108,782   $  1,160,228
                                                          ------------    ------------   ------------
   Financial statement basis depreciation/amortization
     over tax basis depreciation/amortization                   94,799         111,112        123,618
   Financial statement basis joint venture earnings
     under tax basis joint venture earnings                      4,798           6,560          2,906
   Tax basis rental income over (under)
     financial statement basis rental income                   (41,302)         23,404         23,274
                                                          ------------    ------------   ------------
   Sub-total                                                    58,295         141,076        149,798
                                                          ------------    ------------   ------------
   Net earnings - Federal income tax basis                $  1,348,754    $  1,249,858   $  1,310,026
                                                          ============    ============   ============

    Reconciliation of financial statement partners' equity to Federal income tax basis partners' equity is as follows:

                                                                          Years Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                              1998            1997           1996
                                                          ------------    ------------   ------------
Total partners' equity - financial statement basis        $ 18,323,478   $ 18,959,673   $ 19,757,473
Current year tax basis net earnings over
  financial statement basis net earnings                        58,295        141,076        149,798
Cumulative prior years tax basis net earnings
  over financial statement basis net earnings                1,316,977      1,175,901      1,026,103
                                                          ------------   ------------   ------------
Total partners' equity - Federal income tax basis         $ 19,698,750   $ 20,276,650   $ 20,933,374
                                                          ============   ============   ============

    Because many types of transactions are susceptible to varying interpretations under Federal and state income tax laws and regulations, the amounts reported above may be subject to change at a later date upon final determination by the taxing authorities.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

    Not applicable.

                                    PART III


ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP.

    Murray Realty Investors IX, Inc., a Texas corporation, and Crozier Partners IX, Ltd., a Texas limited partnership, are the General Partners of the Partnership. The Limited Partners voting a majority of the interests may, without the consent of the General Partners, remove a General Partner and elect a successor General Partner.

    The Partnership Agreement provides that the Partnership will have an Investment Committee consisting initially of three members, appointed by Murray Realty Investors IX, Inc. (the "Corporate General Partner"). A person appointed to the Investment Committee may be removed by the Corporate General Partner, but the Corporate General Partner must name a replacement. The acquisition, sale, financing or refinancing of a Partnership property must be approved by a majority of the members of the Investment Committee. The members of the Investment Committee currently are Messrs. Jack E. Crozier, Mitchell L. Armstrong and W. Brent Buck. Murray Realty Investors IX, Inc. is owned 60% by Mr. Armstrong and 40% by Mr. Buck. The following is a brief description of Jack
E. Crozier, a general partner of Crozier Partners IX, Ltd. a General Partner, and the directors and executive officers of the Corporate General Partner:

Crozier Partners IX, Ltd., General Partner

    Jack E. Crozier, 70, General Partner. From 1954 through July 1990, Mr. Crozier was affiliated with Murray Financial Corporation and various of its affiliates. From 1977 through 1988, he was President of Murray Financial Corporation, and from 1982 until June 1989, he also served as President of Murray Savings Association, a principal affiliate of Murray Financial Corporation. He served as President or Director of various other subsidiaries of Murray Financial Corporation which were engaged in real estate finance, development and management. He also served as the general partner in a number of publicly registered limited partnerships, and a number of non-registered limited partnerships, all of which had real estate as their principal assets. He is a consultant to several companies.

Murray Realty Investors IX, Inc., Corporate General Partner

    The directors and executive officers of Murray Realty Investors IX, Inc.
are:

    Mitchell L. Armstrong, 48, President and Director. Mr. Armstrong became President of Murray Realty Investors IX, Inc. on November 15, 1989. From September 1984 to that date, he was Senior Vice President Product Development of Murray Realty Investors, Inc. and Murray Property Investors, and Vice President - Tax for Murray Properties Company. From November 1988 to November 15, 1989, he also served as Secretary to these companies. From August 1983 to September 1984, he was Executive Vice President of Dover Realty Investors. From September 1980 to August 1983, he was with Murray Properties Company, in charge of tax planning and reporting. From July 1972 to August 1980, he was with the international accounting firm of Deloitte Haskins and Sells (now Deloitte & Touche). Mr. Armstrong is a Certified Public Accountant and a Certified Financial Planner and holds a Bachelor of Business Administration degree with high honors in Accounting from Texas Tech University. He is a member of the American Institute of Certified Public Accountants and a member of the Institute of Certified Financial Planners.

    W. Brent Buck, 43, Executive Vice President and Director. Mr. Buck became Executive Vice President of Murray Realty Investors VIII, Inc., on November 15, 1989. From September 1981 to November 15, 1989, Mr. Buck served in various capacities for Murray Properties Company and certain subsidiaries. His primary responsibilities included property acquisitions and asset management. He was responsible for initially identifying and negotiating the purchase of all properties in the Partnership, except for Mountain View Plaza Shopping Center. Since their acquisition to the present time, he has continued to oversee the management of all properties of the Partnership. Mr. Buck holds a Master of Business Administration degree in Finance and a Bachelor of Public Administration degree in Urban Administration from the University of Mississippi. He also holds a Texas real estate salesman license and a Mississippi broker's license.

ITEM 11.  EXECUTIVE COMPENSATION.

    Pursuant to an amendment to the Partnership Agreement effective November 15, 1989, Murray Income Properties II, Ltd. is reimbursed by Murray Income Properties I, Ltd. for forty-seven percent (47%) of executive compensation incurred in the management of the two partnerships. Murray Income Properties I, Ltd. is a real estate limited partnership, the general partners of which are affiliates of the General Partners. The following table presents Murray Income Properties II, Ltd.'s share of executive compensation.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                           --------------------------------------
                                                                     All Other
Name and Principal Position                Year    Salary        Compensation (1)
---------------------------                ----   --------       ----------------

Mitchell L. Armstrong,                     1998   $ 66,621            $ 2,848
     President*                            1997     65,507              2,815
                                           1996     63,414                499

W. Brent Buck,                             1998     49,611              1,733
     Executive Vice President*             1997     48,782              1,695
                                           1996     47,224                221

*   Offices held in Murray Realty Investors IX, Inc., the Corporate General
    Partner.

(1) The Partnership provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees. The amounts shown in this column include the following:

    (a) Matching contributions by the Partnership under its SIMPLE-IRA plan which equaled 3% of each employee's covered compensation (salary and term insurance value). During 1998 the Partnership's matching contributions were $2,024 for Mr. Armstrong and $1,499 for Mr. Buck.

    (b) Full premium cost of term insurance that will benefit the executive.

    The Partnership and Murray Income Properties I, Ltd. entered into severance agreements with Mr. Armstrong and Mr. Buck effective September 16, 1996. Pursuant to these agreements, upon the occurrence of specified events, the Partnership will be obligated for fifty-three (53%) of any benefits paid pursuant to the agreements to either Mr. Armstrong or Mr. Buck. The agreement with Mr. Armstrong provides for a benefit amount equal to the value of the aggregate of one month of his highest monthly salary paid at any time during the twelve months prior to his termination multiplied by fifteen (15), plus the current monthly cost of such health, disability and life benefits (including spousal or similar coverage and coverage for children) which he was receiving or entitled to receive immediately prior to termination multiplied by eighteen
(18). The agreement with Mr. Buck provides for a benefit amount equal to the value of the aggregate of one month of his highest monthly salary paid at any time during the twelve months prior to his termination multiplied by twelve
(12), plus the current monthly cost of such health, disability and life benefits (including spousal or similar coverage and coverage for children) which he was receiving or entitled to receive immediately prior to termination multiplied by fourteen
(14).

    The Partnership has not paid and does not propose to pay any bonuses or deferred compensation, compensation pursuant to retirement or other plans, or other compensation to the officers, directors or partners of the General Partners other than described in the above table or the above paragraph. In addition, there are no restricted stock awards, options or stock appreciation rights, or any other long term incentive payouts.

    During the operational and liquidation stages of this Partnership, the General Partners and their affiliates receive various fees and distributions. For information on these types of remuneration, reference is made to the section entitled "Management Compensation" as contained in the Prospectus dated February 20, 1986 filed as a part of Amendment No. 1 to Registrant's Form S-11 Registration Statement (File No. 33-2394) attached hereto as Exhibit 99d. See "Item 13. Certain Relationships and Related Transactions" for information on the fees and other compensation or reimbursements paid to the General Partners or their Affiliates during the year ended December 31, 1998.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    No person (including any "group" as that term is used in Section 13 (d)(3) of the Securities Exchange Act of 1934) is known to the Partnership to be the beneficial owner of more than five percent of the outstanding voting Interests as of December 31, 1998.

    The following table presents certain information regarding the number of Interests owned, directly or indirectly, by (i) a general partner of a General Partner and executive officers and directors of a General Partner and (ii) a general partner of a General Partner and executive officers and directors of a General Partner as a group as of December 31, 1998:

                                                               Amount and Nature
                                                                  Of Beneficial         Percent
        Title of Class             Beneficial Owner           Beneficial Ownership      of Class
------------------------------     -----------------------    --------------------      --------

Limited Partnership Interests,     Mitchell L. Armstrong              377  (1)            .12%
$100 per Interest                  W. Brent Buck                      251  (2)            .08%
                                   Jack E. Crozier                    736  (3)            .23%

Limited Partnership Interest,      All General Partners
$100 per Interest                  as a group                       1,057                 .34%

(1) The total of 377 Interests listed above includes 126 Interests owned beneficially and of record by First Trust Corporation, Trustee for the benefit of Mitchell L. Armstrong IRA; 195 Interests owned by Murray Realty Investors IX, Inc., a corporation in which Mr. Armstrong is an officer, director, and substantial owner; and 56 Interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Armstrong is a limited partner.

(2) The total of 251 Interests listed above includes 195 Interests owned by Murray Realty Investors IX, Inc., a corporation in which Mr. Buck is an officer, director and substantial owner; and 56 Interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Buck is a limited partner.

(3) The total of 736 Interests listed above included 272 Interests owned by Crozier Partners IX, Ltd., a partnership in which Mr. Crozier is a general partner and 464 Interests owned by Mrs. Irma Crozier as her separate property.

    No arrangements are known to the Partnership which may result in a change of control of the Partnership.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    During the year ended December 31, 1998 the Partnership was reimbursed by Murray Income Properties I, Ltd. ("MIP I") for forty-seven percent (47%) of the costs associated with the management of the Partnership and MIP I. MIP I is a publicly-registered real estate limited partnership, the general partners of which are affiliates of the General Partners. The reimbursement has been accounted for as a reduction of general and administrative expenses. Murray Realty Investors IX, Inc. ("MRI IX"), the Corporate General Partner, entered into a property management agreement with the Partnership for the management of 1202 Industrial Place, effective January 1, 1996. Pursuant to this agreement, MRI IX earned property management fees in the amount of $17,832 and $15,495 during the years ended December 31, 1998 and 1997. MRI IX entered into a property marketing agreement with the Partnership for the leasing of 1202 Industrial Place, effective August 4, 1998. Pursuant to this agreement, MRI IX earned leasing commissions in the amount of $197,865 during the year ended December 31, 1998.

                                    PART IV


ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

 (a) 1. Financial Statements - See Index to Financial Statements in Item 8 of this Form 10-K

      2. Financial Statement Schedules with Independent Auditors' Report
         Thereon:

         (i) Valuation and Qualifying Accounts (Schedule II) - Years ended December 31, 1998, 1997, and 1996.

         (ii) Real Estate and Accumulated Depreciation (Schedule III) - December 31, 1998

         All other schedules have been omitted because they are not required or the required information is shown in the financial statements or notes thereto.

 (b)  Reports on Form 8-K filed during the last quarter of the year:

         None

 (c)  Exhibits:

       3a Agreement of Limited Partnership of Murray Income Properties II, Ltd.. Reference is made to Exhibit A of the Prospectus dated February 20, 1986 contained in Amendment No. 1 to Partnership's Form S-11 Registration Statements filed with the Securities and Exchange Commission on February 13, 1986. (File No. 33-2294).

       3b Amended and Restated Certificate and Agreement of Limited Partnership dated as of November 15, 1989. Reference is made to
            Exhibit 3b to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989.
            (File No. 0-17183)

       3c Amended and Restated Certificate and Agreement of Limited Partnership dated as of January 10, 1990. Reference is made to
            Exhibit 3c to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989.
            (File No. 0-17183)

      10a Form of Joint Venture Agreement between the Partnership and Murray Income Properties II, Ltd. Reference is made to Exhibit 10h to Post-Effective Amendment No. l to Partnership's Form S-11 Registration Statements, filed with the Securities and Exchange Commission on July 29, 1989. (File No. 33-2394)

      10b Lease Agreement with General Cinema to lease certain premises as described within the Lease Agreement dated July 23, 1985 at Tower Place Festival Shopping Center. Reference is made to Exhibit 10q to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989. (File No. 0-17183)

      10c Lease Agreement with Rafferty's Inc. to lease certain premises as described within the Lease Agreement dated August 12, 1985 at Paddock Place Shopping Center. Reference is made to Exhibit 10r to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989. (File No. 0-17183)

      10d Lease Agreement with Chili's Inc. to lease certain premises as described within the Lease Agreement dated May 19, 1988 at Germantown Collection Shopping Center.

            Reference is made to Exhibit 10t to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989. (File No. 0-17183)

      10e Settlement and Release Agreement with Rafferty's Inc. and Mid-South Management Group, Inc., dated December 1, 1990. Reference is made to Exhibit 10u to the 1990 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1991.
            (File No. 0-17183)

      10f Management Agreement with Murray Realty Investors IX, Inc. for management and operation services described in the Management Agreement dated January 1, 1996 at 1202 Industrial Place. Reference is made to Exhibit 10a to the Form 10-Q for the Quarter ended
            March 31, 1996 filed with the Securities and Exchange Commission on May 13, 1996. (File No. 0-17183)

      10g Marketing Agreement with Murray Realty Investors IX, Inc. for leasing services described in the Marketing Agreement dated August 4, 1998 at 1202 Industrial Place. Reference is made to
            Exhibit 10a to the Form 10-Q for the Quarter ended September 30, 1998 filed with the Securities and Exchange Commission on November 6, 1998. (File No. 0-17183)

      10h Data Processing System Use Agreement between Murray Income Properties II, Ltd. and The Mavricc Management Systems, Inc., dated September 1, 1998. Filed herewith.

      10i Management Agreement with CK Charlotte Overhead Limited Partnership for management and operation services described in the Management Agreement dated November 9, 1998 at Tower Place Festival Shopping Center. Filed herewith.

      10j Management Agreement with Trammell Crow SE, Inc. for management and operation services described in the Management Agreement dated August 8, 1990 (as extended pursuant to the Modification to Management Agreement dated February 28, 1998) at Germantown Collection Shopping Center. Filed herewith.

      10k Management Agreement with Brookside Commercial Services for management and operation services described in the Management Agreement dated March 1, 1991 (as extended pursuant to the Extension of Property Management Agreement dated February 18, 1997 at Paddock Place Shopping Center. Filed herewith.

      10l Lease Agreement with Calidad Foods, Inc. to lease certain premises as described within the Lease Agreement dated October 19, 1992, at 1202 Industrial Place (an office/warehouse facility). Reference is made to Exhibit 10v to the Form 10-Q for the Quarter ended September 30, 1992 filed with the Securities and Exchange Commission on November 13, 1992. (File No. 0-17183)

      10m Lease Agreement with Pierce Family Partnership to lease certain premises as described within the Lease Agreement dated October 23, 1992, at 1202 Industrial Place (an office/warehouse facility). Reference is made to Exhibit 10x to the Form 10-Q for the Quarter ended September 30, 1992 filed with the Securities and Exchange Commission on November 13, 1992. (File No. 0-17183)

      10n Amendment to Lease Agreement with Calidad Foods, Inc. dated December 28, 1992 at 1202 Industrial Place (an office/warehouse facility). Reference is made to Exhibit 10n to the 1992 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 1993. (File No. 0-17183)

      10o Amendment to Lease Agreement with Pierce Leahy Corp., a Pennsylvania corporation, as successor in interest to Pierce Family Partnership Ltd., a Pennsylvania limited partnership, dated
            October 8, 1998, at 1202 Industrial Place (an office/warehouse facility). Filed herewith.

      10p Lease Agreement with Pierce Leahy Corp., a Pennsylvania corporation, to lease certain premises as described within the Lease Agreement dated October 8, 1998, at 1202 Industrial Place (an office/warehouse facility). Filed herewith.

      10q Lease Agreement with Brown Group Retail, Inc. to lease certain premises as described within the Lease Agreement dated November 9, 1993 at Tower Place Festival Shopping Center. Reference is made to
            Exhibit 10p to the 1993 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 1994.
            (File No. 0-17183)

      10r Lease Agreement with Care Management Enterprises, Inc. to lease certain premises as described within the Lease Agreement dated November 16, 1995 at 1202 Industrial Place (an office/warehouse facility). Reference is made to Exhibit 10p to the 1995 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 1996. (File No. 0-14105)

      10s Severance Agreements by and among Murray Income Properties I, Ltd. and Murray Income Properties II, Ltd. and Mitchell L. Armstrong dated September 16, 1996. Reference is made to Exhibit 10a to the 1996 3rd Quarter Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 1996. (File No. 0-14105)

      10t Severance Agreements by and among Murray Income Properties I, Ltd. and Murray Income Properties II, Ltd. and W. Brent Buck dated September 16, 1996. Reference is made to Exhibit 10b to the 1996 3rd Quarter Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 1996. (File No. 0-14105)

      27    Financial Data Schedule. Filed herewith.

      99a Glossary, as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11 Registration Statement (File No. 33-2394). Filed herewith.

      99b Article XIII of the Agreement of Limited Partnership as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11 Registration Statement (File No. 33-2394). Filed herewith.

      99c Amendment No. 9 to the Agreement of Limited Partnership contained in the Proxy Statement dated October 11, 1989. Filed herewith.

      99d Management Compensation as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11 Registration Statement (File No. 33-2394). Filed herewith.

(d)   Financial Statement Schedules with Independent Auditors' Report Thereon:

      (i) Valuation and Qualifying Accounts (Schedule II) - Years ended December 31, 1998, 1997, and 1996.

      (ii) Real Estate and Accumulated Depreciation (Schedule III) - December 31, 1998.

       All other schedules have been omitted because they are not required or the required information is shown in the consolidated financial statements or notes thereto.

                          INDEPENDENT AUDITORS' REPORT



The Partners
Murray Income Properties II, Ltd.:

Under date of February 26, 1999, we reported on the balance sheets of Murray Income Properties II, Ltd. (a limited partnership) as of December 31, 1998 and 1997, and the related statements of earnings, changes in partners' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, as contained in Item 8 of this annual report on Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in Item 14(a)2 of this annual report on Form 10-K. These financial statement schedules are the responsibility of the Partnership`s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



                                                                       KPMG LLP


Dallas, Texas
February 26, 1999

                                                                    Schedule II

                        MURRAY INCOME PROPERTIES II LTD.
                            (A LIMITED PARTNERSHIP)

                       VALUATION AND QUALIFYING ACCOUNTS

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996


                                           Balance at    Charged to                  Balance at
                                           beginning     costs and                     end of
           Description                     of period      expenses     Deductions      period
           -----------                     ----------    ----------    ----------    ----------

Allowance for doubtful accounts:

     Year ended December 31, 1996          $   14,034        (4,549)          -0-         9,485
                                           ==========    ==========    ==========    ==========

     Year ended December 31, 1997          $    9,485        (6,514)        1,524         1,447
                                           ==========    ==========    ==========    ==========

     Year ended December 31, 1998          $    1,447        28,844        30,291           -0-
                                           ==========    ==========    ==========    ==========

      Deductions are primarily for writeoffs of accounts and notes receivables deemed uncollectible by management.

                                                                   Schedule III

                       MURRAY INCOME PROPERTIES II, LTD.
                            (a limited partnership)

                    Real Estate and Accumulated Depreciation


                               December 31, 1998


                                                                       Costs Capitalized
                                                  Initial Cost             Subsequent
                                                to Partnership (A)       to Acquisition
                                            --------------------------   --------------
                                                         Buildings and
      Description             Encumbrances      Land     Improvements    Improvements
      -----------             ------------      ----     -------------   ------------
Shopping Center
  Nashville, Tennessee        $         0   $ 3,153,285   $ 6,615,549    $   646,184
Shopping Center
  Germantown (Memphis)
  Tennessee                   $         0   $ 1,751,518   $ 6,395,078    $ 1,147,982
Office Warehouse
  Grand Prairie
  Texas                       $         0   $   884,488   $ 2,895,376    $   112,982
                              -----------   -----------   -----------    -----------
                              $         0   $ 5,789,291   $15,906,603    $ 1,907,148
                              ===========   ===========   ===========    ===========


                                           Gross Amount
                                        at which carried at                                                       Life on which
                                        Close of Period (D)                                                      Depreciation in
                              ---------------------------------------                                  Fiscal    Latest Statement
                                           Buildings and               Accumulated       Year of        Year       of Earnings
      Description                Land      Improvements      Total     Depreciation    Construction   Acquired     is Computed
      -----------                ----      -------------     -----     ------------    ------------  ----------- ----------------


Shopping Center
  Nashville, Tennessee        $ 3,153,285   $ 7,261,733   $10,415,018   $ 3,579,653       1985/86           1986     3-25 YEARS
Shopping Center
  Germantown (Memphis)
  Tennessee                   $ 1,751,518   $ 7,543,060   $ 9,294,578   $ 3,485,370       1987              1988     3-25 YEARS
Office Warehouse
  Grand Prairie
  Texas                       $   884,488   $ 3,008,358   $ 3,892,846   $ 1,366,196       1980              1988     3-25 YEARS
                              -----------   -----------   -----------   -----------
                              $ 5,789,291   $17,813,151   $23,602,442   $ 8,431,219
                              ===========   ===========   ===========   ===========


Notes:

(A) The initial cost to the Partnership represents the original purchase price of the properties.
(B)   Reconciliation of real estate owned for 1998, 1997 and 1996:

                                                    1998            1997            1996
                                                ------------    ------------    ------------
     Balance at beginning of period             $ 23,284,481    $ 23,252,896    $ 23,182,001
     Additions during period                    $    317,961    $     31,585    $     70,895
     Retirements during period                  $          0    $          0    $          0
                                                ------------    ------------    ------------
     Balance at close of period                 $ 23,602,442    $ 23,284,481    $ 23,252,896
                                                ============    ============    ============

(C)   Reconciliation of accumulated depreciation for 1998, 1997 and 1996:

                                                    1998            1997            1996
                                                ------------    ------------    ------------
Balance at beginning of period                  $  7,716,316    $  6,991,905    $  6,257,762
Depreciation expense                            $    714,903    $    724,411    $    734,143
Retirements during period                       $          0    $          0    $          0
                                                ------------    ------------    ------------
Balance at close of period                      $  8,431,219    $  7,716,316    $  6,991,905
                                                ============    ============    ============

(D) The aggregate cost of real estate at December 31, 1998 for Federal income tax purposes is $24,423,818

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MURRAY INCOME PROPERTIES II, LTD.

                                       By:   Crozier Partners IX, Ltd.
                                             a General Partner

Dated:   March 26, 1999                By:         /s/ Jack E. Crozier
                                             ----------------------------------
                                             Jack E. Crozier
                                             a General Partner

                                       By:   Murray Realty Investors IX, Inc.
                                             a General Partner

Dated:   March 26, 1999                By:         /s/ Mitchell Armstrong
                                             ----------------------------------
                                             Mitchell Armstrong
                                             President


      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                       Murray Realty Investors IX, Inc.
                                       a General Partner

Dated:   March 26, 1999                By:         /s/ Brent Buck
                                             ----------------------------------
                                             Brent Buck
                                             Executive Vice President
                                             Director

Dated:   March 26, 1999                By:         /s/ Mitchell Armstrong
                                             ----------------------------------
                                             Mitchell Armstrong
                                             Chief Executive Officer
                                             Chief Financial Officer
                                             Director

                                   APPENDIX C

    QUARTERLY REPORT ON FORM 10-Q (FOR THE QUARTER ENDED SEPTEMBER 30, 1999)

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------

                                    FORM 10-Q
                                  ------------


(Mark One)

     X        QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    ---       EXCHANGE ACT OF 1934




              For the quarterly period ended September 30, 1999
                                                                ---------------
                                       OR

              TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
    ---       SECURITIES EXCHANGE ACT OF 1934



              For the transition period from ______________ to ______________


                               COMMISSION FILE NO.
                                     0-17183
                                  ------------

                        MURRAY INCOME PROPERTIES II, LTD.
             (Exact Name of Registrant as Specified in its Charter)


                         TEXAS                             75-2085586
           (State or Other Jurisdiction of              (I.R.S. Employer
            Incorporation or Organization)             Identification No.)

       5550 LBJ FREEWAY, SUITE 675, DALLAS, TEXAS            75240
        (Address of principal executive offices)           (Zip Code)

                                 (972) 991-9090
              (Registrant's Telephone Number, including Area Code)

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                      Yes X  No
                                         ---   ---

PART I.     FINANCIAL INFORMATION

ITEM 1.     FINANCIAL STATEMENTS

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
BALANCE SHEETS

                                                       September 30,     December 31,
                                                           1999              1998
                                                       ------------      ------------
                                                        (unaudited)
ASSETS
Investment properties, at cost:
   Land                                                $  5,789,291      $  5,789,291
   Buildings and improvements                            17,821,334        17,813,151
                                                       ------------      ------------
                                                         23,610,625        23,602,442
   Less accumulated depreciation                          8,971,519         8,431,219
                                                       ------------      ------------
      Net investment properties                          14,639,106        15,171,223

Investment in joint venture, at equity                    1,269,237         1,321,510
Cash and cash equivalents                                   797,542           745,995
Certificates of deposit                                     595,986           597,000
Accounts receivable, net of allowance
   of $5,476 and $-0- in 1999 and 1998,
   respectively                                             514,587           453,670
Other assets, at cost, net of accumulated
   amortization of $612,695 and $554,007 in
   1999 and 1998, respectively                              500,797           458,943
                                                       ------------      ------------
                                                       $ 18,317,255      $ 18,748,341
                                                       ============      ============

LIABILITIES AND PARTNERS' EQUITY
Accounts payable                                       $     13,768      $     19,293
Accrued property taxes                                      237,998           297,194
Security deposits and other liabilities                      76,155            72,906
Deferred income                                              39,889            35,470
                                                       ------------      ------------
       Total liabilities                                    367,810           424,863
                                                       ------------      ------------

Partners' equity:
   General Partners:
      Capital contributions                                   1,000             1,000
      Cumulative net earnings                               678,613           645,335
      Cumulative cash distributions                        (674,613)         (645,713)
                                                       ------------      ------------
                                                              5,000               622
                                                       ------------      ------------
   Limited Partners (314,687 interests):
      Capital contributions, net of offering costs       27,029,395        27,029,395
      Cumulative net earnings                            14,180,819        13,143,140
      Cumulative cash distributions                     (23,265,769)      (21,849,679)
                                                       ------------      ------------
                                                         17,944,445        18,322,856
                                                       ------------      ------------
       Total partners' equity                            17,949,445        18,323,478
                                                       ------------      ------------
                                                       $ 18,317,255      $ 18,748,341
                                                       ============      ============

See accompanying notes to financial statements.

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
STATEMENTS OF EARNINGS
(UNAUDITED)


                                              Three Months Ended             Nine Months Ended
                                                 September 30,                 September 30,
                                           -------------------------     -------------------------
                                              1999           1998           1999           1998
                                           ----------     ----------     ----------     ----------
INCOME:
   Rental                                  $  741,124     $  727,632    $ 2,286,104     $2,158,183
   Interest                                    18,155         22,655         51,819         71,567
   Equity in earnings of joint venture         35,945         34,312        113,177        102,886
                                           ----------     ----------    -----------     ----------
                                              795,224        784,599      2,451,100      2,332,636
                                           ----------     ----------    -----------     ----------

EXPENSES:
   Depreciation                               177,998        180,330        540,300        534,878
   Property operating                         217,217        177,930        594,504        561,087
   General and administrative                  62,111         64,213        239,863        241,047
   Bad debts, net                               3,729         23,356          5,476         28,844
                                           ----------     ----------    -----------     ----------
                                              461,055        445,829      1,380,143      1,365,856
                                           ----------     ----------    -----------     ----------
Net Earnings                               $  334,169     $  338,770    $ 1,070,957     $  966,780
                                           ==========     ==========    ===========     ==========




Basic earnings per limited
 partnership interest                      $     1.03     $     1.04    $      3.30     $     2.97
                                           ==========     ==========    ===========     ==========



See accompanying notes to financial statements.

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
STATEMENTS OF CHANGES IN PARTNERS' EQUITY
(UNAUDITED)

                                            General           Limited
                                            Partners          Partners            Total
                                          ------------      ------------      ------------
NINE MONTHS ENDED SEPTEMBER 30, 1998:

   Balance at December 31, 1997           $     (2,365)     $ 18,962,038      $ 18,959,673
   Net earnings                                 31,096           935,684           966,780
   Cash distributions                          (28,899)       (1,416,091)       (1,444,990)
                                          ------------      ------------      ------------
   Balance at September 30, 1998          $       (168)     $ 18,481,631      $ 18,481,463
                                          ============      ============      ============

NINE MONTHS ENDED SEPTEMBER 30, 1999:

   Balance at December 31, 1998           $        622      $ 18,322,856      $ 18,323,478
   Net earnings                                 33,278         1,037,679         1,070,957
   Cash distributions                          (28,900)       (1,416,090)       (1,444,990)
                                          ------------      ------------      ------------
   Balance at September 30, 1999          $      5,000      $ 17,944,445      $ 17,949,445
                                          ============      ============      ============






See accompanying notes to financial statements.

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                    Nine Months Ended
                                                                      September 30,
                                                              ----------------------------
                                                                  1999             1998
                                                              -----------      -----------
Cash flows from operating activities:
    Net earnings                                              $ 1,070,957      $   966,780
    Adjustments to reconcile net earnings to net
       cash provided by operating activities:
          Bad debts, net                                            5,476           28,844
          Depreciation                                            540,300          534,878
          Amortization of other assets                             58,688           55,271
          Equity in earnings of joint venture                    (113,177)        (102,886)
          Amortization of deferred income                          (4,874)          (4,874)
          Change in assets and liabilities:
             Accounts receivable                                  (66,393)         (55,242)
             Other assets                                        (100,542)         (86,550)
             Accounts payable                                      (5,525)           7,433
             Accrued property taxes, security deposits
              and other liabilities and deferred income           (46,654)         (61,534)
                                                              -----------      -----------
               Net cash provided by operating activities        1,338,256        1,282,120
                                                              -----------      -----------

Cash flows from investing activities:
    Additions to investment properties                             (8,183)        (315,961)
    Purchases of certificates of deposit                         (694,986)        (298,000)
    Proceeds from redemptions of certificates of deposit          696,000          597,000
Distributions from joint venture                                  165,450          156,000
                                                              -----------      -----------
               Net cash provided by investing activities          158,281          139,039
                                                              -----------      -----------

Cash flows from financing activities - cash distributions      (1,444,990)      (1,444,990)
                                                              -----------      -----------

Net increase (decrease) in cash and cash equivalents               51,547          (23,831)
Cash and cash equivalents at beginning of period                  745,995          890,256
                                                              -----------      -----------
Cash and cash equivalents at end of period                    $   797,542      $   866,425
                                                              ===========      ===========


See accompanying notes to financial statements.

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 AND 1998

1.   BASIS OF ACCOUNTING

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Rental income is recognized as earned under the leases. Accordingly, the Partnership accrues rental income for the full period of occupancy using the straight line method over the related terms. At September 30, 1999 and December 31, 1998, $305,231 and $232,338, respectively, of accounts receivable related to such accruals.

     Other assets consist primarily of deferred leasing costs which are amortized using the straight line method over the lives of the related leases.

     Depreciation is provided over the estimated useful lives of the respective assets using the straight line method. The estimated useful lives of the buildings and improvements range from three to twenty-five years.

     The Partnership periodically reevaluates the propriety of the carrying amounts of investment properties to determine whether current events and circumstances warrant an adjustment to such carrying amounts. Such evaluations are performed utilizing annual appraisals performed by independent appraisers as well as internally developed estimates of expected undiscounted future cash flows. In the event the carrying value of an individual property exceeds expected future undiscounted cash flows, the property is written down to the most recently appraised value. Since inception of the Partnership, none of the Partnership's properties have required write downs.

     No provision for income taxes has been made as the liabilities for such taxes are those of the individual Partners rather than the Partnership. The Partnership files its tax return on the accrual basis used for Federal income tax purposes.

     Basic earnings per limited partnership interest are based upon the limited partnership interests outstanding at period-end and the net earnings allocated to the Limited Partners in accordance with the terms of the Partnership Agreement, as amended.

     Certificates of deposit are held at commercial banks and are stated at cost, which approximates market. For purposes of reporting cash flows, the Partnership considers all certificates of deposit and highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

     The following information relates to estimated fair values of the Partnership's financial instruments as of September 30, 1999 and December 31, 1998. For cash and cash equivalents, certificates of deposit, accounts and notes receivable, accounts payable, accrued property taxes payable, and security deposits, the carrying amounts approximate fair value because of the short maturity of these instruments.

     Effective January 1, 1999, the Partnership implemented the provisions of Statement of Position (SOP) 98-5, Reporting on the Costs of Start-Up Activities. SOP 98-5 requires that the costs of start-up activities, including organizational costs, be expensed as incurred. SOP 98-5 required the initial application to be recorded as of the beginning of the fiscal year in which the SOP is first adopted. Due to the nature of capitalized costs of the Partnership, there was no effect of implementation of this new pronouncement on the financial condition or results of operations of the Partnership.

2.   PARTNERSHIP AGREEMENT

     Pursuant to the terms of the Partnership Agreement, net profits or losses of the Partnership and cash distributions are generally allocated 98% to the Limited Partners and 2% to the General Partners, except that all depreciation shall be allocated to those Limited Partners subject to Federal income taxes. Cash distributions from the sale or refinancing of a property are allocated as follows:

(a) First, all Cash Distributions from Sales or Refinancings shall be allocated 99% to the Limited Partners and 1% to the Non-corporate General Partner until the Limited Partners have been returned their Original Invested Capital from Cash Distributions from Sales or Refinancings, plus their Preferred Return from either Cash Distributions from Operations or Cash Distributions from Sales or Refinancings.

(b) Next, all Cash Distributions from Sales or Refinancings shall be allocated 99% to the General Partners and 1% to the Non-corporate General Partner in an amount equal to any unpaid Cash Distributions from Operations subordinated to the Limited Partners' 7% non-cumulative annual return. Such 99% shall be allocated 62 1/2% to the Non-corporate General Partner and 37 1/2% to the Corporate General Partner.

(c) Next, all Cash Distributions from Sales or Refinancings shall be allocated 1% to the Non-corporate General Partner and 99% to the Limited Partners and the General Partners. Such 99% will be allocated 85% to the Limited Partners and 15% to the General Partners. Such 15% shall be allocated 62 1/2% to the Non-corporate General Partner and 37 1/2% to the Corporate General Partner.

(d) Upon the sale of the last property owned by the Partnership, Cash Distributions from Sales or Refinancings shall be allocated and paid to the Partners in an amount equal to, and in proportion with, their existing capital account balances. Such distributions shall be made only after distribution of all Cash Distributions from Operations and only after all allocations of Partnership income, gain, loss, deduction and credit (including net gain from the sale or other disposition of the properties) have been closed to the Partners' respective capital accounts.

3.   INVESTMENT PROPERTY

     The Partnership owns and operates Paddock Place Shopping Center in Nashville, Tennessee, Germantown Collection Shopping Center located in Germantown (Memphis), Tennessee and 1202 Industrial Place (an office/warehouse facility) located in Grand Prairie, Texas.

     The Partnership has adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information", which established standards for the way that public business enterprises report information about operating segments in audited financial statements, as well as related disclosures about products and services, geographic areas, and major customers. The Partnership defines each of its shopping centers and its warehouse as operating segments; however, management has determined that all of its properties have similar economic characteristics and also meet the other criteria which permit the properties to be aggregated into one reportable segment. Management of the Partnership makes decisions about resource allocation and performance assessment based on the same financial information presented throughout these financial statements.

4.   INVESTMENT IN JOINT VENTURE

     The Partnership owns a 15% interest in Tower Place Joint Venture, a joint venture that owns and operates Tower Place Festival Shopping Center located in Pineville (Charlotte), North Carolina. The Partnership accounts for the joint venture by using the equity method. The remaining 85% interest in the joint venture is owned by Murray Income Properties I, Ltd. ("MIP I"), an affiliated real estate limited partnership. The Tower Place Joint Venture Agreement provides that the Partnership will share profits, losses, and cash distributions according to the Partnership's 15% ownership interest in the joint venture.

5.   TRANSACTIONS WITH AFFILIATES

     Murray Realty Investors IX, Inc. ("MRI IX"), the Corporate General Partner, entered into a property management agreement with the Partnership for the management of 1202 Industrial Place, effective January 1, 1996. Pursuant to this agreement, MRI IX earned property management fees in the amount of $14,161 and $13,420 during the nine months ended September 30, 1999 and 1998, respectively.

6.   OTHER

     Information furnished in this interim report reflects all adjustments consisting of normal recurring adjustments which, in the opinion of management, are necessary to reflect a fair presentation of the results for the periods presented.

     The financial information included in this interim report as of September 30, 1999 and for the three and nine months ended September 30, 1999 and 1998 has been prepared by management without audit by independent public accountants. The Partnership's 1998 annual report contains audited financial statements including the notes to the financial statements and should be read in conjunction with the financial information contained in this interim report.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.


Liquidity and Capital Resources

     As of September 30, 1999, the Partnership had cash, cash equivalents and certificates of deposit of $1,393,528. Such amounts represent cash generated from operations and working capital reserves.

     Rental income from leases is accrued using the straight line method over the related lease terms. At September 30, 1999 and December 31, 1998, $305,231 and $232,338, respectively, of accounts receivable related to such accruals. Accounts receivable also consist of tenant receivables, receivables for rent collected (but not yet remitted to the Partnership by the property management companies), and interest receivable on short-term investments. The increase in accounts receivable of $66,393 (exclusive of bad debts and recoveries) from December 31, 1998 to September 30, 1999 is primarily due to increases in receivables related to the accruals described above.

     The decrease in accrued property taxes of $59,196 from December 31, 1998 to September 30, 1999 is primarily due to payments of 1998 property taxes for the Partnership's properties.

     During the three months ended September 30, 1999, the Partnership made Cash Distributions from Operations of $481,664 relating to the three-month period ended June 30, 1999. Subsequent to September 30, 1999, the Partnership made the regular Quarterly Cash Distributions from Operations of $481,664, relating to the three months ended September 30, 1999. The funds distributed were derived from the net cash flow generated from operations of the Partnership's properties and from interest earned, net of administrative expenses, on funds invested in short-term money market instruments and certificates of deposit.

     Future liquidity is currently expected to result from cash generated from the operations of the Partnership's properties (which could be affected negatively in the event of weakened occupancies and/or rental rates), interest earned on funds invested in short-term money market instruments and certificates of deposit, and ultimately through the sale of the Partnership's properties.

Results of Operations

     Rental income increased $127,921 for the nine months ended September 30, 1999 as compared to the same period in 1998. The following information details the rental income generated, bad debt expense incurred, and average occupancy for the periods shown for the Partnership's properties.

                                    Three Months Ended           Nine Months Ended
                                       September 30,               September 30,
                                  ----------------------      ----------------------
                                    1999          1998          1999          1998
                                  --------      --------      --------      --------
Paddock Place Shopping Center
      Rental income               $285,465      $301,335      $902,100      $923,503
      Bad debt expense               3,729        23,356         5,476        28,844
      Average occupancy                 89%           93%           90%           97%


Germantown Shopping Center
      Rental income               $282,201      $280,412      $845,743      $791,739
      Bad debt expense                 -0-           -0-           -0-           -0-
      Average occupancy                 99%           98%          100%           92%

1202 Industrial Place
      Rental income               $173,458      $145,885      $538,261      $442,941
      Bad debt expense                 -0-           -0-           -0-           -0-
      Average occupancy                100%          100%          100%          100%

      Rental income at Paddock Place Shopping Center in Nashville, Tennessee decreased $21,403 for the nine months ended September 30, 1999 as compared to the same period in 1998. Decreases in base rents due to lower occupancy were offset by increases in percentage rent received from J. Alexander's Restaurant and tenant reimbursements for common area maintenance costs and real estate taxes.

     Occupancy at Paddock Place averaged 89% for the third quarter, a one percent decrease from the previous quarter. A new lease for 4,154 square feet was executed and the tenant will take occupancy during the fourth quarter. One tenant who occupied 1,330 square feet vacated its space prior to the expiration of its lease. During the quarter minor irrigation system repairs were completed.

     Rental income at the Germantown Collection in Germantown (Memphis), Tennessee increased $54,004 for the nine months ended September 30, 1999 as compared to the same period in 1998. Increases in base rents due to higher occupancies and increases in tenant reimbursements for common area maintenance costs were offset by decreases in tenant reimbursements for real estate taxes.

     Occupancy at Germantown averaged 99% during the quarter, a one percent decrease from the previous quarter. A tenant who occupied 1,050 square feet vacated its space upon the expiration of its lease. This space was subsequently leased to a new tenant who took occupancy in September.

     Rental income at 1202 Industrial Place in Grand Prairie (Dallas), Texas increased $95,320 for the nine months ended September 30, 1999 as compared to the same period in 1998, primarily due to higher rental rates on an extension with Pierce Leahy, the warehouse's primary tenant, and an increase in tenant reimbursements for common area costs, real estate taxes, and insurance costs.

     Occupancy at 1202 Industrial Place remained 100% during the quarter. In September a tenant who leases 54,000 square feet subleased its space to a new tenant who will occupy the space until the lease expires on November 30, 2000. Parking lot repairs were completed in September.

     "Equity in earnings of joint venture", as reflected in the Statements of Earnings, represents the Partnership's 15% interest in the earnings of Tower Place Joint Venture. Rental income at Tower Place Festival Shopping Center in Pineville (Charlotte), N.C. increased $41,353 for the nine months ended September 30, 1999 as compared to the same period in 1998 primarily due to an increase in rental rates offset by a decrease in tenant reimbursements for common area maintenance costs and insurance costs. The increase is also due to the receipt of a lease termination fee from a tenant who elected, pursuant to its lease, to terminate its lease effective October 5, 1999. Tower Place's total operating expenses decreased due to lower repair and maintenance costs, security costs and real estate taxes. The following information details the rental income generated, bad debt expense incurred, and average occupancy for the periods shown for Tower Place Shopping Center.

                                          Three Months Ended               Nine Months Ended
                                             September 30,                   September 30,
                                         1999            1998            1999            1998
                                      ----------      ----------      ----------      ----------
Tower Place Shopping Center
      Rental income                   $  448,250      $  434,561      $1,374,622      $1,333,269
      Bad debt expense (recovery)            918              68             918            (177)
      Average occupancy                       98%             95%             98%             97%

      The Partnership's share of income from the joint venture increased $10,291 for the nine months ended September 30, 1999 as compared to the same period in 1998 for the reasons stated above.

     Occupancy at Tower Place averaged 98% for the third quarter, a one percent decrease from the previous quarter. Two tenants who occupied a total of 2,310 square feet vacated their spaces prior to the expiration of their leases. Another tenant who occupied 1,400 square feet vacated its space; however, this tenant has indicated it will continue to pay rent according to the terms of its lease which expires on March 31, 2000. Two tenants who occupy 2,800 square feet renewed their leases for three years. During the quarter, some of the wood trim along the fascia of the property was repaired and painted.

      Depreciation is provided over the estimated useful lives of the respective assets using the straight line method. The estimated useful lives of the building and improvements range from three to twenty-five years.

      Property operating expenses consist primarily of utility costs, repair and maintenance costs, leasing and promotion costs, real estate taxes, insurance, and property management fees. Total property operating expenses increased $33,417 for the nine months ended September 30, 1999 as compared to the same period in 1998. The increase is due to higher repair and maintenance costs, property management fees and real estate taxes. Property operating expenses at Paddock Place increased, with increases in building repair and maintenance costs being offset by lower security costs. Property operating expenses at Germantown increased, with increases in parking lot repair and maintenance costs, real estate taxes and property management fees being offset by decreases in utilities and landscaping maintenance costs. Property operating expenses at 1202 Industrial Place were flat, with increases in roof repair and maintenance costs being offset by decreases in parking lot and general building repairs and maintenance costs.

      General and administrative expenses incurred are related to legal and accounting costs, rent, investor services costs, salaries and benefits and various other costs required for the administration of the Partnership. General and administrative expenses were flat for the nine months ended September 30, 1999 as compared to the same period in 1998, with decreases in investor services costs and telephone expenses offset by increases in salaries and benefits.

     The Partnership recognized that the arrival of the Year 2000 poses a unique challenge to the ability of an its information technology system and non-information technology systems to recognize the date change from December 31, 1999 to January 1, 2000. As of September 30, 1999, the Partnership has completed its assessment and made certain changes to provide for continued functionality of its systems. An assessment of the readiness of the Partnership's external entities, such as vendors, customers, payment systems and others is nearing completion and based on information received to date, management believes its most critical external entities will be operational. Due to the nature and extent of the Partnership's operations that are affected by Year 2000 issues, the Partnership does not believe that Year 2000 issues will have a material adverse effect on the business operation or the financial performance of the Partnership. There can be no assurance, however, that Year 2000 issues will not adversely affect the Partnership or its business. The Partnership believes that the cost to make appropriate changes of its internal and external systems will not be significant and that such costs will be funded completely through operations.

      Words or phrases when used in this Form 10-Q or other filings with the Securities and Exchange Commission, such as "does not believe" and "believes", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.


ITEM 3.      QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS

      The Partnership's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued property taxes payable, and security deposits. The carrying amount of these instruments approximate fair value due to the short-term nature of these instruments. Therefore, the Partnership believes it is relatively unaffected by interest rate changes or other market risks.

PART II.  OTHER INFORMATION

ITEM 6.    EXHIBITS AND REPORTS ON FORM 8-K.

       (a)    Exhibits:

       3a Agreement of Limited Partnership of Murray Income Properties II, Ltd. Reference is made to Exhibit A of the Prospectus dated February 20, 1986 contained in Amendment No. 1 to Partnership's Form S-11 Registration Statements filed with the Securities and Exchange Commission on February 13, 1986. (File No. 33-2294)

       3b Amended and Restated Certificate and Agreement of Limited Partnership dated as of November 15, 1989. Reference is made to
              Exhibit 3b to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989. (File No. 0-17183)

       3c Amended and Restated Certificate and Agreement of Limited Partnership dated as of January 10, 1990. Reference is made to
              Exhibit 3c to the 1989 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 1989. (File No. 0-17183)

       10a Marketing Agreement with Murray Realty Investors IX, Inc. for leasing services described in the Marketing Agreement commencing on August 4, 1998 at 1202 Industrial Place. Reference is made to
              Exhibit 10a to the Form 10-Q for the Quarter ended September 30, 1998 filed with the Securities and Exchange Commission on November 6, 1998. (File No. 0-17183)

       27     Financial Data Schedule. Filed herewith.

       99a Glossary as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11 Registration Statement (File No. 33-2394). Filed herewith.

       99b Article XIII of the Agreement of Limited Partnership as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11. Registration Statement (File No. 33-2394). Filed herewith.

       99c Amendment number nine to the Agreement of Limited Partnership contained in the Proxy Statement dated October 11, 1989. Filed herewith.

       99d Management Compensation as contained in the Prospectus dated February 20, 1986 filed as part of Amendment No. 2 to Registrant's Form S-11 Registration Statement (File No. 33-2394). Filed herewith.

       (b) Reports on Form 8-K filed during the quarter ended September 30, 1999:

              None

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MURRAY INCOME PROPERTIES II, LTD.

                                       By: Murray Realty Investors IX, Inc.
                                           A General Partner



Date:  November 5, 1999                By: /s/ Mitchell Armstrong
                                           --------------------------------
                                           Mitchell Armstrong
                                           President
                                           Chief Financial Officer

                                   APPENDIX D

                    LISTING AGREEMENT WITH TC TENNESSEE, INC.

                                AGENCY AGREEMENT
                              TRAMMELL CROW COMPANY

Date: September 20, 1999

Trammell Crow Company
6000 Poplar, Suite 400
Memphis, IN 38119

RE: "Properties"

    Paddock Place- 68,631 s.f. shopping center in Nashville, TN
    Mt View Plaza- 58,047 s.f. shopping center in Scottsdale, AZ
    Germantown Collection- 55,317 s.f. shopping center in Germantown, TN
    Castle Oaks Village- 33,449 s.f. shopping center in San Antonio, TX
    Tower Place Festival- 114,606 s.f. shopping center in Pineville, NC
    1202 Industrial Place- 172,800 s.f. industrial building in Grand Prairie, TX

    In consideration of the listing of the real estate described above (hereinafter called "Properties") and the efforts to be made to sell said Properties, Murray Income Properties (hereinafter called "Owner") or any assignee or transfer thereof hereby employs and appoints TC Tennessee, Inc. (hereinafter called "Agent"), its sole agent to sell, transfer or exchange said Properties at the price and on the terms which the Owner authorizes or consents to. This agency shall remain in effect from September 20, 1999 to a date which is 12 months after the Owner has notified Agent in writing to proceed with soliciting offers for the Properties. This agency may be terminated by either party hereto upon sixty (60) days advance written notice to the other. Upon expiration of the term, this Agreement shall continue on a month to month basis until terminated in writing as provided for herein above. Agent makes no guarantee of exchange or sale.

Terms:   Cash or terms acceptable to Owner

    If one or more of said Properties is sold, transferred, or exchanged to a purchaser secured by Agent or by anyone else, including the Owner, during the period of the agency herein given, at a price or on terms otherwise agreed upon by the Owner, Owner agrees to pay to Agent a cash commission as follows:

SALE, TRANSFER OR EXCHANGE:    2% of the selling price, or of the transfer or
                               exchange value.
                               2.5% of the selling price if a co-broker is involved in the transfer or exchange of Castle
                               Oaks Village or 1202 Industrial Place. No additional commission will be paid for a co-broker on the other Properties.

    Notwithstanding the above, in the event Owner sells 1202 Industrial Place to Pierce Leahy due to the exercising of the Right of First Offer contained in Pierce Leahy's lease, then in that event, Agent will not be paid a commission for the sale of said Property. If Pierce Leahy purchases the Property after their Right of First Offer has expired, then Agent will receive the full commission as stated above.

    The Owner further agrees to refer all inquiries or offers from prospective purchasers it may receive to the Agent If a sale or exchange is made within twelve (12) months after the expiration or termination of this agency, or any extension thereof, to any parry with whom Agent negotiated or had contact during the agency period, the Owner agrees to pay Agent the commission herein provided. Within 30 days after the end of the listing agreement, Agent agrees to provide to Owner a list of all prospects Agent has contact during the agency period.

    Agent is hereby authorized at Agents expense to submit and to advertise the Properties in such manner as Agent deems expedient and most likely to produce a sale. In the event this agreement expires or is terminated by Owner prior to the sale of all the properties, Owner will reimburse Agent for his marketing costs including package material and preparation, copies, postage and Federal Express charges, and one time roundtrip air travel from Memphis, TN to each Property. This cost shall not exceed $ 18,000.

    In the event of consummation of a sale, transfer or exchange agreement, owner agrees to deliver within a reasonable time a complete abstract of title (or title search) at Purchaser's cost showing a good and merchantable title by the undersigned Owner and Owner further agrees to execute and deliver to the Purchaser a special warranty deed to the said Property.

    The Owner agrees to save and hold harmless Agent, its agents, employees, independent contractors, successors and assigns, from all claims, disputes, litigation or judgements arising from any materially incorrect information supplied by Owner or from any material fact or defect known by Owner regarding Property which the Owner fails to disclose to Agent.

AGENT:

TC Tennessee, Inc.

By: /s/ PHILIP J. FAWCETT
   -------------------------------------
     Philip J. Fawcett
     Senior Vice President


OWNER:

Tower Place Joint Venture
By: Murray Income Properties I, Ltd.
By: Murray Realty Investors VIII, Inc.

By: /s/ BRENT BUCK
   -------------------------------------
     Brent Buck, Executive V.P.

Murray Income Properties I, Ltd.
By: Murray Realty Investors VIII, Inc.


By: /s/ BRENT BUCK
   -------------------------------------
     Brent Buck, Executive V.P.

Murray Income Properties II, Ltd.
By: Murray Realty Investors IX, Inc.

By: /s/ BRENT BUCK
   -------------------------------------
     Brent Buck, Executive V.P.

                                   APPENDIX E

         PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE AND
                        AGREEMENT OF LIMITED PARTNERSHIP

RESOLVED, that the Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership, as amended, be further amended by adding a new article and section, to be called Article XXV, Section 25.1, which shall read in its entirety as follows:

                                  "ARTICLE XXV

                  25.1 Notwithstanding Sections 11.4 and 15.1 or any other provision in this Agreement to the contrary, the General Partners shall have full authority and power to consummate the sale of all of the Partnership's assets and to subsequently dissolve the Partnership upon completion of the asset sale in accordance with the terms approved by a majority of the Limited Partners and as described in that certain Proxy Statement on Schedule 14A filed by the Partnership with the U.
                  S. Securities and Exchange Commission dated on or about January 13, 2000."

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                        MURRAY INCOME PROPERTIES II, LTD.

                                      PROXY

                   PROXY SOLICITED BY THE GENERAL PARTNERS FOR
                  SPECIAL MEETING TO BE HELD ON MARCH 10, 2000

The undersigned hereby appoints Mitchell Armstrong, Brent Buck or Jack Crozier, and each of them, jointly and severally, as the undersigned's proxy or proxies, with full power of substitution, to vote all limited partnership interests of Murray Income Properties II, Ltd. which the undersigned is entitled to vote at the Special meeting of the limited partners to be held at 2200 Ross Avenue, Suite 2000, Dallas, Texas on March 10, 2000 at 1:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.


       (Continued, and to be marked, dated and signed, on the other side.)

                          [ ] FOLD AND DETACH HERE [ ]


-------------------------------------------------------------------------------


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                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. If you are calling from within the United States, call TOLL FREE 1-800-213-7567 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2.   Vote by Internet at our Internet Address: www.proxybynet.com/murray


                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE






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




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  THE GENERAL PARTNERS RECOMMEND A VOTE FOR PROPOSAL 1    Please mark your   [X]
                                                          votes as indicated
                                                          in this example.




1. Approval of the proposed sale of all of the partnership's properties on the terms described in the accompanying proxy statement, which would result in the sale of all of the partnership's assets and the subsequent dissolution and termination of the partnership, and the necessary amendment to the partnership agreement to permit the proposed asset sale and dissolution and termination of the partnership.

                [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

                                                      Date              /
                                                      --------------------------

                                                      --------------------------
                                                      Signature

                                                      --------------------------
                                                      Signature, If Jointly Held

                                                      If acting as Attorney,
                                                      Executor, Trustee or in
                                                      other representative
                                                      capacity, please sign name
                                                      and title.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         VOTE BY TELEPHONE AND INTERNET
                            QUICK ***EASY***IMMEDIATE


     Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

     VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.


     OPTION A: To vote as the general partners recommend on the proposal: Press
               1

     OPTION B: If you choose to vote on each item separately, press 0. You will hear these instructions:


               Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, you must confirm your vote by pressing 1.

     VOTE BY INTERNET: The Web address is: www.proxybynet.com/murray

           IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                                THANK YOU FOR VOTING

CALL * * TOLL FREE * * ON A TOUCH TONE TELEPHONE
            1-800-213-7567 - ANYTIME
    THERE IS NO CHARGE TO YOU FOR THIS CALL

                                                --------------------------------


                                                --------------------------------
                                                          CONTROL NUMBER
                                                  FOR TELEPHONE/INTERNET VOTING
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